UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
•	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
•	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
•	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
•	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
•	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
•	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
•	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
•	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
•	PIMCO Active Bond Exchange-Traded Fund
•	PIMCO Enhanced Low Duration Active Exchange-Traded Fund
•	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund
•	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

PIMCO ETF TRUST

Semiannual Report

December 31, 2021

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund | MINO | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		21

Financial Highlights		22

Statements of Assets and Liabilities		26

Statements of Operations		28

Statements of Changes in Net Assets		30

Statement of Cash Flows		34

Notes to Financial Statements		110

Glossary		134

Distribution Information		135

Approval of Investment Advisory Contract and Other Agreements		138

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	35

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	36

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	37

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	38

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	39

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	48

PIMCO Active Bond Exchange-Traded Fund	14	58

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	72

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	81

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	85

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	93

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	19	100

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	20	103

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO ETF Semiannual Report, which covers the six-month reporting period ended December 31, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) was 6.7%. Growth then moderated to 2.3% during the third quarter of the year. Finally, the Commerce Department’s initial estimate for fourth quarter annualized GDP growth — released after the reporting period ended — was 6.9%.

In the U.S., while the Federal Reserve Board (the “Fed”) maintained the federal funds rate at an all-time low of a range between 0.00% and 0.25%, it took a step toward tightening its monetary policy. At its meeting in early November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. At its meeting in mid-December, the Fed further reduced the monthly pace of its purchases. At the current pace, the U.S. central bank will conclude its asset purchases in mid-March 2022, and could raise interest rates during its March 2022 meeting.

Economies outside the U.S. also continued to be impacted by COVID-19. In its October 2021 World Economic Outlook, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies contracted by -6.3%, -9.8% and -4.6%, respectively, in 2020.

The Bank of England (the “BoE”) also tightened its monetary policy, while several other developed country central banks maintained their accommodative stances. In December 2021, the BoE surprised the market and raised rates for the first time since COVID-19 began. The BoE cited underlying inflation pressures and expects inflation to remain high in the coming months. In contrast, the European Central Bank (the “ECB”) diverged from the Fed and the BoE, as President Christine Lagarde said, “It is very unlikely that we will raise interest rates in the year 2022.” The eurozone economy is still below its pre-pandemic level and the Omicron variant is threatening growth in the region. Elsewhere, the Bank of Japan (the “BoJ”) pared back its emergency pandemic funding in late 2021, but maintained its loose monetary policy. The BoJ appears likely to remain accommodative in the near future given the headwinds facing its economy.

Both short- and long-term U.S. Treasury yields moved higher during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets, returned 0.16%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment-grade credit bonds, returned 0.10%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced mixed returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 1.36%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -0.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -5.56%.

Amid periods of volatility, global equities posted mixed results. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.67%, fueled by strong investor demand and growth in the economy. Global equities, as

2	PIMCO ETF TRUST

represented by the MSCI World Index, gained 7.76%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -0.52%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.82% and European equities, as represented by the MSCI Europe Index (in EUR), gained 8.48%.

Commodity prices were volatile and generated positive results. When the reporting period began, Brent crude oil was approximately $75 a barrel. Brent crude oil ended the reporting period at roughly $78 a barrel. We believe that a driver of the uptick in oil price was stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, COVID-19 variants, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 4.12%, 2.16% and 3.45% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to

4	PIMCO ETF TRUST

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	5

Important Information About the Funds	(Cont.)

Fund Name (Cont.)	Fund Inception	Diversification Status
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	9/8/21	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds

6	PIMCO ETF TRUST

and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	99.8%

Short-Term Instruments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	6.33%	(4.96)%	9.40%	6.01%	8.93%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	6.20%	(5.24)%	9.37%	5.97%	8.90%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	6.50%	(4.74)%	9.61%	6.26%	9.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) curve fell, positively impacting the return of both the fund and the underlying index.

»	There were no other material contributors or detractors for this Fund.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	99.6%

Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	2.49%	5.37%	3.27%	1.76%	2.35%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	2.71%	5.64%	3.31%	1.78%	2.37%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	2.52%	5.50%	3.47%	1.97%	2.57%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	U.S. real yields at the front end of the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve moved higher, resulting in negative performance for both the Fund and the 1-5 Year U.S. TIPS Index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	99.5%

Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	8.35%	7.00%	9.75%	5.50%	7.37%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	8.47%	7.01%	9.76%	5.51%	7.37%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	8.47%	7.19%	9.96%	5.71%	7.58%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields beyond the front end moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 15+ Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the 15+ Year U.S. TIPS Index.

»	There were no notable detractors for this Fund.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	99.4%

Short-Term Instruments	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	4.08%	5.71%	5.31%	3.00%	4.29%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	4.29%	5.92%	5.29%	3.00%	4.30%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	4.30%	6.01%	5.53%	3.21%	4.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields beyond the front end moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the U.S. TIPS Index.

»	There were no notable detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	89.9%

Short-Term Instruments	9.6%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	0.73%	4.74%	4.50%	5.20%	4.92%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	1.12%	4.76%	4.60%	5.11%	4.96%
ICE BofAML 0-5 Year US High Yield Constrained Index±	1.25%	6.01%	5.18%	5.88%	5.53%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.55%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the transportation sector contributed to performance, as the Fund was void of transportation positions that underperformed the broader sector.

»	Underweight exposure to the utilities sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the cable/pay TV sector contributed to performance, as the Fund had underweight exposure to cable/pay TV positions that underperformed the broader sector.

»	Security selection in the telecommunications sector detracted from performance, as the Fund’s telecommunications positions underperformed the broader sector.

»	Security selection in the energy sector detracted from performance, as the Fund was void of energy positions that outperformed the broader sector.

»	Security selection in the support services sector detracted from performance, as the Fund had underweight exposure to support services positions that outperformed the broader sector.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Industrials	44.8%

Banking & Finance	32.1%

Utilities	12.4%

Short-Term Instruments	6.0%

U.S. Treasury Obligations	4.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	0.04%	(1.08)%	5.21%	4.72%	4.75%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	0.00%	(1.18)%	5.17%	4.73%	4.73%
ICE BofAML US Corporate Index±	0.04%	(1.03)%	5.28%	4.76%	4.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had positive performance, as the Underlying Index had positive performance.

»	There were no other material contributors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	29.4%

U.S. Treasury Obligations	24.1%

U.S. Government Agencies	19.4%

Asset-Backed Securities	13.8%

Non-Agency Mortgage-Backed Securities	6.2%

Preferred Securities	3.5%

Municipal Bonds & Notes	1.9%

Short-Term Instruments	0.7%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	0.09%	(0.59)%	4.06%	4.18%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	0.08%	(0.77)%	4.07%	4.17%
Bloomberg U.S. Aggregate Index±	0.06%	(1.54)%	3.57%	2.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.55%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Positions in securitized assets, particularly non-agency mortgage-backed securities, contributed to relative performance as excess return for these securities were positive.

»	Underweight to U.S. interest rates contributed to relative performance, as interest rates rose.

»	Selection within investment-grade corporate credit, particularly financials, contributed to relative performance, as spreads tightened.

»	Positions in select high yield credit contributed to relative performance, as spreads tightened.

»	Short exposure to inflation-linked instruments detracted as total returns for these securities were positive.

»	Local rate exposure in Canada during Sep-Oct’21 detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Fund.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

U.S. Treasury Obligations	48.7%

Corporate Bonds & Notes	28.6%

Asset-Backed Securities	8.6%

U.S. Government Agencies	6.9%

Non-Agency Mortgage-Backed Securities	6.6%

Short-Term Instruments	0.5%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	(0.54)%	(0.31)%	2.38%	2.35%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	(0.65)%	(0.54)%	2.32%	2.33%
ICE BofAML 1-3 Year U.S. Treasury Index±	(0.47)%	(0.55)%	1.61%	1.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	A short bias to the euro versus the U.S. dollar contributed to relative performance, as the euro depreciated.

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Underweight exposure to U.S. duration on the 2-year and 5-year portions of the yield curve contributed to relative performance, as the yield curve flattened.

»	Holdings of government agency securities detracted from relative performance due to security selection within agency bonds.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	51.9%

Asset-Backed Securities	15.8%

U.S. Government Agencies	15.6%

Short-Term Instruments	11.8%

Non-Agency Mortgage- Backed Securities	3.5%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	(0.03)%	0.20%	1.22%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	(0.04)%	0.18%	1.20%
FTSE 3-Month Treasury Bill Index±	0.02%	0.05%	0.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.36%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive excess return.

»	Holdings of agency mortgage-backed securities (“MBS”) contributed to relative performance due to security selection within agency MBS.

»	Overweight exposure to U.S. duration on the 1-year and 3-year portions of the yield curve detracted from relative performance, as the yield curve flattened.

»	Holdings of government agency securities detracted from relative performance due to security selection within agency bonds.

»	There were no other material detractors for this Fund.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Corporate Bonds & Notes	58.4%

U.S. Government Agencies	14.2%

Asset-Backed Securities	12.6%

Non-Agency Mortgage- Backed Securities	7.5%

Short-Term Instruments	4.6%

Sovereign Issues	2.6%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	(0.15)%	0.00%	1.70%	1.48%	1.39%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	(0.15)%	(0.03)%	1.70%	1.46%	1.39%
FTSE 3-Month Treasury Bill Index±	0.02%	0.05%	1.11%	0.60%	0.51%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollardenominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Select holdings of securitized credit contributed to relative performance, as holdings of collateralized loan obligations provided positive total return.

»	Holdings of investment grade corporate credit contributed to relative performance, as the asset class provided positive excess return.

»	Holdings of government agency securities detracted from relative performance due to security selection within agency bonds.

»	Overweight exposure to U.S. duration on the 2-year and 3-year portions of the yield curve detracted from relative performance, as the yield curve flattened.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	11.9%

Electric Power & Light Revenue	8.9%

Ad Valorem Property Tax	6.8%

Water Revenue	6.6%

Natural Gas Revenue	5.9%

Tobacco Settlement Funded	4.6%

Income Tax Revenue	4.1%

Highway Revenue Tolls	4.1%

Industrial Revenue	3.2%

Miscellaneous Revenue	3.1%

Lease (Appropriation)	2.8%

Sales Tax Revenue	2.7%

College & University Revenue	2.6%

Fuel Sales Tax Revenue	2.4%

Port, Airport & Marina Revenue	2.1%

Appropriations	2.0%

General Fund	1.8%

Local or Guaranteed Housing	1.8%

Transit Revenue	1.7%

Nuclear Revenue	1.7%

Miscellaneous Taxes	1.4%

Sewer Revenue	1.1%

Other	1.2%

Short-Term Instruments	15.5%
†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	0.08%	0.79%	3.66%	2.82%	3.26%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	(0.08)%	0.68%	3.63%	2.80%	3.25%
Bloomberg 1-15 Year Municipal Bond Index±	0.29%	0.86%	3.57%	3.05%	3.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as short term municipal yields rose and intermediate and long term yields fell.

»	A tactical exposure to treasury futures contributed to performance, as interest rates broadly rose.

»	Security selection within the tobacco sector contributed to performance, as our holdings outperformed the general municipal market.

»	Underweight exposure to the general obligation segment detracted from performance, as the segment outperformed the broad municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the general municipal market.

18	PIMCO ETF TRUST

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Ticker Symbol - MINO

Allocation Breakdown as of December 31, 2021†§

Municipal Bonds & Notes	90.5%

Short-Term Instruments	9.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2021

Fund Inception (09/08/2021)*
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (Based on Net Asset Value)	0.31%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (At Market Price)(1)	0.29%
Bloomberg Municipal Bond Index±	0.03%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.54%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund seeks current income exempt from federal income tax and long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as short term municipal yields rose and long and intermediate muni yields fell.

»	Security selection within the special tax sector contributed to performance, as our holdings outperformed the general municipal market.

»	Security selection within the industrial revenue sector contributed to performance, as our holdings outperformed the general municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

»	Security selection within the housing sector detracted from performance, as our holdings underperformed the general municipal market.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	19

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2021†§

Municipal Bonds & Notes

Ad Valorem Property Tax	20.3%

Health, Hospital & Nursing Home Revenue	10.9%

Electric Power & Light Revenue	6.0%

College & University Revenue	5.9%

Water Revenue	4.8%

Highway Revenue Tolls	4.3%

Natural Gas Revenue	4.2%

Sales Tax Revenue	3.8%

Appropriations	3.5%

Miscellaneous Revenue	3.2%

Tobacco Settlement Funded	2.7%

Income Tax Revenue	2.7%

General Fund	2.6%

Industrial Revenue	1.6%

Fuel Sales Tax Revenue	1.5%

Local or Guaranteed Housing	1.5%

Lease (Non-Terminable)	1.4%

Lease (Appropriation)	1.3%

Sewer Revenue	1.3%

Multiple Utility Revenue	1.2%

Lease Revenue	1.2%

Transit Revenue	1.0%

Other	5.0%

Short-Term Instruments	7.8%

U.S. Treasury Obligations	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2021

	6 Months*	1 Year	5 Year	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	(0.09)%	0.27%	1.97%	1.25%	1.31%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	(0.16)%	0.17%	2.02%	1.25%	1.31%
Bloomberg 1-Year Municipal Bond Index±	0.00%	0.31%	1.44%	1.03%	1.08%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the special tax sector contributed to performance.

»	Yield curve strategies detracted from performance, as short term municipal yields rose and intermediate-long term yields fell.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the general municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

20	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2021 to December 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,063.30	$0.79	$1,000.00	$1,024.72	$0.77	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,024.90	1.03	1,000.00	1,024.46	1.03	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,083.50	1.06	1,000.00	1,024.46	1.03	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,040.80	1.04	1,000.00	1,024.46	1.03	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,007.30	2.81	1,000.00	1,022.68	2.83	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,000.40	1.02	1,000.00	1,024.46	1.03	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,000.90	2.80	1,000.00	1,022.68	2.83	0.55
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	994.60	2.49	1,000.00	1,022.98	2.53	0.49
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	999.70	1.27	1,000.00	1,024.21	1.29	0.25
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	998.50	1.78	1,000.00	1,023.70	1.80	0.35
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,000.80	1.78	1,000.00	1,023.70	1.80	0.35
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(a)	1,000.00	1,003.10	1.27	1,000.00	1,023.44	2.06	0.40
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	999.10	1.78	1,000.00	1,023.70	1.80	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 09/08/21 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 116/365 (to reflect the period since inception date of 09/08/21). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$145.38	$1.28	$7.85	$9.13	$(1.83)	$0.00	$0.00	$(1.83)

06/30/2021	173.14	2.49	(27.75)	(25.26)	(2.50)	0.00	0.00	(2.50)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$55.05	$1.18	$0.18	$1.36	$(1.36)	$0.00	$0.00	$(1.36)

06/30/2021	53.21	1.85	1.35	3.20	(1.36)	0.00	0.00	(1.36)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$86.49	$2.05	$5.08	$7.13	$(2.28)	$0.00	$0.00	$(2.28)

06/30/2021	83.31	2.10	2.85	4.95	(1.77)	0.00	0.00	(1.77)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	0.00	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$65.77	$1.58	$1.07	$2.65	$(1.91)	$(0.54)	$0.00	$(2.45)

06/30/2021	63.20	2.07	1.89	3.96	(1.39)	0.00	0.00	(1.39)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$99.99	$1.59	$(0.87)	$0.72	$(1.93)	$0.00	$0.00	$(1.93)

06/30/2021	91.45	3.70	9.16	12.86	(4.32)	0.00	0.00	(4.32)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$114.60	$1.32	$(1.27)	$0.05	$(1.57)	$(0.08)	$0.00	$(1.65)

06/30/2021	114.04	2.92	0.79	3.71	(3.01)	(0.14)	0.00	(3.15)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

PIMCO Active Bond Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$111.01	$1.20	$(1.09)	$0.11	$(1.65)	$0.00	$0.00	$(1.65)

06/30/2021	111.39	2.27	0.16	2.43	(2.81)	0.00	0.00	(2.81)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$152.68	6.33%	$400,023	0.15	%*	0.15	%*	0.15	%*	0.15	%*	1.66	%*	6%

145.38	(14.70)	395,447	0.15		0.15		0.15		0.15		1.59		25

173.14	37.97	375,713	0.15		0.15		0.15		0.15		1.98		14

128.17	14.17	265,315	0.15		0.15		0.15		0.15		2.79		21

115.51	1.08	164,028	0.15		0.15		0.15		0.15		2.71		19

117.38	(10.88)	166,683	0.15		0.15		0.15		0.15		2.53		14

$55.05	2.49%	$1,385,627	0.20	%*	0.20	%*	0.20	%*	0.20	%*	4.21	%*	9%

55.05	6.07	972,716	0.20		0.20		0.20		0.20		3.40		26

53.21	3.52	628,978	0.20		0.20		0.20		0.20		0.49		30

52.62	3.17	748,304	0.20		0.20		0.20		0.20		1.89		36

51.76	1.02	826,530	0.20		0.20		0.20		0.20		2.01		32

52.18	0.00	1,136,011	0.20		0.20		0.20		0.20		1.64		38

$91.34	8.35%	$992,870	0.20	%*	0.20	%*	0.20	%*	0.20	%*	4.49	%*	2%

86.49	6.00	602,828	0.20		0.20		0.20		0.20		2.46		4

83.31	22.47	614,024	0.20		0.20		0.20		0.20		0.25		9

69.61	5.06	178,903	0.20		0.20		0.20		0.20		2.45		6

67.57	5.88	254,745	0.20		0.20		0.20		0.20		3.05		10

65.64	(2.82)	148,992	0.20		0.20		0.20		0.20		2.66		16

$65.97	4.08%	$246,055	0.20	%*	0.20	%*	0.20	%*	0.20	%*	4.67	%*	76%

65.77	6.31	176,261	0.20		0.20		0.20		0.20		3.19		5

63.20	8.61	61,936	0.20		0.20		0.20		0.20		0.35		10

59.46	4.69	52,327	0.20		0.20		0.20		0.20		1.89		9

57.61	2.07	50,695	0.21		0.21		0.21		0.21		2.18		8

57.61	(0.87)	70,864	0.20		0.20		0.20		0.20		1.88		8

$98.78	0.73%	$1,797,771	0.55	%*	0.55	%*	0.55	%*	0.55	%*	3.15	%*	30%

99.99	14.35	2,239,839	0.55		0.55		0.55		0.55		3.81		65

91.45	(4.56)	1,156,826	0.56		0.56		0.55		0.55		4.22		36

100.71	5.71	1,460,224	0.56		0.56		0.55		0.55		4.66		27

100.07	3.18	1,666,164	0.56		0.56		0.55		0.55		4.41		42

101.62	10.88	1,824,151	0.55		0.55		0.55		0.55		4.58		43

$113.00	0.04%	$811,317	0.20	%*	0.20	%*	0.20	%*	0.20	%*	2.26	%*	19%

114.60	3.29	794,189	0.20		0.20		0.20		0.20		2.55		21

114.04	9.76	659,123	0.20		0.20		0.20		0.20		3.10		18

107.27	10.65	797,018	0.20		0.20		0.20		0.20		3.41		27

100.41	(1.12)	756,084	0.20		0.20		0.20		0.20		3.20		10

104.90	2.19	737,459	0.20		0.20		0.20		0.20		2.97		7

$109.47	0.09%	$4,387,534	0.55	%*	0.55	%*	0.55	%*	0.55	%*	2.12	%*	141%

111.01	2.20	4,282,895	0.55		0.55		0.55		0.55		2.04		273

111.39	6.92	3,400,704	0.57		0.57		0.55		0.55		2.65		146

107.54	7.99	2,422,925	0.73		0.73		0.55		0.55		3.42		155

103.19	0.41	2,072,132	0.76		0.76		0.55		0.55		3.03		142

106.07	2.00	2,039,657	0.61		0.61		0.55		0.55		2.70		569

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$101.78	$0.46	$(1.01)	$(0.55)	$(0.46)	$0.00	$0.00	$(0.46)

06/30/2021	101.79	1.16	0.43	1.59	(1.60)	0.00	0.00	(1.60)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$100.66	$0.21	$(0.24)	$(0.03)	$(0.36)	$(0.08)	$0.00	$(0.44)

06/30/2021	100.64	0.74	0.26	1.00	(0.98)	0.00	0.00	(0.98)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$101.99	$0.20	$(0.34)	$(0.14)	$(0.25)	$(0.01)	$0.00	$(0.26)

06/30/2021	101.65	0.52	0.39	0.91	(0.57)	0.00	0.00	(0.57)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$56.72	$0.45	$(0.40)	$0.05	$(0.53)	$0.00	$0.00	$(0.53)

06/30/2021	55.73	0.97	1.00	1.97	(0.98)	0.00	0.00	(0.98)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

09/08/2021 - 12/31/2021+	$50.00	$0.15	$0.01	$0.16	$(0.15)	$0.00	$0.00	$(0.15)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

07/01/2021 - 12/31/2021+	$51.41	$0.13	$(0.17)	$(0.04)	$(0.15)	$0.00	$0.00	$(0.15)

06/30/2021	51.04	0.42	0.42	0.84	(0.47)	0.00	0.00	(0.47)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(f)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$100.77	(0.54)%	$1,191,132	0.49	%*	0.49	%*	0.47	%*	0.47	%*	0.88	%*	78%

101.78	1.57	1,129,706	0.47		0.49		0.44		0.46		1.13		73

101.79	4.77	496,743	0.49		0.56		0.39		0.46		2.61		378

100.15	3.66	352,514	0.79		0.86		0.39		0.46		2.98		1,613

99.61	1.09	157,382	1.02		1.09		0.39		0.46		2.51		326

101.02	2.54	93,947	0.67	(f)	0.74	(f)	0.47	(f)	0.54	(f)	2.15		651

$100.19	(0.03)%	$162,301	0.25	%*	0.37	%*	0.25	%*	0.37	%*	0.41	%*	37%

100.66	0.99	153,000	0.25		0.37		0.25		0.37		0.74		120

100.64	1.54	87,553	0.27	*	0.51	*	0.24	*	0.48	*	1.87	*	102

$101.59	(0.15)%	$13,677,430	0.35	%*	0.35	%*	0.35	%*	0.35	%*	0.39	%*	20%

101.99	0.89	14,024,433	0.35		0.35		0.35		0.35		0.51		71

101.65	2.21	13,914,440	0.37		0.37		0.35		0.35		2.03		81

101.75	2.84	11,939,913	0.36		0.36		0.35		0.35		2.70		72

101.58	1.70	9,410,140	0.42		0.42		0.35		0.35		1.92		86

101.74	2.05	7,195,945	0.35		0.35		0.35		0.35		1.43		82

$56.24	0.08%	$700,716	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.57	%*	7%

56.72	3.56	647,152	0.35		0.35		0.35		0.35		1.72		16

55.73	4.06	468,662	0.35		0.35		0.35		0.35		2.25		34

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

52.84	1.25	275,309	0.35		0.35		0.35		0.35		2.44		27

53.48	(0.69)	259,917	0.35		0.35		0.35		0.35		2.33		30

$50.01	0.31%	$42,010	0.40	%*	0.50	%*	0.40	%*	0.50	%*	0.95	%*	72%

$51.22	(0.09)%	$566,463	0.35	%*	0.35	%*	0.35	%*	0.35	%*	0.50	%*	11%

51.41	1.66	452,932	0.35		0.35		0.35		0.35		0.83		27

51.04	2.64	176,581	0.35		0.35		0.35		0.35		1.60		55

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

49.91	0.83	67,874	0.35		0.35		0.35		0.35		1.55		87

50.25	0.37	65,826	0.35		0.35		0.35		0.35		1.20		80

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1 - 5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$399,984	$1,388,714	$994,318	$246,756
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	0	0	0
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	12,522	0	0	0
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	38,536	0	0
Interest and/or dividends receivable	0	2,457	2,850	683
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	412,506	1,429,707	997,168	247,439

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	10,751	38,706	0	0
Payable for unfunded loan commitments	0	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Distributions payable	1,677	5,139	4,112	1,325
Overdraft due to custodian	0	0	11	17
Accrued management fees	55	235	175	42
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	0	0	0	0
Total Liabilities	12,483	44,080	4,298	1,384

Net Assets	$400,023	$1,385,627	$992,870	$246,055

Net Assets Consist of:

Paid in capital	$447,139	$1,391,007	$965,764	$238,634
Distributable earnings (accumulated loss)	(47,116)	(5,380)	27,106	7,421

Net Assets	$400,023	$1,385,627	$992,870	$246,055

Shares Issued and Outstanding	2,620	25,170	10,870	3,730

Net Asset Value Per Share Outstanding(a):	$152.68	$55.05	$91.34	$65.97

Cost of investments in securities	$426,101	$1,382,108	$957,735	$240,771
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$664	$6,176	$5,281	$1,538
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021 (Unaudited)

PIMCO 0 - 5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,782,130	$805,416	$4,920,060	$1,926,402	$160,464	$13,649,006	$701,352	$41,409	$564,486
24,200	0	0	0	0	1,552	0	0	0

189	26	720	104	0	0	0	3	0
1,517	48	41	0	205	0	0	0	0
2,739	0	2,805	0	1,188	0	0	269	0
1,999	1,148	20,452	5,502	0	0	829	88	0
0	0	3,940	71	1,237	0	0	0	0
242	0	761	28	0	1,735	0	0	0
0	0	963,959	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
25,738	6,957	23,621	5,010	742	36,621	5,930	301	3,558
0	0	0	0	19	0	0	4	0
1,838,754	813,595	5,936,359	1,937,117	163,855	13,688,914	708,111	42,074	568,044

$0	$543	$6,917	$395,785	$0	$486	$0	$0	$0
0	0	0	348,231	0	0	0	0	0
0	0	134,906	0	0	0	0	0	0

16	6	506	118	0	0	14	2	0
0	0	729	470	147	0	0	0	0
6,921	0	5,866	0	1,109	0	6,164	0	1,193
98	0	0	0	0	0	0	0	0
0	0	1,387,632	0	0	0	0	0	0
26,948	0	0	0	0	1,552	0	0	0
1,390	0	912	0	0	0	0	0	0
4,732	1,580	9,218	875	241	5,070	997	44	210
0	0	0	0	0	0	0	0	0
878	149	2,138	505	57	4,376	220	18	178
0	0	0	1	0	0	0	0	0
0	0	1	0	0	0	0	0	0
40,983	2,278	1,548,825	745,985	1,554	11,484	7,395	64	1,581

$1,797,771	$811,317	$4,387,534	$1,191,132	$162,301	$13,677,430	$700,716	$42,010	$566,463

$1,988,370	$785,573	$4,355,218	$1,199,537	$162,616	$13,704,282	$679,920	$42,000	$565,206
(190,599)	25,744	32,316	(8,405)	(315)	(26,852)	20,796	10	1,257

$1,797,771	$811,317	$4,387,534	$1,191,132	$162,301	$13,677,430	$700,716	$42,010	$566,463

18,200	7,180	40,080	11,820	1,620	134,640	12,460	840	11,060

$98.78	$113.00	$109.47	$100.77	$100.19	$101.59	$56.24	$50.01	$51.22

$1,800,324	$787,214	$4,809,122	$1,930,989	$160,651	$13,667,541	$675,759	$41,303	$561,910
$24,200	$0	$0	$0	$0	$1,552	$0	$0	$0
$0	$0	$3,984	$77	$1,218	$0	$0	$0	$0
$0	$0	$134,775	$0	$0	$0	$0	$0	$0
$9,776	$1,401	$3,803	$(6,073)	$0	$0	$0	$0	$0

$5,945	$675	$9,832	$8,903	$0	$229,570	$530	$0	$549
$25,883	$0	$0	$0	$0	$1,509	$0	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	27

Statements of Operations

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$3,776	$25,387	$19,322	$5,048
Dividends	0	0	0	0
Securities lending income	0	0	0	0
Total Income	3,776	25,387	19,322	5,048

Expenses:

Management fees	313	1,150	821	207
Trustee fees	2	6	4	1
Interest expense	0	0	1	0
Miscellaneous expense	0	0	0	0
Total Expenses	315	1,156	826	208
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	315	1,156	826	208

Net Investment Income (Loss)	3,461	24,231	18,496	4,840

Net Realized Gain (Loss):

Investments in securities	(3,679)	1,334	61	3,651
In-kind redemptions	7,051	4,141	5,389	766
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	3,372	5,475	5,450	4,417

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,851	(3,103)	37,197	(1,276)
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	13,851	(3,103)	37,197	(1,276)

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,684	$26,603	$61,143	$7,981

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 08, 2021.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund(a)	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$36,662	$10,306	$56,988	$8,263	$570	$53,335	$6,629	$180	$2,265
12	0	1,414	0	0	0	0	0	0
128	0	0	0	0	1	0	0	0
36,802	10,306	58,402	8,263	570	53,336	6,629	180	2,265

5,476	835	12,022	2,778	312	25,122	1,208	65	933
12	5	25	6	1	82	3	0	3
4	3	4	134	0	12	0	0	0
0	0	2	30	4	0	0	1	0
5,492	843	12,053	2,948	317	25,216	1,211	66	936
0	0	0	(7)	(105)	0	0	(13)	0
5,492	843	12,053	2,941	212	25,216	1,211	53	936

31,310	9,463	46,349	5,322	358	28,120	5,418	127	1,329

4,397	1,227	(13,396)	(2,801)	(174)	(2,073)	(9)	(112)	(40)
11,789	5,956	0	0	0	0	0	0	0
1,271	245	4,027	1,062	0	0	0	15	0
1,109	297	420	1,619	413	0	0	0	0
0	0	(337)	134	(14)	0	0	0	0

18,566	7,725	(9,286)	14	225	(2,073)	(9)	(97)	(40)

(37,360)	(16,911)	(21,776)	(10,343)	(566)	(47,274)	(5,090)	106	(2,016)
0	0	0	0	0	0	0	0	0
(1,071)	(119)	(11,499)	(948)	0	0	93	(4)	0
522	(160)	(264)	(737)	(95)	0	0	0	0
0	0	31	16	(1)	0	0	0	0

(37,909)	(17,190)	(33,508)	(12,012)	(662)	(47,274)	(4,997)	102	(2,016)

$11,967	$(2)	$3,555	$(6,676)	$(79)	$(21,227)	$412	$132	$(727)

$0	$0	$1	$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	29

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,461	$6,076	$24,231	$25,012
Net realized gain (loss)	3,372	17,975	5,475	27,758
Net change in unrealized appreciation (depreciation)	13,851	(88,252)	(3,103)	(10,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,684	(64,201)	26,603	42,710

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(4,945)	(5,991)	(26,448)	(19,529)

Total Distributions(a)	(4,945)	(5,991)	(26,448)	(19,529)

Fund Share Transactions:

Receipts for shares sold	168,455	324,692	503,570	768,465
Cost of shares redeemed	(179,618)	(234,766)	(90,814)	(447,908)
Net increase (decrease) resulting from Fund share transactions	(11,163)	89,926	412,756	320,557

Total Increase (Decrease) in Net Assets	4,576	19,734	412,911	343,738

Net Assets:

Beginning of period	395,447	375,713	972,716	628,978
End of period	$400,023	$395,447	$1,385,627	$972,716

Shares of Beneficial Interest:

Shares sold	1,100	2,100	9,150	14,000
Shares redeemed	(1,200)	(1,550)	(1,650)	(8,150)
Net increase (decrease) in shares outstanding	(100)	550	7,500	5,850

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(a) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

$18,496	$15,612	$4,840	$4,038	$31,310	$63,288	$9,463	$20,166	$46,349	$80,879
5,450	57,958	4,417	10	18,566	12,321	7,725	7,369	(9,286)	9,305
37,197	(41,410)	(1,276)	2,963	(37,909)	128,592	(17,190)	(5,626)	(33,508)	(10,833)

61,143	32,160	7,981	7,011	11,967	204,201	(2)	21,909	3,555	79,351

(19,443)	(12,067)	(7,655)	(2,953)	(38,562)	(72,424)	(11,784)	(21,539)	(64,186)	(99,158)

(19,443)	(12,067)	(7,655)	(2,953)	(38,562)	(72,424)	(11,784)	(21,539)	(64,186)	(99,158)

442,283	628,567	76,054	110,267	347,277	1,556,050	137,482	214,022	209,696	973,960
(93,941)	(659,856)	(6,586)	0	(762,750)	(604,814)	(108,568)	(79,326)	(44,426)	(71,962)
348,342	(31,289)	69,468	110,267	(415,473)	951,236	28,914	134,696	165,270	901,998

390,042	(11,196)	69,794	114,325	(442,068)	1,083,013	17,128	135,066	104,639	882,191

602,828	614,024	176,261	61,936	2,239,839	1,156,826	794,189	659,123	4,282,895	3,400,704
$992,870	$602,828	$246,055	$176,261	$1,797,771	$2,239,839	$811,317	$794,189	$4,387,534	$4,282,895

4,950	7,300	1,150	1,700	3,500	16,000	1,200	1,850	1,900	8,700
(1,050)	(7,700)	(100)	0	(7,700)	(6,250)	(950)	(700)	(400)	(650)
3,900	(400)	1,050	1,700	(4,200)	9,750	250	1,150	1,500	8,050

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	31

Statements of Changes in Net Assets	(Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,322	$9,248	$358	$1,034
Net realized gain (loss)	14	(2,369)	225	121
Net change in unrealized appreciation (depreciation)	(12,012)	3,264	(662)	112

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,676)	10,143	(79)	1,267

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(5,336)	(11,473)	(746)	(1,306)

Total Distributions(b)	(5,336)	(11,473)	(746)	(1,306)

Fund Share Transactions:

Receipts for shares sold	103,683	646,514	30,190	80,592
Cost of shares redeemed	(30,245)	(12,221)	(20,064)	(15,106)
Net increase (decrease) resulting from Fund share transactions	73,438	634,293	10,126	65,486

Total Increase (Decrease) in Net Assets	61,426	632,963	9,301	65,447

Net Assets:

Beginning of period	1,129,706	496,743	153,000	87,553
End of period	$1,191,132	$1,129,706	$162,301	$153,000

Shares of Beneficial Interest:

Shares sold	1,020	6,340	300	800
Shares redeemed	(300)	(120)	(200)	(150)
Net increase (decrease) in shares outstanding	720	6,220	100	650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 08, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(a) Inception date of the Fund was September 08, 2021.

(b) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Inception date through December 31, 2021 (Unaudited)(a)	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021

$28,120	$73,593	$5,418	$9,789	$127	$1,329	$2,510
(2,073)	6,470	(9)	93	(97)	(40)	34
(47,274)	45,995	(4,997)	9,214	102	(2,016)	1,568

(21,227)	126,058	412	19,096	132	(727)	4,112

(35,042)	(80,109)	(6,302)	(9,729)	(122)	(1,512)	(2,520)

(35,042)	(80,109)	(6,302)	(9,729)	(122)	(1,512)	(2,520)

564,003	1,941,343	62,265	169,123	42,000	136,295	274,759
(854,737)	(1,877,299)	(2,811)	0	(0)	(20,525)	0
(290,734)	64,044	59,454	169,123	42,000	115,770	274,759

(347,003)	109,993	53,564	178,490	42,010	113,531	276,351

14,024,433	13,914,440	647,152	468,662	0	452,932	176,581
$13,677,430	$14,024,433	$700,716	$647,152	$42,010	$566,463	$452,932

5,530	19,040	1,100	3,000	840	2,650	5,350
(8,400)	(18,410)	(50)	0	(0)	(400)	0
(2,870)	630	1,050	3,000	840	2,250	5,350

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	33

Statement of Cash Flows	PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Six Months Ended December 31, 2021 (Unaudited)
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(6,676)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,780,755)

Proceeds from sales of long-term securities	1,404,111

(Purchases) Proceeds from sales of short-term portfolio investments, net	17,023

(Increase) decrease in deposits with counterparty	(3,076)

(Increase) decrease in receivable for investments sold	(28)

(Increase) decrease in interest and/or dividends receivable	(212)

Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(49)

Proceeds from (Payments on) over the counter financial derivative instruments	1,726

(Increase) decrease in reimbursement receivable from PIMCO	(4)

Increase (decrease) in payable for investments purchased	(6,101)

Increase (decrease) in deposits from counterparty	(520)

Increase (decrease) in accrued management fees	76

Proceeds from (Payments on) foreign currency transactions	150
Net Realized (Gain) Loss
Investments in securities	2,801
Exchange-traded or centrally cleared financial derivative instruments	(1,062)
Over the counter financial derivative instruments	(1,619)
Foreign currency	(134)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,343
Exchange-traded or centrally cleared financial derivative instruments	948
Over the counter financial derivative instruments	737
Foreign currency assets and liabilities	(16)
Net amortization (accretion) on investments	3,535

Net Cash Provided by (Used for) Operating Activities	(358,802)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	103,683
Payments on shares repurchased	(30,245)
Cash distributions paid	(4,461)
Proceeds from reverse repurchase agreements	31,366,771
Payments on reverse repurchase agreements	(31,293,158)
Proceeds from sale-buyback transactions	8,024,608
Payments on sale-buyback transactions	(7,809,099)

Net Cash Received from (Used for) Financing Activities	358,099

Net Increase (Decrease) in Cash and Foreign Currency	(703)

Cash and Foreign Currency:

Beginning of period	774
End of period	$71

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$129

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury STRIPS (a)
0.000% due 08/15/2046	$9,393	$5,783
0.000% due 11/15/2046	13,359	8,205
0.000% due 02/15/2047	34,020	20,848
0.000% due 05/15/2047	34,090	20,850
0.000% due 08/15/2047	33,781	20,534
0.000% due 11/15/2047	33,933	20,509
0.000% due 02/15/2048	34,117	20,650
0.000% due 05/15/2048	33,906	20,484
0.000% due 08/15/2048	33,982	20,379
0.000% due 11/15/2048	33,753	20,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2049	$33,959	$20,268
0.000% due 05/15/2049	33,652	19,991
0.000% due 08/15/2049	33,776	19,913
0.000% due 11/15/2049	32,568	19,137
0.000% due 02/15/2050	31,978	18,626
0.000% due 05/15/2050	33,649	19,425
0.000% due 08/15/2050	35,242	20,270
0.000% due 11/15/2050	35,033	20,073
0.000% due 02/15/2051	34,149	19,565
0.000% due 05/15/2051	35,283	20,232
0.000% due 08/15/2051	40,875	23,281

Total U.S. Treasury Obligations (Cost $425,437)		399,320

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$664

Total Short-Term Instruments (Cost $664)	664

Total Investments in Securities (Cost $426,101)	399,984

Total Investments 100.0% (Cost $426,101)	$399,984

Other Assets and Liabilities, net 0.0%	39

Net Assets 100.0%	$400,023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$664	U.S. Treasury Notes 2.875% due 08/15/2028	$(677)	$664	$664

Total Repurchase Agreements						$(677)	$664	$664

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$664	$0	$0	$0	$664	$(677)	$(13)

Total Borrowings and Other Financing Transactions	$664	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$399,320	$0	$399,320
Short-Term Instruments
Repurchase Agreements	0	664	0	664

Total Investments	$0	$399,984	$0	$399,984

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	35

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	$162	$167
0.125% due 07/15/2024	113,181	120,674
0.125% due 10/15/2024	43,834	46,830
0.125% due 04/15/2025	93,161	99,682
0.125% due 10/15/2025	16,152	17,418
0.125% due 04/15/2026	160,202	172,953
0.125% due 10/15/2026	42,329	46,052
0.250% due 01/15/2025	83,273	89,237
0.375% due 07/15/2023	128,076	134,679
0.375% due 07/15/2025	90,802	98,653
0.375% due 01/15/2027	6,332	6,967
0.500% due 04/15/2024	89,363	95,275
0.625% due 04/15/2023	86,368	90,297
0.625% due 01/15/2024	110,987	118,131
0.625% due 01/15/2026	145,447	159,794
2.375% due 01/15/2025	75,262	85,729

Total U.S. Treasury Obligations (Cost $1,375,932)		1,382,538

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
6,176

Total Short-Term Instruments (Cost $6,176)	6,176

Total Investments in Securities (Cost $1,382,108)	1,388,714

Total Investments 100.2% (Cost $1,382,108)	$1,388,714

Other Assets and Liabilities, net (0.2)%	(3,087)

Net Assets 100.0%	$1,385,627

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a) Principal	amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)    REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$6,176	U.S. Treasury Notes 2.875% due 08/15/2028	$(6,299)	$6,176	$6,176

Total Repurchase Agreements						$(6,299)	$6,176	$6,176

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$6,176	$0	$0		$6,176	$(6,299)	$(123)

Total Borrowings and Other Financing Transactions	$6,176	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,382,538	$0	$1,382,538
Short-Term Instruments
Repurchase Agreements	0	6,176	0	6,176

Total Investments	$0	$1,388,714	$0	$1,388,714

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 02/15/2051	$16,534	$19,625
0.250% due 02/15/2050	34,533	41,877
0.625% due 02/15/2043	79,344	98,782
0.750% due 02/15/2042	81,135	102,677
0.750% due 02/15/2045	81,308	104,829
0.875% due 02/15/2047	67,364	91,141
1.000% due 02/15/2046	71,697	98,141
1.000% due 02/15/2048	64,017	89,931
1.000% due 02/15/2049	56,553	80,427
1.375% due 02/15/2044	83,103	118,772
2.125% due 02/15/2040	18,300	28,043
2.125% due 02/15/2041	74,065	114,792

Total U.S. Treasury Obligations (Cost $952,454)		989,037

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
$5,281

Total Short-Term Instruments (Cost $5,281)	5,281

Total Investments in Securities (Cost $957,735)	994,318

Total Investments 100.1% (Cost $957,735)	$994,318

Other Assets and Liabilities, net (0.1)%	(1,448)

Net Assets 100.0%	$992,870

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$5,281	U.S. Treasury Notes 2.875% due 08/15/2028	$(5,387)	$5,281	$5,281

Total Repurchase Agreements						$(5,387)	$5,281	$5,281

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$5,281	$0	$0	$0	$5,281	$(5,387)	$(106)

Total Borrowings and Other Financing Transactions	$5,281	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$989,037	$0	$989,037
Short-Term Instruments
Repurchase Agreements	0	5,281	0	5,281

Total Investments	$0	$994,318	$0	$994,318

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	37

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	$996	$1,029
0.125% due 07/15/2024	2,148	2,291
0.125% due 10/15/2024	780	833
0.125% due 04/15/2025	9,748	10,430
0.125% due 10/15/2025	9,489	10,232
0.125% due 04/15/2026	10,401	11,228
0.125% due 07/15/2026	10,636	11,552
0.125% due 10/15/2026	7,988	8,691
0.125% due 01/15/2030	1,570	1,744
0.125% due 07/15/2030	2,308	2,584
0.125% due 01/15/2031	9,190	10,298
0.125% due 07/15/2031	10,524	11,839
0.125% due 02/15/2051	1,446	1,716
0.250% due 01/15/2025	4,762	5,103
0.250% due 07/15/2029	1,711	1,918
0.375% due 07/15/2023	2,210	2,324
0.375% due 07/15/2025	9,652	10,486
0.375% due 01/15/2027	10,714	11,790
0.375% due 07/15/2027	1,545	1,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 04/15/2024	$351	$374
0.500% due 01/15/2028	1,678	1,878
0.625% due 04/15/2023	2,717	2,841
0.625% due 01/15/2024	2,244	2,389
0.625% due 01/15/2026	11,218	12,325
0.625% due 02/15/2043	8,098	10,081
0.750% due 07/15/2028	1,462	1,676
0.750% due 02/15/2042	8,114	10,269
0.750% due 02/15/2045	7,872	10,149
0.875% due 01/15/2029	1,387	1,605
1.000% due 02/15/2046	3,411	4,670
1.375% due 02/15/2044	7,465	10,669
1.750% due 01/15/2028	103	124
2.000% due 01/15/2026	7,936	9,186
2.125% due 02/15/2041	1,190	1,844
2.375% due 01/15/2025	1,566	1,784
2.375% due 01/15/2027	7,359	8,892
2.500% due 01/15/2029	6,511	8,328
3.375% due 04/15/2032	4,493	6,688
3.625% due 04/15/2028	7,734	10,281
3.875% due 04/15/2029	8,153	11,362

Total U.S. Treasury Obligations (Cost $239,233)		245,218

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
$1,538

Total Short-Term Instruments (Cost $1,538)	1,538

Total Investments in Securities (Cost $240,771)	246,756

Total Investments 100.3% (Cost $240,771)	$246,756

Other Assets and Liabilities, net (0.3)%	(701)

Net Assets 100.0%	$246,055

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$1,538	U.S. Treasury Notes 2.875% due 08/15/2028	$(1,569)	$1,538	$1,538

Total Repurchase Agreements						$(1,569)	$1,538	$1,538

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,538	$0	$0	$0	$1,538	$(1,569)	$(31)

Total Borrowings and Other Financing Transactions	$1,538	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$245,218	$0	$245,218
Short-Term Instruments
Repurchase Agreements	0	1,538	0	1,538

Total Investments	$0	$246,756	$0	$246,756

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Intelsat Jackson Holdings S.A.
4.250% due 12/01/2028 «	$542	$542
5.392% (LIBOR03M + 4.750%) due 10/13/2022 ~µ	587	589

Revlon Consumer Products Corp.
4.250% (LIBOR03M + 3.500%) due 06/30/2025 ~	1,356	1,000
10.250% (LIBOR03M + 8.500%) due 12/15/2023 ~	908	833

Riverbed Technology, Inc. (7.500% Cash and 4.500% PIK)
12.000% (LIBOR03M + 6.500%) due 12/31/2026 ~(b)	1,678	470

Total Loan Participations and Assignments (Cost $4,564)		3,434

CORPORATE BONDS & NOTES 90.4%

BANKING & FINANCE 14.5%

Acrisure LLC
7.000% due 11/15/2025	2,122	2,123
10.125% due 08/01/2026	1,115	1,229

AerCap Holdings NV
5.875% due 10/10/2079 •	1,330	1,378

Allied Universal Holdco LLC
6.625% due 07/15/2026	8,919	9,369

Ally Financial, Inc.
5.750% due 11/20/2025	1,666	1,881

AssuredPartners, Inc.
7.000% due 08/15/2025	834	841

Brookfield Property REIT, Inc.
5.750% due 05/15/2026	333	345

CIT Group, Inc.
4.750% due 02/16/2024	2,342	2,480
5.000% due 08/15/2022	3,148	3,222
5.000% due 08/01/2023	1,454	1,538

Credit Acceptance Corp.
5.125% due 12/31/2024	1,461	1,499
6.625% due 03/15/2026	3,013	3,139

Deutsche Bank AG
4.296% due 05/24/2028 •	208	214
4.500% due 04/01/2025	7,669	8,170

Diversified Healthcare Trust
9.750% due 06/15/2025	4,702	5,093

Enact Holdings, Inc.
6.500% due 08/15/2025	8,609	9,414

Enova International, Inc.
8.500% due 09/01/2024	1,534	1,571
8.500% due 09/15/2025	2,026	2,091

Ford Motor Credit Co. LLC
2.700% due 08/10/2026	817	825
2.979% due 08/03/2022	714	719
3.087% due 01/09/2023	210	214
3.096% due 05/04/2023	110	112
3.219% due 01/09/2022	300	300
3.350% due 11/01/2022	533	540
3.370% due 11/17/2023	20	21
3.550% due 10/07/2022	466	474
3.664% due 09/08/2024	4,050	4,211
3.810% due 01/09/2024	275	286
3.815% due 11/02/2027	200	212
4.063% due 11/01/2024	3,341	3,520
4.134% due 08/04/2025	780	829
4.140% due 02/15/2023	550	564
4.250% due 09/20/2022	2,102	2,143
4.375% due 08/06/2023	753	784
4.389% due 01/08/2026	2,748	2,964
5.125% due 06/16/2025	825	898
5.584% due 03/18/2024	3,065	3,306

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	7,112	7,359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freedom Mortgage Corp.
6.625% due 01/15/2027	$975	$954
7.625% due 05/01/2026	341	349
8.125% due 11/15/2024	4,853	4,919
8.250% due 04/15/2025	1,524	1,562

Genworth Holdings, Inc.
4.800% due 02/15/2024	1,645	1,713

Geo Group, Inc.
5.125% due 04/01/2023 (i)	3,018	2,878

Global Aircraft Leasing Co. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 09/15/2024 (b)	150	145

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	250	255

HAT Holdings LLC
3.375% due 06/15/2026	6,285	6,356

Icahn Enterprises LP
4.750% due 09/15/2024	5,428	5,639
6.375% due 12/15/2025	834	849

Intesa Sanpaolo SpA
5.017% due 06/26/2024	9,785	10,491
5.710% due 01/15/2026	1,528	1,692

iStar, Inc.
4.250% due 08/01/2025	346	354
4.750% due 10/01/2024	2,492	2,588

Jefferson Capital Holdings LLC
6.000% due 08/15/2026	2,429	2,462

KCA Deutag UK Finance PLC
9.875% due 12/01/2025 (k)	293	317

Ladder Capital Finance Holdings LLLP
5.250% due 10/01/2025	4,329	4,382

LFS Topco LLC
5.875% due 10/15/2026	1,097	1,134

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025	4,106	4,382
5.625% due 05/01/2024	7,141	7,641

Navient Corp.
5.500% due 01/25/2023	253	264
6.125% due 03/25/2024	3,777	4,031
6.750% due 06/15/2026	682	755

Newmark Group, Inc.
6.125% due 11/15/2023	1,047	1,121

NMI Holdings, Inc.
7.375% due 06/01/2025	1,707	1,940

OneMain Finance Corp.
5.625% due 03/15/2023	4,944	5,170
6.125% due 03/15/2024	10,833	11,498
6.875% due 03/15/2025	1,673	1,863
7.125% due 03/15/2026	1,280	1,461
8.250% due 10/01/2023	10	11
8.875% due 06/01/2025	339	363

Oxford Finance LLC
6.375% due 12/15/2022	781	785

Park Intermediate Holdings LLC
7.500% due 06/01/2025	4,960	5,238

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	4,007	4,122

PRA Group, Inc.
7.375% due 09/01/2025	5,412	5,756

Provident Funding Associates LP
6.375% due 06/15/2025	3,151	3,211

Radian Group, Inc.
4.500% due 10/01/2024	871	913
6.625% due 03/15/2025	5,352	5,920

RLJ Lodging Trust LP
3.750% due 07/01/2026	5,200	5,234

Rocket Mortgage LLC
2.875% due 10/15/2026	3,071	3,052

Service Properties Trust
4.750% due 10/01/2026	3,228	3,143
7.500% due 09/15/2025	6,892	7,472

Sitka Holdings LLC
5.250% due 07/06/2026 •	2,199	2,251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
3.125% due 11/02/2026	$5,543	$5,496
4.200% due 10/29/2025	2,782	2,910

Starwood Property Trust, Inc.
3.625% due 07/15/2026	1,352	1,347
3.750% due 12/31/2024	2,914	2,949
4.750% due 03/15/2025	843	878
5.500% due 11/01/2023	2,403	2,489

United Wholesale Mortgage LLC
5.500% due 11/15/2025	2,725	2,779

Uniti Group LP
7.875% due 02/15/2025	4,828	5,045

USI, Inc.
6.875% due 05/01/2025	4,650	4,690

VICI Properties LP
3.500% due 02/15/2025	6,123	6,221

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	1,147	1,074

XHR LP
6.375% due 08/15/2025	2,740	2,901

		261,293

INDUSTRIALS 69.1%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^«(c)	3,264	8

Adient Global Holdings Ltd.
4.875% due 08/15/2026	3,143	3,210

Adient U.S. LLC
9.000% due 04/15/2025	1,840	1,957

ADT Security Corp.
4.125% due 06/15/2023	1,800	1,871

AerCap Global Aviation Trust
6.500% due 06/15/2045 •	110	119

Air Canada
3.875% due 08/15/2026	4,518	4,614

Air Methods Corp.
8.000% due 05/15/2025 (i)	836	717

Albertsons Cos., Inc.
3.250% due 03/15/2026	2,308	2,354
3.500% due 02/15/2023	3,549	3,615
4.625% due 01/15/2027	235	247
7.500% due 03/15/2026	1,752	1,872

Albion Financing 1 SARL
6.125% due 10/15/2026	1,918	1,939

Altice France S.A.
8.125% due 02/01/2027	510	546

AMC Entertainment Holdings, Inc.
10.000% due 06/15/2026 (i)	2,742	2,713

AMC Networks, Inc.
4.750% due 08/01/2025	6,132	6,270
5.000% due 04/01/2024	2,760	2,784

American Airlines Group, Inc.
3.750% due 03/01/2025 (i)	1,408	1,318
5.000% due 06/01/2022	1,528	1,533

American Airlines, Inc.
5.500% due 04/20/2026	13,561	14,123
11.750% due 07/15/2025	4,965	6,132

Antero Resources Corp.
5.000% due 03/01/2025	2,771	2,818
8.375% due 07/15/2026	1,175	1,339

Apache Corp.
4.625% due 11/15/2025	3,998	4,298

Aramark Services, Inc.
5.000% due 04/01/2025	472	482
6.375% due 05/01/2025	5,206	5,447

ArcelorMittal S.A.
3.600% due 07/16/2024	10	10

Arconic Corp.
6.000% due 05/15/2025	2,540	2,661

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	1,621	1,659
5.250% due 04/30/2025	2,689	2,779

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	39

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Artera Services LLC
9.033% due 12/04/2025	$4,011	$4,247

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	4,229	4,292

At Home Group, Inc.
4.875% due 07/15/2028	518	511
7.125% due 07/15/2029	353	347

ATP Tower Holdings LLC
4.050% due 04/27/2026	2,531	2,524

Avient Corp.
5.250% due 03/15/2023	3,586	3,760
5.750% due 05/15/2025	2,256	2,354

Avon Products, Inc.
6.500% due 03/15/2023	5,421	5,691

B&G Foods, Inc.
5.250% due 04/01/2025	4,481	4,582

B.C. Unlimited Liability Co.
5.750% due 04/15/2025	1,426	1,481

Ball Corp.
4.000% due 11/15/2023	19	20
4.875% due 03/15/2026	825	910
5.250% due 07/01/2025	493	544

Banijay Entertainment SASU
5.375% due 03/01/2025	2,497	2,550

Bath & Body Works, Inc.
9.375% due 07/01/2025	503	614

Bausch Health Americas, Inc.
9.250% due 04/01/2026	6,038	6,385

Bausch Health Cos., Inc.
5.500% due 11/01/2025	1,227	1,248
6.125% due 04/15/2025	9,847	10,042
9.000% due 12/15/2025	8,054	8,493

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	2,039	2,113

Berry Global, Inc.
4.500% due 02/15/2026	3,007	3,056

Block, Inc.
2.750% due 06/01/2026	4,500	4,511

Bombardier, Inc.
7.125% due 06/15/2026	8,984	9,332
7.500% due 12/01/2024	1,494	1,559
7.500% due 03/15/2025	4,710	4,804

Boxer Parent Co., Inc.
7.125% due 10/02/2025	4,829	5,070

Boyd Gaming Corp.
8.625% due 06/01/2025	1,212	1,300

Brink’s Co.
5.500% due 07/15/2025	2,925	3,045

Buckeye Partners LP
4.125% due 03/01/2025	1,635	1,690
4.150% due 07/01/2023	192	197
4.350% due 10/15/2024	70	73
6.375% due 01/22/2078 •	1	1

Caesars Entertainment, Inc.
6.250% due 07/01/2025	19,365	20,351

Caesars Resort Collection LLC
5.750% due 07/01/2025	1,697	1,774

Camelot Finance S.A.
4.500% due 11/01/2026	900	932

Carnival Corp.
7.625% due 03/01/2026	4,171	4,378
10.500% due 02/01/2026	1,458	1,666

Carvana Co.
5.625% due 10/01/2025	4,459	4,465

Cascades, Inc.
5.125% due 01/15/2026	1,602	1,671

CCO Holdings LLC
4.500% due 08/15/2030	2,423	2,484

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	1,584	1,665

CDW LLC
4.125% due 05/01/2025	1,560	1,605
5.500% due 12/01/2024	371	407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CEC Entertainment LLC
6.750% due 05/01/2026	$2,973	$2,917

Cedar Fair LP
5.500% due 05/01/2025	3,138	3,252

Centennial Resource Production LLC
5.375% due 01/15/2026	1,960	1,928

CF Industries, Inc.
3.450% due 06/01/2023	1,822	1,881

Change Healthcare Holdings LLC
5.750% due 03/01/2025	9,554	9,648

Chesapeake Energy Corp.
5.500% due 02/01/2026	5,074	5,346

Chobani LLC
7.500% due 04/15/2025	2,975	3,066

Cimpress PLC
7.000% due 06/15/2026	1,977	2,056

Cinemark USA, Inc.
5.875% due 03/15/2026	1,517	1,538
8.750% due 05/01/2025	2,165	2,297

Citgo Holding, Inc.
9.250% due 08/01/2024	348	350

Citgo Petroleum Corp.
7.000% due 06/15/2025	355	366

Clarios Global LP
6.250% due 05/15/2026	2,015	2,111
6.750% due 05/15/2025	2,819	2,956

Clarivate Science Holdings Corp.
4.875% due 07/01/2029	300	305

Clear Channel International BV
6.625% due 08/01/2025	2,288	2,382

Clearwater Paper Corp.
5.375% due 02/01/2025	684	739

Cleveland-Cliffs, Inc.
6.750% due 03/15/2026	4,331	4,591
9.875% due 10/17/2025	3,238	3,669

Cogent Communications Group, Inc.
3.500% due 05/01/2026	3,494	3,552

Colfax Corp.
6.375% due 02/15/2026	2,124	2,198

Colgate Energy Partners LLC
7.750% due 02/15/2026	1,524	1,651

CommScope Technologies LLC
6.000% due 06/15/2025	4,902	4,907

CommScope, Inc.
6.000% due 03/01/2026	2,992	3,086
8.250% due 03/01/2027	1,941	1,997

Community Health Systems, Inc.
6.625% due 02/15/2025	8,550	8,859
8.000% due 03/15/2026	3,470	3,652

Connect Finco SARL
6.750% due 10/01/2026	6,734	7,088

Consensus Cloud Solutions, Inc.
6.000% due 10/15/2026	828	862

Continental Resources, Inc.
3.800% due 06/01/2024	2,447	2,557
4.500% due 04/15/2023	505	521

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	598	494

Coty, Inc.
5.000% due 04/15/2026	6,008	6,197
6.500% due 04/15/2026	1,375	1,420

Crown Americas LLC
4.250% due 09/30/2026	1,260	1,347
4.750% due 02/01/2026	110	113

CSC Holdings LLC
5.250% due 06/01/2024	4,626	4,817
5.875% due 09/15/2022	3,185	3,268

CVR Energy, Inc.
5.250% due 02/15/2025	4,564	4,409

Dave & Buster’s, Inc.
7.625% due 11/01/2025	506	540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DCP Midstream Operating LP
3.875% due 03/15/2023	$2,163	$2,218
4.950% due 04/01/2022	7,259	7,259
5.375% due 07/15/2025	1,759	1,924
5.850% due 05/21/2043 •	2,490	2,426

Delta Air Lines, Inc.
2.900% due 10/28/2024	6,217	6,343
3.625% due 03/15/2022	2,759	2,759
3.800% due 04/19/2023	1,248	1,276
7.000% due 05/01/2025	117	134
7.375% due 01/15/2026	6,370	7,506

Diamond Foreign Asset Co. (9.000% Cash or 4.000% PIK)
9.000% due 04/22/2027 (b)	157	155

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «(a)	79	79

Diamond Sports Group LLC
5.375% due 08/15/2026 (i)	9,229	4,625

Diebold Nixdorf, Inc.
9.375% due 07/15/2025	4,256	4,587

DIRECTV Holdings LLC
5.875% due 08/15/2027	4,402	4,513

DISH DBS Corp.
5.000% due 03/15/2023	869	892
5.250% due 12/01/2026	7,524	7,657
5.875% due 07/15/2022	6,497	6,611
5.875% due 11/15/2024	4,361	4,486
7.750% due 07/01/2026	900	951

DKT Finance ApS
9.375% due 06/17/2023	1,766	1,793

eG Global Finance PLC
6.750% due 02/07/2025	2,883	2,922
8.500% due 10/30/2025	348	361

Elanco Animal Health, Inc.
5.272% due 08/28/2023	3,369	3,588

Endeavour Mining PLC
5.000% due 10/14/2026	1,544	1,535

EnLink Midstream Partners LP
4.150% due 06/01/2025	5,934	6,157
4.400% due 04/01/2024	453	474
4.850% due 07/15/2026	2,788	2,937

Ensign Drilling, Inc.
9.250% due 04/15/2024 (i)	3,210	3,101

Envision Healthcare Corp.
8.750% due 10/15/2026	1,874	1,080

EQM Midstream Partners LP
4.000% due 08/01/2024	979	1,018
4.750% due 07/15/2023	5,176	5,389
6.000% due 07/01/2025	2,234	2,432

EQT Corp.
3.000% due 10/01/2022	2,926	2,959
3.125% due 05/15/2026	1,131	1,162
6.625% due 02/01/2025	6,107	6,893

ESC CB J.C. Penny Corp.
5.650% due 06/01/2049 «	24	0

Exela Intermediate LLC
11.500% due 07/15/2026 (i)	1,273	904

FAGE International S.A.
5.625% due 08/15/2026	662	679

Fair Isaac Corp.
5.250% due 05/15/2026	417	459

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	4,074	4,086

FMG Resources Pty. Ltd.
5.125% due 05/15/2024	517	549

Forterra Finance LLC
6.500% due 07/15/2025	3,130	3,325

Freeport-McMoRan, Inc.
3.875% due 03/15/2023	836	865
4.550% due 11/14/2024	3,241	3,477

Gannett Holdings LLC
6.000% due 11/01/2026	1,858	1,899

Gates Global LLC
6.250% due 01/15/2026	3,091	3,195

40	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GFL Environmental, Inc.
3.750% due 08/01/2025	$4,975	$5,031
4.250% due 06/01/2025	1,596	1,644

Global Medical Response, Inc.
6.500% due 10/01/2025	1,302	1,318

goeasy Ltd.
4.375% due 05/01/2026	4,229	4,307
5.375% due 12/01/2024	1,463	1,505

Golden Entertainment, Inc.
7.625% due 04/15/2026	748	785

Golden Nugget, Inc.
6.750% due 10/15/2024	5,734	5,741

Goodyear Tire & Rubber Co.
9.500% due 05/31/2025	584	632

Gran Tierra Energy International Holdings Ltd.
6.250% due 02/15/2025 (i)	734	670

Graphic Packaging International LLC
4.875% due 11/15/2022	514	524

Gulfport Energy Operating Corp.
8.000% due 05/17/2026	2,089	2,282

H-Food Holdings LLC
8.500% due 06/01/2026	5,090	5,095

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026	644	666

Hanesbrands, Inc.
4.625% due 05/15/2024	5,238	5,491
4.875% due 05/15/2026	2,134	2,283

Harbour Energy PLC
5.500% due 10/15/2026	830	825

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	1,463	1,533

HCA, Inc.
5.375% due 02/01/2025	2,189	2,409
5.375% due 09/01/2026	363	408
5.875% due 05/01/2023	8,991	9,531
5.875% due 02/15/2026	558	630

Hertz Corp.
4.625% due 12/01/2026	828	834

Hess Midstream Operations LP
5.625% due 02/15/2026	2,392	2,466

Hexcel Corp.
4.950% due 08/15/2025	300	327

Hillenbrand, Inc.
5.750% due 06/15/2025	208	218

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	6,844	7,129

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	996	1,022

Howmet Aerospace, Inc.
5.125% due 10/01/2024	150	162
6.875% due 05/01/2025	2,459	2,830

Hudbay Minerals, Inc.
4.500% due 04/01/2026	3,320	3,324

iHeartCommunications, Inc.
6.375% due 05/01/2026	809	841
8.375% due 05/01/2027	834	880

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	1,489	1,522

Independence Energy Finance LLC
7.250% due 05/01/2026	507	527

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	3,575	3,592

Ingevity Corp.
4.500% due 02/01/2026	2,974	2,985

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)(i)	4,276	657

Intelsat Jackson Holdings S.A.
1.000% due 12/01/2029 «(a)	6,052	6,046
5.500% due 08/01/2023 ^(c)	5,633	2,557
8.500% due 10/15/2024 ^(c)	2,975	1,367
9.500% due 09/30/2022	3,586	4,168

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(c)	3,915	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Game Technology PLC
4.125% due 04/15/2026	$1,172	$1,209
6.500% due 02/15/2025	5,604	6,087

IRB Holding Corp.
6.750% due 02/15/2026	1,581	1,612
7.000% due 06/15/2025	5,899	6,247

Jaguar Land Rover Automotive PLC
7.750% due 10/15/2025	6,457	6,990

JELD-WEN, Inc.
4.625% due 12/15/2025	3,275	3,303
6.250% due 05/15/2025	300	315

KAR Auction Services, Inc.
5.125% due 06/01/2025	8,537	8,675

KB Home
7.500% due 09/15/2022	2,844	2,968
7.625% due 05/15/2023	522	549

Kraft Heinz Foods Co.
3.000% due 06/01/2026	1,355	1,419

LABL, Inc.
6.750% due 07/15/2026	5,306	5,474

Laredo Petroleum, Inc.
9.500% due 01/15/2025	562	574

Legacy LifePoint Health LLC
6.750% due 04/15/2025	6,268	6,541

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	3,449	3,471

Life Time, Inc.
5.750% due 01/15/2026	2,741	2,840

Ligado Networks LLC (15.500% PIK)
15.500% due 11/01/2023 (b)	7,410	5,817

Ligado Networks LLC (17.500% PIK)
17.500% due 05/01/2024 (b)(i)	1,391	612

Live Nation Entertainment, Inc.
5.625% due 03/15/2026	3,013	3,118

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026	4,425	4,480

Macy’s Retail Holdings LLC
2.875% due 02/15/2023	584	591

Magellan Health, Inc.
4.900% due 09/22/2024	658	713

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	659	676

Manitowoc Co., Inc.
9.000% due 04/01/2026	1,915	2,018

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025	1,788	1,866

Mattel, Inc.
3.150% due 03/15/2023	3,071	3,135
3.375% due 04/01/2026	505	518

Matthews International Corp.
5.250% due 12/01/2025	300	308

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	8,432	8,520
7.250% due 04/15/2025	3,209	3,221

Mclaren Finance PLC
7.500% due 08/01/2026	2,832	2,870

Mercer International, Inc.
5.500% due 01/15/2026	30	30

Merlin Entertainments Ltd.
5.750% due 06/15/2026	1,528	1,591

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,817	1,813

MGM Resorts International
4.625% due 09/01/2026	1,163	1,211
6.000% due 03/15/2023	890	931
6.750% due 05/01/2025	2,582	2,701
7.750% due 03/15/2022	4,622	4,686

Microchip Technology, Inc.
4.250% due 09/01/2025	874	908

Midas Intermediate Holdco LLC
7.875% due 10/01/2022 (i)	338	341

Millennium Escrow Corp.
6.625% due 08/01/2026	4,528	4,544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mohegan Gaming & Entertainment
8.000% due 02/01/2026	$3,199	$3,363

MoneyGram International, Inc.
5.375% due 08/01/2026	3,385	3,440

Moss Creek Resources Holdings, Inc.
7.500% due 01/15/2026	1,702	1,593

Nabors Industries Ltd.
7.250% due 01/15/2026	658	609

Nabors Industries, Inc.
5.750% due 02/01/2025	2,080	1,930
7.375% due 05/15/2027	200	207
9.000% due 02/01/2025 (i)	2,624	2,716

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	2,562	2,545

NCL Corp. Ltd.
3.625% due 12/15/2024	4,319	4,081
5.875% due 03/15/2026	6,903	6,881
10.250% due 02/01/2026	430	501
12.250% due 05/15/2024	302	358

Netflix, Inc.
3.625% due 06/15/2025	100	105
5.500% due 02/15/2022	5,099	5,133
5.750% due 03/01/2024	534	581
5.875% due 02/15/2025	339	381

New Fortress Energy, Inc.
6.500% due 09/30/2026	10	10
6.750% due 09/15/2025	1,591	1,609

Newell Brands, Inc.
4.350% due 04/01/2023	7,107	7,329
4.700% due 04/01/2026	6,970	7,610
4.875% due 06/01/2025	580	633

NextEra Energy Operating Partners LP
3.875% due 10/15/2026	25	27
4.250% due 07/15/2024	907	943

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	110	112

Nine Energy Service, Inc.
8.750% due 11/01/2023	692	323

Northriver Midstream Finance LP
5.625% due 02/15/2026	2,359	2,458

Northwest Acquisitions ULC
7.125% due 11/01/2022 ^(c)	2,388	0

NortonLifeLock, Inc.
3.950% due 06/15/2022	4,305	4,333
5.000% due 04/15/2025	363	366

NOVA Chemicals Corp.
4.875% due 06/01/2024	1,366	1,412

Novelis Corp.
3.250% due 11/15/2026	3,873	3,911

Nufarm Australia Ltd.
5.750% due 04/30/2026	512	524

NuStar Logistics LP
5.750% due 10/01/2025	2,434	2,622
6.000% due 06/01/2026	1,672	1,816

Occidental Petroleum Corp.
2.700% due 02/15/2023	341	346
3.200% due 08/15/2026	829	855
5.500% due 12/01/2025 (k)	3,337	3,705
5.550% due 03/15/2026	2,850	3,176
5.875% due 09/01/2025	6,977	7,701
6.950% due 07/01/2024	4,099	4,562
8.000% due 07/15/2025	100	117

OCI NV
4.625% due 10/15/2025	2,921	3,034

Oriflame Investment Holding PLC
5.125% due 05/04/2026	280	260

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	1,595	1,684

Outfront Media Capital LLC
6.250% due 06/15/2025	2,498	2,600

Ovintiv Exploration, Inc.
5.375% due 01/01/2026	1,349	1,497
5.625% due 07/01/2024	4,105	4,522

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	41

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owens-Brockway Glass Container, Inc.
5.375% due 01/15/2025	$262	$271
5.875% due 08/15/2023	5,214	5,467

Pactiv LLC
7.950% due 12/15/2025	2,659	2,949

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	403	412

PDC Energy, Inc.
5.750% due 05/15/2026	4,931	5,102

Penske Automotive Group, Inc.
3.500% due 09/01/2025	1,180	1,208

Performance Food Group, Inc.
6.875% due 05/01/2025	514	538

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	679	726

Photo Holdings Merger Sub, Inc.
8.500% due 10/01/2026	2,629	2,737

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	3,478	3,638

PRA Health Sciences Inc
2.875% due 07/15/2026	567	568

Precision Drilling Corp.
7.125% due 01/15/2026	1,347	1,374

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	6,137	6,512

Prime Security Services Borrower LLC
5.250% due 04/15/2024	4,688	4,994
5.750% due 04/15/2026	4,127	4,436

PTC, Inc.
3.625% due 02/15/2025	996	1,011

Quebecor Media, Inc.
5.750% due 01/15/2023	2,027	2,110

QVC, Inc.
4.850% due 04/01/2024	1,458	1,558

Radiate Holdco LLC
4.500% due 09/15/2026	5,420	5,481

Range Resources Corp.
4.875% due 05/15/2025	3,358	3,471
5.000% due 08/15/2022	3,060	3,107
5.000% due 03/15/2023	1,320	1,351
9.250% due 02/01/2026	834	900

Rattler Midstream LP
5.625% due 07/15/2025	2,535	2,639

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	3,747	3,964

Resolute Forest Products, Inc.
4.875% due 03/01/2026	3,629	3,694

Revlon Consumer Products Corp.
6.250% due 08/01/2024	791	347

Rite Aid Corp.
7.500% due 07/01/2025	3,556	3,659
8.000% due 11/15/2026	1,514	1,546

Rockies Express Pipeline LLC
3.600% due 05/15/2025	310	319

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	3,358	3,370

Rolls-Royce PLC
3.625% due 10/14/2025	5,385	5,472
5.750% due 10/15/2027	2,091	2,315

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023	3,873	4,101
10.875% due 06/01/2023	4,782	5,230
11.500% due 06/01/2025	3,379	3,789

RP Escrow Issuer LLC
5.250% due 12/15/2025	4,399	4,443

Sabre GLBL, Inc.
7.375% due 09/01/2025	6,639	6,947
9.250% due 04/15/2025	2,801	3,168

Scientific Games International, Inc.
5.000% due 10/15/2025	935	964
8.250% due 03/15/2026	4,295	4,526
8.625% due 07/01/2025	7,531	8,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SCIL LLC
5.375% due 11/01/2026	$2,392	$2,458

Seagate HDD Cayman
4.750% due 06/01/2023	2,077	2,173
4.875% due 03/01/2024	1,252	1,329

Sealed Air Corp.
5.125% due 12/01/2024	560	600
5.250% due 04/01/2023	1,968	2,041
5.500% due 09/15/2025	443	491

Select Medical Corp.
6.250% due 08/15/2026	6,447	6,837

Sensata Technologies BV
4.875% due 10/15/2023	3,985	4,189
5.000% due 10/01/2025	625	679
5.625% due 11/01/2024	2,435	2,683

Shift4 Payments LLC
4.625% due 11/01/2026	2,114	2,193

Sigma Holdco BV
7.875% due 05/15/2026 (i)	4,237	4,088

Sinclair Television Group, Inc.
5.125% due 02/15/2027	372	361
5.875% due 03/15/2026	210	213

Sirius XM Radio, Inc.
3.125% due 09/01/2026	4,093	4,100

Six Flags Entertainment Corp.
4.875% due 07/31/2024	7,354	7,436

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025	2,535	2,710

SM Energy Co.
5.625% due 06/01/2025	3,358	3,391
6.750% due 09/15/2026	1,379	1,418
10.000% due 01/15/2025	846	932

Southwestern Energy Co.
6.450% due 01/23/2025	702	772

Spectrum Brands, Inc.
5.750% due 07/15/2025	1,133	1,158

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	606	620
3.950% due 06/15/2023	2,796	2,818
5.500% due 01/15/2025	271	281
7.500% due 04/15/2025	9,025	9,476

Staples, Inc.
7.500% due 04/15/2026	7,929	8,157

Stevens Holding Co., Inc.
6.125% due 10/01/2026	908	969

Strathcona Resources Ltd.
6.875% due 08/01/2026	1,662	1,635

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025	4,202	4,185

Summer BC Bidco B LLC
5.500% due 10/31/2026	3,039	3,115

Sunnova Energy Corp.
5.875% due 09/01/2026	1,700	1,736

Surgery Center Holdings, Inc.
6.750% due 07/01/2025	1,636	1,650
10.000% due 04/15/2027	1,228	1,306

T-Mobile USA, Inc.
2.250% due 02/15/2026	1,525	1,531
2.625% due 04/15/2026	50	50
4.000% due 04/15/2022	1,174	1,182

Tap Rock Resources LLC
7.000% due 10/01/2026	828	862

Team Health Holdings, Inc.
6.375% due 02/01/2025	4,374	4,122

TEGNA, Inc.
4.750% due 03/15/2026	1,903	1,981

Tempo Acquisition LLC
5.750% due 06/01/2025	2,603	2,703

Tenet Healthcare Corp.
4.625% due 07/15/2024	2,800	2,839
4.625% due 09/01/2024	5,631	5,764
4.875% due 01/01/2026	4,013	4,128
6.750% due 06/15/2023	5,478	5,861
7.500% due 04/01/2025	2,330	2,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toll Brothers Finance Corp.
4.375% due 04/15/2023	$350	$362
4.875% due 11/15/2025	2,200	2,431

TransDigm UK Holdings PLC
6.875% due 05/15/2026	1,143	1,196

TransDigm, Inc.
6.250% due 03/15/2026	13,916	14,482
6.375% due 06/15/2026	2,515	2,587
8.000% due 12/15/2025	4,888	5,163

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,685	1,598

Transocean Pontus Ltd.
6.125% due 08/01/2025	366	358

Transocean, Inc.
7.250% due 11/01/2025	824	635
7.500% due 01/15/2026	1,312	979

Travel + Leisure Co.
3.900% due 03/01/2023	10	10
5.650% due 04/01/2024	5,013	5,331
6.600% due 10/01/2025	348	387
6.625% due 07/31/2026	1,817	2,017

Trident TPI Holdings, Inc.
6.625% due 11/01/2025	1,000	1,004
9.250% due 08/01/2024	3,883	4,062

Trinity Industries, Inc.
4.550% due 10/01/2024	1,084	1,144

Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	3,288	3,352

TripAdvisor, Inc.
7.000% due 07/15/2025	5,129	5,416

Triumph Group, Inc.
6.250% due 09/15/2024	6,235	6,281
7.750% due 08/15/2025	835	830
8.875% due 06/01/2024	1,514	1,653

Tronox, Inc.
6.500% due 05/01/2025	1,634	1,729

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	2,701	2,832

U.S. Foods, Inc.
6.250% due 04/15/2025	10,003	10,426

Uber Technologies, Inc.
7.500% due 05/15/2025	5,279	5,554
7.500% due 09/15/2027	1,652	1,800
8.000% due 11/01/2026	1,413	1,507

Under Armour, Inc.
3.250% due 06/15/2026	3,424	3,535

United Airlines, Inc.
4.375% due 04/15/2026	9,999	10,439

Univision Communications, Inc.
5.125% due 02/15/2025	7,543	7,628
9.500% due 05/01/2025	435	465

USA Compression Partners LP
6.875% due 04/01/2026	1,129	1,175

Vail Resorts, Inc.
6.250% due 05/15/2025	2,234	2,326

Vericast Corp.
11.000% due 09/15/2026	5,314	5,639

Veritas U.S., Inc.
7.500% due 09/01/2025	7,099	7,357

ViaSat, Inc.
5.625% due 09/15/2025	7,332	7,378

Videotron Ltd.
5.375% due 06/15/2024	1,130	1,210

Viking Cruises Ltd.
6.250% due 05/15/2025	497	493
13.000% due 05/15/2025	3,596	4,075

W&T Offshore, Inc.
9.750% due 11/01/2023	2,312	2,210

Waste Pro USA, Inc.
5.500% due 02/15/2026	4,233	4,216

Weatherford International Ltd.
11.000% due 12/01/2024	559	576

42	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weir Group PLC
2.200% due 05/13/2026	$1,294	$1,277

WESCO Distribution, Inc.
7.125% due 06/15/2025	6,378	6,769

Western Digital Corp.
4.750% due 02/15/2026	8,691	9,515

Western Midstream Operating LP
3.950% due 06/01/2025	625	656
4.350% due 02/01/2025	8,491	8,884
4.650% due 07/01/2026	316	344

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	4,453	4,575

Wolverine Escrow LLC
8.500% due 11/15/2024 (i)	836	776
9.000% due 11/15/2026 (i)	836	795

WR Grace Holdings LLC
5.625% due 10/01/2024	300	316

Wynn Las Vegas LLC
4.250% due 05/30/2023	4,023	4,057
5.250% due 05/15/2027	100	102
5.500% due 03/01/2025	6,323	6,521

Wynn Macau Ltd.
4.875% due 10/01/2024	317	298
5.500% due 01/15/2026	400	376
5.625% due 08/26/2028	200	186

Wynn Resorts Finance LLC
7.750% due 04/15/2025	1,487	1,561

Xerox Holdings Corp.
5.000% due 08/15/2025	5,076	5,386

XPO Logistics, Inc.
6.250% due 05/01/2025	3,900	4,085

Yum! Brands, Inc.
3.875% due 11/01/2023	2,732	2,855
7.750% due 04/01/2025	1,591	1,678

ZF North America Capital, Inc.
4.750% due 04/29/2025	6,588	7,073

		1,241,637

UTILITIES 6.8%

AmeriGas Partners LP
5.500% due 05/20/2025	100	107

Antero Midstream Partners LP
7.875% due 05/15/2026	819	903

Blue Racer Midstream LLC
6.625% due 07/15/2026	424	438
7.625% due 12/15/2025	1,919	2,036

Calpine Corp.
5.250% due 06/01/2026	1,353	1,390

Crestwood Midstream Partners LP
5.750% due 04/01/2025	354	362

CrownRock LP
5.625% due 10/15/2025	7,714	7,897

DPL, Inc.
4.125% due 07/01/2025	1,020	1,067

Drax Finco PLC
6.625% due 11/01/2025	2,633	2,722

Electricite de France S.A.
5.250% due 01/29/2023 •(g)	510	530
5.625% due 01/22/2024 •(g)	3,862	4,079

Endeavor Energy Resources LP
6.625% due 07/15/2025	4,891	5,181

FirstEnergy Corp.
1.600% due 01/15/2026	371	359
2.050% due 03/01/2025	436	433
3.350% due 07/15/2022	1,086	1,091
4.750% due 03/15/2023	25	26

FirstEnergy Transmission LLC
4.350% due 01/15/2025	327	348

Genesis Energy LP
5.625% due 06/15/2024	1,633	1,620
6.250% due 05/15/2026	1,568	1,530
6.500% due 10/01/2025	4,627	4,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Iliad Holding SASU
6.500% due 10/15/2026	$2,960	$3,114

Koninklijke KPN NV
7.000% due 03/28/2073 •	340	359

Lumen Technologies, Inc.
5.800% due 03/15/2022	4,045	4,080
6.750% due 12/01/2023	10	11
7.500% due 04/01/2024	1,819	1,994

NGL Energy Operating LLC
7.500% due 02/01/2026	7,106	7,338

NGL Energy Partners LP
6.125% due 03/01/2025	826	707

PBF Holding Co. LLC
7.250% due 06/15/2025	1,455	1,038
9.250% due 05/15/2025	2,975	2,833

PBF Logistics LP
6.875% due 05/15/2023 (i)	4,061	3,954

Qwest Corp.
7.250% due 09/15/2025	423	494

Sprint Communications, Inc.
6.000% due 11/15/2022	5,965	6,216

Sprint Corp.
7.125% due 06/15/2024	6,343	7,129
7.625% due 02/15/2025	1,130	1,301
7.625% due 03/01/2026	5,264	6,327
7.875% due 09/15/2023	13,065	14,407

Talen Energy Supply LLC
6.500% due 06/01/2025 (i)	1,069	427
10.500% due 01/15/2026 (i)	1,177	507

Tallgrass Energy Partners LP
7.500% due 10/01/2025	2,852	3,090

Targa Resources Partners LP
5.875% due 04/15/2026	4,468	4,668

Telecom Italia SpA
5.303% due 05/30/2024	6,185	6,517

TerraForm Power Operating LLC
4.250% due 01/31/2023	4,340	4,442

Transocean Phoenix Ltd.
7.750% due 10/15/2024	919	930

Transocean Proteus Ltd.
6.250% due 12/01/2024	931	920

Transocean Sentry Ltd.
5.375% due 05/15/2023 (i)	424	409

Trilogy International South Pacific LLC
8.875% due 05/15/2023	1,455	1,422

		121,327

Total Corporate Bonds & Notes (Cost $1,641,125)		1,624,257

	SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. ‘B’ «(d)	122,615	2,322

FINANCIALS 0.0%

Newco, Inc. «	5,855	524

INDUSTRIALS 0.0%

Bruin Blocker LLC «(k)	182,994	0

Diamond Offshore Drilling, Inc. «	34,561	169

Voyager Aviation Holdings «	530	0

		169

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «	214,645	148

Total Common Stocks (Cost $3,161)		3,163

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,029	$0

Total Warrants (Cost $135)		0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%

AGFC Capital Trust
1.874% (US0003M + 1.750%) due 01/15/2067 ~	523,000	303

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC
9.500% «	3,178	986

Total Preferred Securities (Cost $1,354)		1,289

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.3%

REPURCHASE AGREEMENTS (l) 0.3%
		5,945

U.S. TREASURY BILLS 5.9%
0.048% due 01/04/2022 - 04/28/2022 (e)(f)(n)	$106,217	106,208

U.S. TREASURY CASH MANAGEMENT BILLS 2.1%
0.053% due 03/01/2022 - 03/29/2022 (e)(f)(n)	37,837	37,834

Total Short-Term Instruments (Cost $149,985)		149,987

Total Investments in Securities (Cost $1,800,324)		1,782,130

	SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

MUTUAL FUNDS 1.3%

PIMCO Government Money Market Fund
0.070% (h)(i)(j)	24,199,558	24,200

Total Short-Term Instruments (Cost $24,200)		24,200

Total Investments in Affiliates (Cost $24,200)		24,200

Total Investments 100.5% (Cost $1,824,524)		$1,806,330

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $9,776)		1,690

Other Assets and Liabilities, net (0.6)%		(10,249)

Net Assets 100.0%		$1,797,771

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	43

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)

Securities with an aggregate market value of $25,883 were out on loan in exchange for $26,948 of cash collateral as of December 31, 2021. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(j)	Coupon represents a 7-Day Yield.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bruin Blocker LLC	04/20/2021	$0	$0	0.00%
KCA Deutag UK Finance PLC 9.875% due 12/01/2025	12/21/2020	303	317	0.02
Occidental Petroleum Corp. 5.500% due 12/01/2025	06/01/2021 - 12/28/2021	3,635	3,705	0.21

		$3,938	$4,022	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$5,945	U.S. Treasury Notes 2.875% due 08/15/2028	$(6,064)	$5,945	$5,945

Total Repurchase Agreements						$(6,064)	$5,945	$5,945

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$5,945	$0	$0	$0	$5,945	$(6,064)	$(119)

Master Securities Lending Agreement
BMO	0	0	0	804	804	(820)	(16)
BPG	0	0	0	4,535	4,535	(4,627)	(92)
BCY	0	0	0	10,790	10,790	(11,005)	(215)
FOB	0	0	0	751	751	(766)	(15)
GSC	0	0	0	8,760	8,760	(9,480)	(720)
RDR	0	0	0	243	243	(250)	(7)

Total Borrowings and Other Financing Transactions	$5,945	$0	$0	$25,883

44	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Corporate Bonds & Notes	$26,948	$0	$0	$0	$26,948

Total Borrowings	$26,948	$0	$0	$0	$26,948

Payable for securities on loan-cash collateral					$26,948

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(871) at a weighted average interest rate of (0.559%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2022	262	$(34,183)	$(105)	$0	$(16)

Total Futures Contracts				$(105)	$0	$(16)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	5.000%	Quarterly	06/20/2025	$1,196	$73	$28	$101	$1	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	13,025	1,270	(63)	1,207	22	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	91,700	8,454	164	8,618	166	0

Total Swap Agreements					$9,797	$129	$9,926	$189	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$189	$189	$0	$(16)	$0	$(16)

(n)

Securities with an aggregate market value of $7,777 and cash of $1,999 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	45

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.213% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	$29,000	$(7)	$612	$605	$0

BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	18,900	(5)	248	243	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	26,500	(6)	484	478	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	10,800	(3)	194	191	0

Total Swap Agreements								$(21)	$1,538	$1,517	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$605	$605	$0	$0	$0	$0	$605	$(420)	$185
BRC	0	0	243	243	0	0	0	0	243	(260)	(17)
MYC	0	0	669	669	0	0	0	0	669	(710)	(41)

Total Over the Counter	$0	$0	$1,517	$1,517	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$189	$0	$0	$0	$189

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,517	$1,517

	$0	$189	$0	$0	$1,517	$1,706

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

46	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(433)	$(433)
Swap Agreements	0	1,714	0	0	(10)	1,704

	$0	$1,714	$0	$0	$(443)	$1,271

Over the counter
Swap Agreements	$0	$3	$0	$0	$1,106	$1,109

	$0	$1,717	$0	$0	$663	$2,380

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(127)	$(127)
Swap Agreements	0	(944)	0	0	0	(944)

	$0	$(944)	$0	$0	$(127)	$(1,071)

Over the counter
Swap Agreements	$0	$0	$0	$0	$522	$522

	$0	$(944)	$0	$0	$395	$(549)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,892	$542	$3,434
Corporate Bonds & Notes
Banking & Finance	0	261,293	0	261,293
Industrials	0	1,235,504	6,133	1,241,637
Utilities	0	121,327	0	121,327
Common Stocks
Communication Services	0	0	2,322	2,322
Financials	0	0	524	524
Industrials	0	0	169	169
Real Estate	0	0	148	148
Preferred Securities
Banking & Finance	0	303	0	303
Industrials	0	0	986	986
Short-Term Instruments
Repurchase Agreements	0	5,945	0	5,945
U.S. Treasury Bills	0	106,208	0	106,208
U.S. Treasury Cash Management Bills	0	37,834	0	37,834

	$0	$1,771,306	$10,824	$1,782,130

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$24,200	$0	$0	$24,200

Total Investments	$24,200	$1,771,306	$11,503	$1,806,330

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	189	0	189
Over the counter	0	1,517	0	1,517

	$0	$1,706	$0	$1,706

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(16)	$0	$(16)

Total Financial Derivative Instruments	$0	$1,690	$0	$1,690

Totals	$24,200	$1,772,996	$11,503	$1,808,020

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	47

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

CORPORATE BONDS & NOTES 88.6%

BANKING & FINANCE 31.8%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	$342	$345
3.300% due 01/30/2032	196	200
3.400% due 10/29/2033	146	149
4.450% due 10/01/2025	483	520

AIB Group PLC
4.750% due 10/12/2023	491	520

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	767	722

Alleghany Corp.
3.250% due 08/15/2051	1,487	1,469

Ally Financial, Inc.
1.450% due 10/02/2023	526	529
3.875% due 05/21/2024	40	42
5.800% due 05/01/2025	166	187

American Express Co.
2.650% due 12/02/2022	1,465	1,493
4.050% due 12/03/2042	130	155

American Honda Finance Corp.
1.300% due 09/09/2026	479	474

American International Group, Inc.
3.400% due 06/30/2030	491	532
3.750% due 07/10/2025	2,471	2,646
3.875% due 01/15/2035	592	656
3.900% due 04/01/2026	341	370
4.250% due 03/15/2029	146	167
4.500% due 07/16/2044	246	304

American Tower Corp.
1.450% due 09/15/2026	100	98
2.300% due 09/15/2031	100	97
2.400% due 03/15/2025	1,786	1,835
2.750% due 01/15/2027	1,077	1,111
3.125% due 01/15/2027	695	728
3.375% due 10/15/2026	1,011	1,075
3.500% due 01/31/2023	1,613	1,657
3.600% due 01/15/2028	856	923

ANZ New Zealand International Ltd.
1.250% due 06/22/2026	146	144

Aon Corp.
2.800% due 05/15/2030	333	344
2.900% due 08/23/2051	781	754

Arch Capital Group Ltd.
3.635% due 06/30/2050	146	157

Athene Global Funding
1.608% due 06/29/2026	146	143
2.673% due 06/07/2031	10	10

Athene Holding Ltd.
4.125% due 01/12/2028	351	384

Australia & New Zealand Banking Group Ltd.
2.570% due 11/25/2035 •(c)	542	520

Aviation Capital Group LLC
1.950% due 01/30/2026	146	143

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	148	144
2.875% due 02/15/2025	2,872	2,936
5.500% due 01/15/2026	1,106	1,223

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	1,721	1,839

Banco Santander Chile
2.700% due 01/10/2025	146	149

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	251	257
5.375% due 04/17/2025	216	236

Banco Santander S.A.
1.849% due 03/25/2026	196	195
3.490% due 05/28/2030	918	970

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
1.530% due 12/06/2025 •	$984	$986
2.572% due 10/20/2032 •	4,850	4,877
3.419% due 12/20/2028 •	2,081	2,223
3.458% due 03/15/2025 •	2,367	2,477
3.500% due 04/19/2026	1,945	2,097
4.000% due 04/01/2024	2,270	2,414
4.083% due 03/20/2051 •	2,617	3,156
4.271% due 07/23/2029 •	2,071	2,311
7.750% due 05/14/2038	204	320

Barclays PLC
4.375% due 01/12/2026	5,761	6,304

Berkshire Hathaway Finance Corp.
2.850% due 10/15/2050	216	213
4.200% due 08/15/2048	274	333
4.250% due 01/15/2049	156	192
5.750% due 01/15/2040	1,319	1,858

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	1,302	1,610

Blackstone Secured Lending Fund
3.625% due 01/15/2026	146	152

Block Financial LLC
3.875% due 08/15/2030	294	315

Blue Owl Finance LLC
3.125% due 06/10/2031	537	526
4.125% due 10/07/2051	488	491

BNP Paribas S.A.
1.323% due 01/13/2027 •	286	278
2.819% due 11/19/2025 •	549	565
4.400% due 08/14/2028	1,550	1,739
4.705% due 01/10/2025 •	2,367	2,521

Boston Properties LP
2.550% due 04/01/2032	10	10
3.250% due 01/30/2031	10	10
3.400% due 06/21/2029	10	11

BPCE S.A.
4.500% due 03/15/2025	266	287
4.625% due 09/12/2028	241	275

Brookfield Finance, Inc.
4.850% due 03/29/2029	2,202	2,541

Brown & Brown, Inc.
2.375% due 03/15/2031	146	142

Camden Property Trust
2.800% due 05/15/2030	10	10

Caterpillar Financial Services Corp.
0.800% due 11/13/2025	540	530

Cboe Global Markets, Inc.
3.650% due 01/12/2027	437	475

Charles Schwab Corp.
1.650% due 03/11/2031	529	509
2.000% due 03/20/2028	10	10
2.300% due 05/13/2031	10	10

China Cinda Finance Ltd.
4.250% due 04/23/2025	343	363

Chubb INA Holdings, Inc.
4.350% due 11/03/2045	307	381

Citigroup, Inc.
2.561% due 05/01/2032 •(d)	2,367	2,382
2.572% due 06/03/2031 •(d)	860	868
2.666% due 01/29/2031 •	10	10
3.106% due 04/08/2026 •	10	10
3.400% due 05/01/2026	995	1,068
3.668% due 07/24/2028 •	10	11
3.700% due 01/12/2026	551	596
3.887% due 01/10/2028 •	757	821
4.000% due 08/05/2024	1,033	1,101

Citizens Financial Group, Inc.
3.250% due 04/30/2030	10	11

CME Group, Inc.
3.000% due 03/15/2025	772	811
3.750% due 06/15/2028	851	947
4.150% due 06/15/2048	1,004	1,302

Commonwealth Bank of Australia
2.688% due 03/11/2031 (c)	508	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
5.250% due 05/24/2041	$2,405	$3,379

Credit Suisse AG
1.250% due 08/07/2026	572	558

Credit Suisse Group AG
1.305% due 02/02/2027 •	148	143
2.193% due 06/05/2026 •	479	482
3.800% due 06/09/2023	2,006	2,079
4.875% due 05/15/2045	1,147	1,456

Crown Castle International Corp.
1.350% due 07/15/2025	20	20
2.100% due 04/01/2031	10	10
2.250% due 01/15/2031	303	296
3.100% due 11/15/2029	1,116	1,166
4.300% due 02/15/2029	10	11
4.450% due 02/15/2026	1,801	1,973

Danske Bank A/S
3.244% due 12/20/2025 •	193	201
5.375% due 01/12/2024	429	462

Deutsche Bank AG
2.129% due 11/24/2026 •(d)	286	286
2.222% due 09/18/2024 •	216	219
4.100% due 01/13/2026	1,600	1,709

Digital Realty Trust LP
3.600% due 07/01/2029	10	11

Discover Bank
4.650% due 09/13/2028	1,031	1,171

Duke Realty LP
4.000% due 09/15/2028	1,654	1,848

E*TRADE Financial Corp.
4.500% due 06/20/2028	2,912	3,282

Enstar Group Ltd.
3.100% due 09/01/2031	812	797

Equinix, Inc.
1.450% due 05/15/2026	10	10
2.150% due 07/15/2030	459	447
2.625% due 11/18/2024	50	52
3.200% due 11/18/2029	180	189

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,375	1,543
5.000% due 04/20/2048	665	833

Essex Portfolio LP
2.650% due 03/15/2032	2,200	2,210
3.250% due 05/01/2023	2,141	2,193

Extra Space Storage LP
2.350% due 03/15/2032	2,321	2,259

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	1,157	1,288

Fidelity National Financial, Inc.
2.450% due 03/15/2031	10	10
3.200% due 09/17/2051	572	548
3.400% due 06/15/2030	164	173

First Republic Bank
4.375% due 08/01/2046	193	233

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,500	1,527

FS KKR Capital Corp.
1.650% due 10/12/2024	292	287
3.125% due 10/12/2028	292	291
3.400% due 01/15/2026	512	520

GA Global Funding Trust
0.800% due 09/13/2024	147	144
1.950% due 09/15/2028	286	278

General Motors Financial Co., Inc.
1.050% due 03/08/2024	323	321
1.250% due 01/08/2026	476	466
2.750% due 06/20/2025	10	10
4.150% due 06/19/2023	10	10
5.100% due 01/17/2024	10	11

Global Atlantic Fin Co.
3.125% due 06/15/2031	100	99

GLP Capital LP
3.250% due 01/15/2032	100	101
4.000% due 01/15/2030	1,275	1,351

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 01/15/2031	$286	$306
5.300% due 01/15/2029	1,353	1,538
5.375% due 04/15/2026	757	844

Goldman Sachs Group, Inc.
0.539% (SOFRRATE + 0.490%) due 10/21/2024 ~	778	776
0.925% due 10/21/2024 •	968	964
1.217% due 12/06/2023	494	495
1.431% due 03/09/2027 •	323	317
1.948% due 10/21/2027 •	2,364	2,355
1.992% due 01/27/2032 •	898	862
2.600% due 02/07/2030	10	10
2.615% due 04/22/2032 •	2,367	2,386
3.210% due 04/22/2042 •	286	297
3.500% due 01/23/2025	246	260
3.500% due 04/01/2025	10	11
3.800% due 03/15/2030	10	11
4.750% due 10/21/2045	2,160	2,786
6.750% due 10/01/2037	1,505	2,138

Guardian Life Global Funding
1.625% due 09/16/2028	944	915

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	193	253

Highwoods Realty LP
3.050% due 02/15/2030	2,223	2,288

HSBC Holdings PLC
2.206% due 08/17/2029 •	146	143
2.357% due 08/18/2031 •	146	143
3.900% due 05/25/2026	1,894	2,045
3.973% due 05/22/2030 •	333	362
4.300% due 03/08/2026	1,732	1,900
4.583% due 06/19/2029 •	1,180	1,323

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,069	1,591

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	676	637

JPMorgan Chase & Co.
0.815% (SOFRRATE + 0.765%) due 09/22/2027 ~	572	575
1.045% due 11/19/2026 •	100	97
1.470% due 09/22/2027 •	2,384	2,338
1.764% due 11/19/2031 •	286	271
2.005% due 03/13/2026 •	757	766
2.580% due 04/22/2032 •	4,850	4,917
2.950% due 10/01/2026	1,838	1,941
3.509% due 01/23/2029 •	757	812
4.850% due 02/01/2044	1,845	2,416
5.400% due 01/06/2042	236	322

Kilroy Realty LP
2.650% due 11/15/2033	100	97

Kimco Realty Corp.
2.250% due 12/01/2031	1,033	1,008

KKR Group Finance Co. LLC
3.250% due 12/15/2051	394	394

Lazard Group LLC
3.750% due 02/13/2025	2,831	3,013

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	710	788

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	2,912	2,959
3.750% due 01/11/2027	3,578	3,875

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,938	1,907

Manulife Financial Corp.
4.150% due 03/04/2026	484	530

Marsh & McLennan Cos., Inc.
2.375% due 12/15/2031	100	101
2.900% due 12/15/2051	100	100
3.750% due 03/14/2026	259	281
4.350% due 01/30/2047	143	177

Met Tower Global Funding
1.250% due 09/14/2026	1,230	1,205

MetLife, Inc.
9.250% due 04/08/2068	291	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
2.559% due 02/25/2030	$757	$764
3.195% due 07/18/2029	757	800
3.850% due 03/01/2026	472	511

Mizuho Financial Group, Inc.
1.241% due 07/10/2024 •	757	759

Morgan Stanley
1.928% due 04/28/2032 •	2,367	2,264
3.217% due 04/22/2042 •	286	300
3.622% due 04/01/2031 •	710	774
3.875% due 01/27/2026	1,031	1,116
4.350% due 09/08/2026	677	749

Nationwide Building Society
3.960% due 07/18/2030 •	2,115	2,326

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050	146	168

Natwest Group PLC
2.359% due 05/22/2024 •	2,912	2,959
4.892% due 05/18/2029 •	1,859	2,128
5.076% due 01/27/2030 •	1,490	1,730
5.125% due 05/28/2024	1,899	2,049

New York Life Global Funding
2.350% due 07/14/2026	100	103

New York Life Insurance Co.
3.750% due 05/15/2050	146	167
4.450% due 05/15/2069	236	302
6.750% due 11/15/2039	979	1,484

Nippon Life Insurance Co.
2.900% due 09/16/2051 •	660	653
3.400% due 01/23/2050 •	1,285	1,328
4.700% due 01/20/2046 •	502	547
5.100% due 10/16/2044 •	331	357

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024	100	98
1.850% due 09/16/2026	1,230	1,201
2.000% due 03/09/2026	146	144
2.450% due 09/15/2028	100	97

Nomura Holdings, Inc.
2.648% due 01/16/2025	5,003	5,149

NTT Finance Corp.
1.162% due 04/03/2026	120	118

Nuveen Finance LLC
4.125% due 11/01/2024	1,756	1,890

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(c)	146	145

Owl Rock Capital Corp.
2.875% due 06/11/2028	148	145

Pacific Life Global Funding
1.600% due 09/21/2028	479	464

PNC Bank N.A.
3.800% due 07/25/2023	1,807	1,884

Principal Life Global Funding
3.000% due 04/18/2026	978	1,027

Protective Life Global Funding
1.303% due 09/20/2026	944	921

Prudential Financial, Inc.
3.000% due 03/10/2040	236	242
3.700% due 03/13/2051	146	167

Realty Income Corp.
3.250% due 01/15/2031	146	157

Regency Centers LP
2.950% due 09/15/2029	1,350	1,403

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	1,159	1,259

Reliance Standard Life Global Funding
1.512% due 09/28/2026	193	190

Rexford Industrial Realty LP
2.150% due 09/01/2031	789	745

Sabra Health Care LP
3.200% due 12/01/2031	379	371

Santander Holdings USA, Inc.
4.500% due 07/17/2025	3,752	4,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
1.673% due 06/14/2027 •	$148	$145

Service Properties Trust
5.000% due 08/15/2022	295	295

SMBC Aviation Capital Finance DAC
1.900% due 10/15/2026	968	959

Societe Generale S.A.
1.488% due 12/14/2026 •	2,165	2,110
4.250% due 04/14/2025	358	381

Spirit Realty LP
3.400% due 01/15/2030	1,159	1,220
4.450% due 09/15/2026	954	1,051

Standard Chartered PLC
2.819% due 01/30/2026 •	1,899	1,948
4.644% due 04/01/2031 •	65	74

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	236	256

Sumitomo Mitsui Financial Group, Inc.
1.402% due 09/17/2026	944	922
1.902% due 09/17/2028	944	926
2.222% due 09/17/2031	987	969
2.750% due 01/15/2030	2,770	2,838

Synchrony Financial
2.875% due 10/28/2031	388	388
5.150% due 03/19/2029	146	168

Truist Financial Corp.
2.200% due 03/16/2023	278	283

UBS Group AG
4.125% due 09/24/2025	1,403	1,516

UDR, Inc.
2.100% due 08/01/2032	757	722
3.000% due 08/15/2031	100	104

UniCredit SpA
1.982% due 06/03/2027 •	148	144

Visa, Inc.
1.900% due 04/15/2027	183	186
4.300% due 12/14/2045	2,104	2,653

WEA Finance LLC
3.750% due 09/17/2024	1,792	1,881

Wells Fargo & Co.
3.900% due 05/01/2045	601	689
4.125% due 08/15/2023	75	79
4.150% due 01/24/2029	1,032	1,156
4.400% due 06/14/2046	181	215
5.013% due 04/04/2051 •	2,057	2,815

Welltower, Inc.
4.250% due 04/15/2028	1,649	1,849

Westpac Banking Corp.
2.850% due 05/13/2026	1,381	1,456

		258,371

INDUSTRIALS 44.5%

7-Eleven, Inc.
0.800% due 02/10/2024	10	10
0.950% due 02/10/2026	519	503
1.300% due 02/10/2028	20	19

Abbott Laboratories
1.400% due 06/30/2030	216	209

AbbVie, Inc.
2.950% due 11/21/2026	292	308
3.200% due 05/14/2026	25	27
3.850% due 06/15/2024	236	250
4.050% due 11/21/2039	202	232
4.550% due 03/15/2035	173	208

Activision Blizzard, Inc.
1.350% due 09/15/2030	10	9
2.500% due 09/15/2050	323	284
3.400% due 09/15/2026	1,751	1,876

Aetna, Inc.
3.875% due 08/15/2047	928	1,035

Aker BP ASA
3.000% due 01/15/2025	4,845	5,028

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	49

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alcon Finance Corp.
2.600% due 05/27/2030	$523	$528

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	246	252
3.400% due 12/06/2027	1,643	1,741
3.600% due 11/28/2024	1,924	2,025

Alphabet, Inc.
0.450% due 08/15/2025	542	530
2.050% due 08/15/2050	155	139

Amazon.com, Inc.
2.100% due 05/12/2031	343	348
3.100% due 05/12/2051	146	156
3.250% due 05/12/2061	146	158
3.875% due 08/22/2037	2,488	2,929

America Movil S.A.B. de C.V.
4.375% due 04/22/2049	216	261

Amgen, Inc.
3.150% due 02/21/2040	1,706	1,753
3.200% due 11/02/2027	621	670
3.625% due 05/22/2024	2,617	2,758
4.400% due 05/01/2045	512	612
4.663% due 06/15/2051	276	354
4.950% due 10/01/2041	631	790

Amphenol Corp.
2.800% due 02/15/2030	196	202

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	971	979

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	286	346
4.900% due 02/01/2046	3,045	3,858

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	236	292
5.450% due 01/23/2039	236	309
5.550% due 01/23/2049	1,074	1,489
5.800% due 01/23/2059	236	342

Anthem, Inc.
2.250% due 05/15/2030	549	548
2.550% due 03/15/2031	50	51
3.500% due 08/15/2024	1,503	1,588
3.650% due 12/01/2027	884	971
4.550% due 03/01/2048	221	276

Apache Corp.
5.100% due 09/01/2040	77	87

Apple, Inc.
1.200% due 02/08/2028	10	10
1.650% due 05/11/2030	1,143	1,114
2.200% due 09/11/2029	10	10
3.250% due 02/23/2026	3,335	3,568
3.450% due 05/06/2024	251	266
3.850% due 08/04/2046	430	511
4.650% due 02/23/2046	1,184	1,557

Astrazeneca Finance LLC
2.250% due 05/28/2031	10	10

AstraZeneca PLC
1.375% due 08/06/2030	196	185
4.000% due 01/17/2029	1,280	1,447
6.450% due 09/15/2037	2,316	3,410

Automatic Data Processing, Inc.
1.250% due 09/01/2030	343	323

AutoNation, Inc.
4.750% due 06/01/2030	454	519

Bacardi Ltd.
2.750% due 07/15/2026	100	103

BAE Systems PLC
1.900% due 02/15/2031	216	205

Baidu, Inc.
3.625% due 07/06/2027	1,368	1,469

Baker Hughes a GE Co. LLC
3.138% due 11/07/2029	146	154
4.486% due 05/01/2030	454	521

BAT Capital Corp.
3.222% due 08/15/2024	851	885
4.540% due 08/15/2047	1,746	1,830

Bayer U.S. Finance LLC
4.250% due 12/15/2025	2,367	2,562

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 12/15/2028	$90	$101
4.875% due 06/25/2048	2,012	2,479

Boardwalk Pipelines LP
3.400% due 02/15/2031	33	34

Boeing Co.
2.196% due 02/04/2026	1,041	1,042
2.750% due 02/01/2026	10	10
2.950% due 02/01/2030	210	214
3.100% due 05/01/2026	10	10
3.200% due 03/01/2029	146	150
3.625% due 02/01/2031	2,367	2,527
3.750% due 02/01/2050	2,670	2,782
3.900% due 05/01/2049	292	307
5.040% due 05/01/2027	10	11
5.150% due 05/01/2030	21	25
5.705% due 05/01/2040	415	534

Booking Holdings, Inc.
4.625% due 04/13/2030	10	12

BorgWarner, Inc.
3.375% due 03/15/2025	143	151

Boston Scientific Corp.
1.900% due 06/01/2025	10	10
2.650% due 06/01/2030	156	159
3.750% due 03/01/2026	1,608	1,729
4.000% due 03/01/2029	10	11
4.550% due 03/01/2039	944	1,131

BP Capital Markets America, Inc.
1.749% due 08/10/2030	50	48
3.017% due 01/16/2027	216	228
3.379% due 02/08/2061	527	543
3.633% due 04/06/2030	333	368
3.937% due 09/21/2028	616	682

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	490	527
3.400% due 07/26/2029	3,573	3,916
3.900% due 02/20/2028	210	234
4.350% due 11/15/2047	400	494
4.550% due 02/20/2048	10	13

Broadcom, Inc.
1.950% due 02/15/2028	286	283
2.600% due 02/15/2033	216	211
3.137% due 11/15/2035	226	228
3.187% due 11/15/2036	1,642	1,642
3.419% due 04/15/2033	999	1,048
3.469% due 04/15/2034	1,299	1,361
4.110% due 09/15/2028	374	410

Broadridge Financial Solutions, Inc.
2.900% due 12/01/2029	316	327

Campbell Soup Co.
2.375% due 04/24/2030	549	546
4.800% due 03/15/2048	1,357	1,695

Canadian Natural Resources Ltd.
3.900% due 02/01/2025	757	805

Canadian Pacific Railway Co.
2.050% due 03/05/2030	501	494

Carrier Global Corp.
2.242% due 02/15/2025	10	10
2.700% due 02/15/2031	10	10
2.722% due 02/15/2030	200	204
3.577% due 04/05/2050	333	355

Caterpillar, Inc.
1.900% due 03/12/2031	216	216

Cenovus Energy, Inc.
5.375% due 07/15/2025	137	151
6.750% due 11/15/2039	208	283

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	156	148

CF Industries, Inc.
4.950% due 06/01/2043	2,912	3,519

CGI, Inc.
1.450% due 09/14/2026	1,899	1,859

Charter Communications Operating LLC
2.250% due 01/15/2029	292	285
2.300% due 02/01/2032	757	720
3.950% due 06/30/2062	488	471

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/01/2024	$2,155	$2,293
4.800% due 03/01/2050	1,997	2,241
4.908% due 07/23/2025	4,024	4,434

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	117	125

Cigna Corp.
2.400% due 03/15/2030	10	10
3.400% due 03/01/2027	200	215
3.400% due 03/15/2051	323	339
4.125% due 11/15/2025	10	11
4.500% due 02/25/2026	10	11
4.800% due 08/15/2038	236	291

Citrix Systems, Inc.
1.250% due 03/01/2026	333	325
3.300% due 03/01/2030	2,170	2,204
4.500% due 12/01/2027	1,736	1,886

Clorox Co.
3.100% due 10/01/2027	757	805

Coca-Cola Co.
2.125% due 09/06/2029	146	149

Comcast Corp.
1.500% due 02/15/2031	10	9
1.950% due 01/15/2031	10	10
2.650% due 02/01/2030	10	10
2.800% due 01/15/2051	323	312
2.887% due 11/01/2051	554	537
2.937% due 11/01/2056	150	143
3.200% due 07/15/2036	547	584

Conagra Brands, Inc.
4.300% due 05/01/2024	1,899	2,022
5.300% due 11/01/2038	20	25

Constellation Brands, Inc.
2.875% due 05/01/2030	10	10
4.100% due 02/15/2048	245	278
5.250% due 11/15/2048	1,066	1,401

Continental Resources, Inc.
2.268% due 11/15/2026	196	195
4.375% due 01/15/2028	100	108
4.500% due 04/15/2023	51	53

Corning, Inc.
5.450% due 11/15/2079	383	507

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	379	387

CRH America Finance, Inc.
3.400% due 05/09/2027	326	348

CSX Corp.
2.400% due 02/15/2030	757	770
3.800% due 11/01/2046	908	1,026
4.250% due 03/15/2029	199	224
6.220% due 04/30/2040	876	1,251

CVS Health Corp.
1.750% due 08/21/2030	10	10
3.000% due 08/15/2026	10	11
3.250% due 08/15/2029	817	872
3.375% due 08/12/2024	1,603	1,686
3.750% due 04/01/2030	207	227
5.050% due 03/25/2048	1,505	1,971
5.125% due 07/20/2045	824	1,074

Daimler Finance North America LLC
1.450% due 03/02/2026	146	145

Dell International LLC
4.900% due 10/01/2026	100	113
5.450% due 06/15/2023	757	799
8.100% due 07/15/2036	845	1,288
8.350% due 07/15/2046	189	315

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,159	1,159
4.375% due 04/19/2028 (f)	858	915
4.500% due 10/20/2025	216	227
7.000% due 05/01/2025	333	381
7.375% due 01/15/2026	193	227

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	1,573	1,686

Devon Energy Corp.
4.500% due 01/15/2030	688	739

50	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DH Europe Finance SARL
2.600% due 11/15/2029	$333	$344

Diamondback Energy, Inc.
2.875% due 12/01/2024	10	10
3.500% due 12/01/2029	174	185

DP World Ltd.
5.625% due 09/25/2048	680	837

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	635	674

eBay, Inc.
1.400% due 05/10/2026	216	213
2.600% due 05/10/2031	50	51
2.700% due 03/11/2030	283	290
4.000% due 07/15/2042	1,587	1,773

Ecolab, Inc.
1.300% due 01/30/2031	216	203

Electronic Arts, Inc.
1.850% due 02/15/2031	757	726

Eli Lilly & Co.
2.750% due 06/01/2025	1,183	1,235
3.375% due 03/15/2029	10	11

Enbridge, Inc.
3.125% due 11/15/2029	40	42
3.400% due 08/01/2051	146	148

Energy Transfer LP
3.600% due 02/01/2023	2,081	2,122
4.050% due 03/15/2025	100	106
4.200% due 09/15/2023	757	791
4.200% due 04/15/2027	496	539
4.250% due 03/15/2023	1,077	1,107
4.500% due 04/15/2024	10	11
5.250% due 04/15/2029	313	359
5.300% due 04/15/2047	747	868
5.500% due 06/01/2027	362	413
5.875% due 01/15/2024	10	11
6.250% due 04/15/2049	236	309

Eni SpA
4.000% due 09/12/2023	1,633	1,708
4.750% due 09/12/2028	989	1,140

Entergy Louisiana LLC
4.200% due 09/01/2048	1,623	1,935

Enterprise Products Operating LLC
3.200% due 02/15/2052	210	207
3.750% due 02/15/2025	2,503	2,662
4.200% due 01/31/2050	333	374
4.250% due 02/15/2048	10	11

Equifax, Inc.
7.000% due 07/01/2037	532	758

ERAC USA Finance LLC
3.300% due 12/01/2026	188	199
4.200% due 11/01/2046	512	604
7.000% due 10/15/2037	577	852

Expedia Group, Inc.
6.250% due 05/01/2025	10	11

Exxon Mobil Corp.
3.176% due 03/15/2024	13	14

FedEx Corp.
4.550% due 04/01/2046	1,113	1,337

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	156	152
2.250% due 03/01/2031	281	275

Fiserv, Inc.
2.250% due 06/01/2027	10	10
2.650% due 06/01/2030	141	143
3.200% due 07/01/2026	200	212
3.500% due 07/01/2029	206	222

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	1,400	1,435
3.500% due 01/16/2050	216	226

Fox Corp.
5.476% due 01/25/2039	569	735

GATX Corp.
4.700% due 04/01/2029	1,337	1,538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	$3,450	$4,123

General Dynamics Corp.
3.625% due 04/01/2030	50	56

General Mills, Inc.
2.875% due 04/15/2030	323	337
3.000% due 02/01/2051	10	10

General Motors Co.
5.400% due 04/01/2048	1,217	1,557
6.600% due 04/01/2036	10	14
6.800% due 10/01/2027 (d)	146	179

Gilead Sciences, Inc.
2.800% due 10/01/2050	216	210

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	168	172

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,794	2,871

Glencore Funding LLC
1.625% due 09/01/2025	10	10
2.850% due 04/27/2031	242	239
3.875% due 04/27/2051	10	10

Global Payments, Inc.
2.900% due 05/15/2030	216	220
4.150% due 08/15/2049	236	270

Grupo Televisa S.A.B.
5.250% due 05/24/2049	216	271

Halliburton Co.
5.000% due 11/15/2045	675	808

Hasbro, Inc.
3.550% due 11/19/2026	10	11
3.900% due 11/19/2029	208	230

HCA, Inc.
4.125% due 06/15/2029	1,439	1,585
4.750% due 05/01/2023	757	793
5.000% due 03/15/2024	757	814
5.250% due 06/15/2049	1,869	2,405

Hess Corp.
5.800% due 04/01/2047	221	283

Home Depot, Inc.
1.375% due 03/15/2031	10	9
2.700% due 04/15/2030	10	11
2.950% due 06/15/2029	10	11
3.125% due 12/15/2049	199	210
4.250% due 04/01/2046	7	9
4.500% due 12/06/2048	70	91

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028	675	661

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~	292	293
1.300% due 10/01/2023	196	196
1.800% due 10/01/2024	100	100
4.850% due 03/15/2026	100	109

Hyundai Capital America
0.875% due 06/14/2024	379	372
1.000% due 09/17/2024	479	471
1.250% due 09/18/2023	100	100
1.500% due 06/15/2026	148	144
1.650% due 09/17/2026	1,230	1,207
1.800% due 10/15/2025	146	145
2.100% due 09/15/2028	479	466

IHS Markit Ltd.
4.125% due 08/01/2023	1,721	1,803
4.250% due 05/01/2029	2,076	2,368
4.750% due 08/01/2028	921	1,071

Illumina, Inc.
2.550% due 03/23/2031	757	758

Imperial Brands Finance PLC
3.125% due 07/26/2024	2,527	2,613
3.500% due 07/26/2026	6,030	6,345

Intel Corp.
3.100% due 02/15/2060	2,367	2,373

International Business Machines Corp.
5.600% due 11/30/2039	29	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	$1,490	$1,688

JDE Peet’s NV
0.800% due 09/24/2024	286	280
1.375% due 01/15/2027	944	912
2.250% due 09/24/2031	193	186

Johnson & Johnson
0.950% due 09/01/2027	286	280

Keurig Dr Pepper, Inc.
3.200% due 05/01/2030	146	155
4.417% due 05/25/2025	146	159
4.597% due 05/25/2028	1,041	1,185
4.985% due 05/25/2038	236	293

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,613	1,635

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,491	1,889

KLA Corp.
4.650% due 11/01/2024	2,668	2,894

L3Harris Technologies, Inc.
3.850% due 12/15/2026	286	311

Leidos, Inc.
4.375% due 05/15/2030	757	845

Lockheed Martin Corp.
4.090% due 09/15/2052	1,601	1,982

Marriott International, Inc.
2.750% due 10/15/2033	100	97
2.850% due 04/15/2031	146	146

Massachusetts Institute of Technology
3.885% due 07/01/2116	236	295

McDonald’s Corp.
3.500% due 07/01/2027	2,367	2,569
3.700% due 01/30/2026	1,849	1,991
4.875% due 12/09/2045	2,587	3,332

Medtronic, Inc.
3.500% due 03/15/2025	1,471	1,567
4.625% due 03/15/2045	187	246

Merck & Co., Inc.
1.700% due 06/10/2027	2,954	2,973
2.900% due 12/10/2061	592	590

Micron Technology, Inc.
4.185% due 02/15/2027	757	830

Microsoft Corp.
2.525% due 06/01/2050	3,210	3,139

Mondelez International Holdings Netherlands BV
1.250% due 09/24/2026	944	920

Mondelez International, Inc.
1.875% due 10/15/2032	85	81

Moody’s Corp.
4.875% due 02/15/2024	3,169	3,388

Motorola Solutions, Inc.
2.300% due 11/15/2030	148	143
2.750% due 05/24/2031	146	146
5.500% due 09/01/2044	1,440	1,886

MPLX LP
4.125% due 03/01/2027	1,838	2,012
4.700% due 04/15/2048	40	46
5.200% due 03/01/2047	929	1,140
5.500% due 02/15/2049	146	187

Netflix, Inc.
3.625% due 06/15/2025	226	238

NIKE, Inc.
3.250% due 03/27/2040	178	194

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	146	150
3.522% due 09/17/2025	146	153

Norfolk Southern Corp.
2.300% due 05/15/2031	286	288
4.650% due 01/15/2046	964	1,225

Northrop Grumman Corp.
3.850% due 04/15/2045	641	728

NXP BV
2.500% due 05/11/2031	146	147

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	51

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 05/01/2027	$146	$154
4.300% due 06/18/2029	146	164

ONEOK Partners LP
4.900% due 03/15/2025	831	906
5.000% due 09/15/2023	193	203

Oracle Corp.
2.300% due 03/25/2028 (d)	757	755
2.500% due 04/01/2025	1,899	1,945
3.950% due 03/25/2051 (d)	4,572	4,754
4.125% due 05/15/2045	2,781	2,941

Ovintiv, Inc.
5.150% due 11/15/2041	30	33

Owens Corning
3.400% due 08/15/2026	100	106

PayPal Holdings, Inc.
2.850% due 10/01/2029	146	154
3.250% due 06/01/2050	641	688

Penske Truck Leasing Co. LP
3.400% due 11/15/2026	143	152

PepsiCo, Inc.
2.850% due 02/24/2026	144	152

Pertamina Persero PT
4.300% due 05/20/2023	321	335
6.000% due 05/03/2042	695	851

Petroleos Mexicanos
6.700% due 02/16/2032	1,308	1,324

Pfizer, Inc.
4.400% due 05/15/2044	673	839

Philip Morris International, Inc.
1.750% due 11/01/2030	286	272
2.750% due 02/25/2026	208	216
3.375% due 08/11/2025	251	266
3.600% due 11/15/2023	811	851
3.875% due 08/21/2042	888	957
6.375% due 05/16/2038	876	1,231

Phillips 66 Partners LP
4.900% due 10/01/2046	782	954

Pioneer Natural Resources Co.
1.125% due 01/15/2026	148	144

Quanta Services, Inc.
2.350% due 01/15/2032	1,122	1,090

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	608	683

Raytheon Technologies Corp.
4.800% due 12/15/2043	1,365	1,731

Reliance Industries Ltd.
4.125% due 01/28/2025	331	354

RELX Capital, Inc.
3.000% due 05/22/2030	286	300
4.000% due 03/18/2029	1,699	1,886

Renesas Electronics Corp.
1.543% due 11/26/2024	584	581
2.170% due 11/25/2026	488	487

Republic Services, Inc.
3.375% due 11/15/2027	1,344	1,441

Reynolds American, Inc.
4.450% due 06/12/2025	2,631	2,844

Roche Holdings, Inc.
1.930% due 12/13/2028	740	745
2.076% due 12/13/2031	740	738

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	146	165

Sands China Ltd.
2.300% due 03/08/2027	572	539
2.850% due 03/08/2029	379	357
5.400% due 08/08/2028	1,909	2,058

Saudi Arabian Oil Co.
4.250% due 04/16/2039	984	1,112

Seagate HDD Cayman
4.091% due 06/01/2029	1,467	1,521

Sealed Air Corp.
1.573% due 10/15/2026	479	465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sky Ltd.
3.750% due 09/16/2024	$242	$258

Southern Co.
3.700% due 04/30/2030	4,850	5,281
4.400% due 07/01/2046	1,449	1,702

Southern Copper Corp.
6.750% due 04/16/2040	1,643	2,302

Southwest Airlines Co.
5.125% due 06/15/2027	146	167

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	146	150

Stellantis NV
5.250% due 04/15/2023	757	795

Stryker Corp.
3.500% due 03/15/2026	2,001	2,147
4.625% due 03/15/2046	719	924

Suncor Energy, Inc.
5.950% due 05/15/2035	989	1,276

T-Mobile USA, Inc.
1.500% due 02/15/2026	286	283
2.400% due 03/15/2029	198	200
2.700% due 03/15/2032	198	199
3.000% due 02/15/2041	148	145
3.400% due 10/15/2052	1,022	1,019
3.750% due 04/15/2027	2,715	2,941
4.375% due 04/15/2040	261	299

TCI Communications, Inc.
7.875% due 02/15/2026	2,912	3,627

Teck Resources Ltd.
6.000% due 08/15/2040	348	446
6.125% due 10/01/2035	1,633	2,120

Telefonica Emisiones S.A.
7.045% due 06/20/2036	1,934	2,763

Tencent Holdings Ltd.
3.280% due 04/11/2024	311	325
3.975% due 04/11/2029	944	1,028

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	968	965
1.215% due 10/18/2024	968	967

Toyota Industries Corp.
3.566% due 03/16/2028	969	1,041

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	762	896
7.625% due 01/15/2039	1,169	1,822

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	1,143	1,368

Tyson Foods, Inc.
4.875% due 08/15/2034	1,497	1,834

UnitedHealth Group, Inc.
2.900% due 05/15/2050	146	149
4.750% due 07/15/2045	2,233	2,930
6.875% due 02/15/2038	626	961

Vale Overseas Ltd.
3.750% due 07/08/2030	146	151
6.875% due 11/21/2036	1,955	2,601

Valero Energy Corp.
4.000% due 04/01/2029	146	159
4.350% due 06/01/2028	1,661	1,833

Verisk Analytics, Inc.
4.125% due 03/15/2029	163	182

Volkswagen Group of America Finance LLC
1.250% due 11/24/2025	148	145

Walt Disney Co.
4.950% due 10/15/2045	1,445	1,912
6.400% due 12/15/2035	77	110

Waste Connections, Inc.
2.950% due 01/15/2052	956	943

Weir Group PLC
2.200% due 05/13/2026	1,899	1,874

Western Digital Corp.
2.850% due 02/01/2029	100	101

Westinghouse Air Brake Technologies Corp.
3.450% due 11/15/2026	1,899	2,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 09/15/2028	$3,062	$3,484

Whirlpool Corp.
3.700% due 03/01/2023	193	199

Williams Cos., Inc.
5.400% due 03/04/2044	1,034	1,289

Woodside Finance Ltd.
3.700% due 09/15/2026	720	767

Wyeth LLC
5.950% due 04/01/2037	2,037	2,874

Yara International ASA
4.750% due 06/01/2028	1,507	1,713

Zoetis, Inc.
2.000% due 05/15/2030	1,270	1,253
3.000% due 05/15/2050	898	936
3.900% due 08/20/2028	621	690
4.700% due 02/01/2043	1,074	1,372

		360,662

UTILITIES 12.3%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	794	944

AEP Texas, Inc.
3.450% due 01/15/2050	695	710

Ameren Corp.
3.500% due 01/15/2031	698	754

American Water Capital Corp.
2.800% due 05/01/2030	362	376

Appalachian Power Co.
7.000% due 04/01/2038	486	700

AT&T, Inc.
3.500% due 09/15/2053	2,394	2,420
3.650% due 09/15/2059	983	995
4.100% due 02/15/2028	1,276	1,419
4.125% due 02/17/2026	1,504	1,642
4.300% due 02/15/2030	2,740	3,087
4.350% due 03/01/2029	251	282
4.450% due 04/01/2024	663	708
4.500% due 03/09/2048	1,062	1,241
4.800% due 06/15/2044	941	1,127

Atmos Energy Corp.
4.150% due 01/15/2043	1,275	1,480

Avangrid, Inc.
3.800% due 06/01/2029	333	362

Bell Canada
3.650% due 03/17/2051	216	238

Berkshire Hathaway Energy Co.
1.650% due 05/15/2031	150	143
4.050% due 04/15/2025	481	521
6.125% due 04/01/2036	1,930	2,631

BG Energy Capital PLC
5.125% due 10/15/2041	110	141

Black Hills Corp.
3.150% due 01/15/2027	236	246
4.200% due 09/15/2046	100	114

British Telecommunications PLC
5.125% due 12/04/2028	453	513

CenterPoint Energy, Inc.
1.450% due 06/01/2026	20	20

CMS Energy Corp.
4.750% due 06/01/2050 •	146	159

Commonwealth Edison Co.
4.000% due 03/01/2048	527	617

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	542	507
3.850% due 06/15/2046	1,102	1,199

Consumers Energy Co.
3.125% due 08/31/2024	1,694	1,765

Dominion Energy, Inc.
1.450% due 04/15/2026	146	144
3.071% due 08/15/2024 þ	323	335
3.375% due 04/01/2030	10	11

DTE Electric Co.
3.650% due 03/15/2024	1,736	1,819

52	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DTE Energy Co.
3.400% due 06/15/2029	$757	$801

Duke Energy Carolinas LLC
3.950% due 11/15/2028	602	672
6.000% due 12/01/2028	757	936

Duke Energy Corp.
2.450% due 06/01/2030	529	526
2.550% due 06/15/2031	10	10
3.400% due 06/15/2029	10	11
3.500% due 06/15/2051	146	151
3.750% due 09/01/2046	100	107
3.950% due 10/15/2023	1,082	1,130

E.ON International Finance BV
6.650% due 04/30/2038	876	1,242

East Ohio Gas Co.
1.300% due 06/15/2025	10	10

Electricite de France S.A.
4.875% due 01/22/2044	1,075	1,339

Enable Midstream Partners LP
4.950% due 05/15/2028	2,229	2,474

Enel Finance International NV
1.375% due 07/12/2026	148	144
6.000% due 10/07/2039	1,715	2,283

Entergy Corp.
0.900% due 09/15/2025	10	10
1.900% due 06/15/2028	10	10
2.400% due 06/15/2031	75	74

Eversource Energy
1.650% due 08/15/2030	286	268

Exelon Corp.
3.950% due 06/15/2025	1,199	1,282
4.050% due 04/15/2030	2,367	2,633
4.450% due 04/15/2046	389	466

Exelon Generation Co. LLC
5.600% due 06/15/2042	888	1,052

FirstEnergy Corp.
3.350% due 07/15/2022	1,217	1,222
7.375% due 11/15/2031	2,333	3,154

Florida Power & Light Co.
3.150% due 10/01/2049	333	354
4.125% due 02/01/2042	100	119

Indiana Michigan Power Co.
4.250% due 08/15/2048	889	1,058

Infraestructura Energetica Nova S.A.B. de C.V.
4.875% due 01/14/2048	449	454

Kentucky Utilities Co.
5.125% due 11/01/2040	100	128

KeySpan Gas East Corp.
2.742% due 08/15/2026	700	715

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039	445	507

MidAmerican Energy Co.
4.250% due 07/15/2049	597	738

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	$236	$296

New York State Electric & Gas Corp.
2.150% due 10/01/2031	100	98

NextEra Energy Capital Holdings, Inc.
2.750% due 11/01/2029	2,286	2,351

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	236	247

ONEOK, Inc.
3.400% due 09/01/2029	1,097	1,137
4.550% due 07/15/2028	1,017	1,124

Pacific Gas & Electric Co.
3.250% due 06/01/2031	2,367	2,377
3.300% due 08/01/2040	150	139
3.450% due 07/01/2025	128	132
3.750% due 07/01/2028	128	133
4.550% due 07/01/2030	103	111
4.950% due 07/01/2050	103	112

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	757	809

Plains All American Pipeline LP
3.550% due 12/15/2029	146	151
4.500% due 12/15/2026	810	890
5.150% due 06/01/2042	752	828

PT Perusahaan Listrik Negara
4.000% due 06/30/2050	2,715	2,640

Shell International Finance BV
2.875% due 05/10/2026	1,977	2,099
3.875% due 11/13/2028	1,393	1,558

Southern California Edison Co.
2.850% due 08/01/2029	984	1,019
3.650% due 02/01/2050	1,071	1,136
4.125% due 03/01/2048	1,485	1,670

Southern California Gas Co.
3.150% due 09/15/2024	1,255	1,313
4.125% due 06/01/2048	984	1,178

Southern Power Co.
5.150% due 09/15/2041	1,250	1,534

Southwestern Electric Power Co.
4.100% due 09/15/2028	898	996

Southwestern Public Service Co.
6.000% due 10/01/2036	1,140	1,509

Verizon Communications, Inc.
2.355% due 03/15/2032	4,924	4,857
2.550% due 03/21/2031	2,367	2,391
4.125% due 03/16/2027	2,367	2,633
4.125% due 08/15/2046	660	767
4.400% due 11/01/2034	810	945
4.812% due 03/15/2039	236	296
4.862% due 08/21/2046	936	1,208

Virginia Electric & Power Co.
8.875% due 11/15/2038	1,634	2,888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEC Energy Group, Inc.
2.200% due 12/15/2028	$984	$983

		100,005

Total Corporate Bonds & Notes (Cost $701,315)		719,038

U.S. TREASURY OBLIGATIONS 4.7%

U.S. Treasury Bonds
1.750% due 08/15/2041	21,150	20,512

U.S. Treasury Notes
1.250% due 08/15/2031	11,060	10,816

U.S. Treasury STRIPS
0.000% due 05/15/2051 (b)	4,456	2,555
0.000% due 08/15/2051 (b)	7,424	4,229

Total U.S. Treasury Obligations (Cost $37,636)		38,112

SOVEREIGN ISSUES 0.1%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	246	250

Total Sovereign Issues (Cost $247)		250

SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS (e) 0.1%
		675

U.S. TREASURY BILLS 4.2%
0.050% due 01/18/2022 - 04/14/2022 (a)(b)(h)	34,146	34,143

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.068% due 03/08/2022 - 04/26/2022 (a)(b)	13,200	13,198

Total Short-Term Instruments (Cost $48,016)		48,016

Total Investments in Securities (Cost $787,214)		805,416

Total Investments 99.3% (Cost $787,214)		$805,416

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $1,401)		68

Other Assets and Liabilities, net 0.7%		5,833

Net Assets 100.0%		$811,317

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	53

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

(d) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	06/21/2021	$ 2,397	$2,382	0.29%
Citigroup, Inc.	2.572	06/03/2031	07/01/2021-11/09/2021	881	868	0.11
Deutsche Bank AG	2.129	11/24/2026	08/11/2021	291	286	0.04
General Motors Co.	6.800	10/01/2027	11/04/2021-01/06/2022	180	179	0.02
Oracle Corp.	2.300	03/25/2028	09/23/2021	779	755	0.09
Oracle Corp.	3.950	03/25/2051	04/09/2021	4,738	4,754	0.59

				$ 9,266	$9,224	1.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$675	U.S. Treasury Notes 2.875% due 08/15/2028	$(688)	$675	$675

Total Repurchase Agreements						$(688)	$675	$675

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
SBI	(0.050)%	12/07/2021	TBD	(2)	$(543)	$(543)

Total Reverse Repurchase Agreements						$(543)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$675	$0	$0	$0	$675	$(688)	$(13)
SBI	0	(543)	0	0	(543)	640	97

Total Borrowings and Other Financing Transactions	$675	$(543)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(543)	$(543)

Total Borrowings	$0	$0	$0	$(543)	$(543)

Payable for reverse repurchase agreements					$(543)

(f)	Securities with an aggregate market value of $640 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(893) at a weighted average interest rate of 0.037%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2022	99	$(12,916)	$(67)	$0	$(6)

Total Futures Contracts				$(67)	$0	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
National Rural Utilities Cooperative Finance Corp.	1.000%	Quarterly	12/20/2026	0.385%	$ 100	$3	$0	$3	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$1,600	$9	$14	$23	$0	$0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	500	10	2	12	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	2,600	64	1	65	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	56,000	1,324	66	1,390	25	0
					$1,343	$82	$1,425	$25	$0

Total Swap Agreements					$1,474	$84	$1,558	$27	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$26	$26	$0	$(6)	$0	$(6)

(h)

Securities with an aggregate market value of $1,446 and cash of $1,148 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	55

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

(i)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate		Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	0.214% (3-Month USD-LIBOR plus a specified spread	)	Maturity	06/20/2022	$32,000	$(9)	$57	$48	$0

Total Swap Agreements									$(9)	$57	$48	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$48	$48	$0	$0	$0	$0	$48	$0	$48

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$26	$0	$0	$0	$26

Over the counter
Swap Agreements	$0	$0	$0	$0	$48	$48

	$0	$26	$0	$0	$48	$74

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$44	$44
Swap Agreements	0	205	0	0	(4)	201

	$0	$205	$0	$0	$40	$245

Over the counter
Swap Agreements	$0	$0	$0	$0	$297	$297

	$0	$205	$0	$0	$337	$542

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(67)	$(67)
Swap Agreements	0	(52)	0	0	0	(52)

	$0	$(52)	$0	$0	$(67)	$(119)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(160)	$(160)

	$0	$(52)	$0	$0	$(227)	$(279)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$258,371	$0	$258,371
Industrials	0	360,662	0	360,662
Utilities	0	100,005	0	100,005
U.S. Treasury Obligations	0	38,112	0	38,112
Sovereign Issues	0	250	0	250
Short-Term Instruments
Repurchase Agreements	0	675	0	675
U.S. Treasury Bills	0	34,143	0	34,143
U.S. Treasury Cash Management Bills	0	13,198	0	13,198

Total Investments	$0	$805,416	$0	$805,416

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$26	$0	$26
Over the counter	0	48	0	48

	$0	$74	$0	$74

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(6)	$0	$(6)

Total Financial Derivative Instruments	$0	$68	$0	$68

Totals	$0	$805,484	$0	$805,484

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	57

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$3,700	$3,841

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	2,600	2,602

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	1,297	1,300

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	6,697	6,662

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	4,900	5,193

Twin River Worldwide Holdings, Inc.
3.750% (LIBOR03M + 3.250%) due 10/02/2028 ~	4,000	4,006

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~	1,989	2,000

Zephyrus Capital Aviation Partners LLC
TBD% due 10/15/2038	2,751	2,658

Total Loan Participations and Assignments (Cost $27,958)		28,262

CORPORATE BONDS & NOTES 33.0%

BANKING & FINANCE 20.0%

AerCap Ireland Capital DAC
3.875% due 01/23/2028 (j)	2,100	2,229

Aircastle Ltd.
4.250% due 06/15/2026	3,800	4,075

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,862

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	3,215

American International Group, Inc.
3.750% due 07/10/2025	1,000	1,071
4.200% due 04/01/2028	1,000	1,116

American Tower Corp.
1.300% due 09/15/2025	4,000	3,943
3.375% due 10/15/2026	3,300	3,509

AmFam Holdings, Inc.
2.805% due 03/11/2031	700	716

Antares Holdings LP
2.750% due 01/15/2027	4,050	3,972
3.950% due 07/15/2026	1,000	1,029

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	7,402

Ares Capital Corp.
2.875% due 06/15/2028	6,000	5,978

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	3,616

AvalonBay Communities, Inc.
2.450% due 01/15/2031	2,550	2,617

Aviation Capital Group LLC
3.500% due 11/01/2027	500	513
5.500% due 12/15/2024	1,500	1,642

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,993	1,937
2.875% due 02/15/2025	3,900	3,987
3.950% due 07/01/2024	3,500	3,670

Banco de Credito e Inversiones S.A.
2.875% due 10/14/2031	2,800	2,763

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	4,400	4,510

Banco Santander S.A.
3.490% due 05/28/2030	3,400	3,593

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
3.093% due 10/01/2025 •	$6,500	$6,767
3.419% due 12/20/2028 •	23,018	24,591
3.593% due 07/21/2028 •	9,000	9,694
4.200% due 08/26/2024	1,000	1,073

Barclays Bank PLC
7.625% due 11/21/2022 (g)	18,600	19,627

Barclays PLC
2.852% due 05/07/2026 •	4,600	4,748
4.375% due 01/12/2026	3,500	3,830
4.375% due 03/15/2028 •(f)(g)	2,200	2,160
7.750% due 09/15/2023 •(f)(g)	1,100	1,183
7.875% due 03/15/2022 •(f)(g)	4,700	4,765

BGC Partners, Inc.
3.750% due 10/01/2024	3,300	3,433
5.375% due 07/24/2023	5,000	5,279

Blue Owl Finance LLC
3.125% due 06/10/2031	4,300	4,212

BNP Paribas S.A.
2.219% due 06/09/2026 •	9,250	9,344
4.400% due 08/14/2028	700	785
4.500% due 02/25/2030 •(f)(g)	200	200
4.625% due 02/25/2031 •(f)(g)	2,000	2,011

BPCE S.A.
5.700% due 10/22/2023	6,600	7,098

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,615

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	7,338
4.125% due 05/15/2029	5,000	5,545

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,389

Capital One Financial Corp.
4.200% due 10/29/2025	15	16

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,812

CI Financial Corp.
3.200% due 12/17/2030	4,000	4,109
4.100% due 06/15/2051	2,500	2,716

CIT Group, Inc.
4.750% due 02/16/2024	4,000	4,235

Citigroup, Inc.
2.976% due 11/05/2030 •	10,000	10,395
3.668% due 07/24/2028 •	7,300	7,879
3.887% due 01/10/2028 •	10,750	11,661
5.500% due 09/13/2025	4,000	4,528

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,456

Credit Suisse AG
6.500% due 08/08/2023 (g)	15,400	16,612

Credit Suisse Group AG
3.750% due 03/26/2025	5,600	5,947
7.125% due 07/29/2022 •(f)(g)	7,700	7,896
7.500% due 07/17/2023 •(f)(g)	2,000	2,119
7.500% due 12/11/2023 •(f)(g)	6,700	7,254

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	2,235
4.450% due 02/15/2026	5,200	5,697

CyrusOne LP
2.900% due 11/15/2024	5,600	5,786

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	1,300	1,345

Deutsche Bank AG
2.129% due 11/24/2026 •(h)	2,000	1,998
3.035% due 05/28/2032 •(h)	12,700	12,808
3.547% due 09/18/2031 •	10,700	11,274
3.729% due 01/14/2032 •(h)	2,200	2,252
3.961% due 11/26/2025 •	2,500	2,642
4.500% due 04/01/2025	300	320

Discover Financial Services
4.500% due 01/30/2026	5,400	5,923

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	373	373

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	129	128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E*TRADE Financial Corp.
4.500% due 06/20/2028	$1,000	$1,127

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,000	1,122

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	334

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	2,314

Fidelity National Financial, Inc.
2.450% due 03/15/2031	3,050	2,997

First American Financial Corp.
4.000% due 05/15/2030	4,000	4,387

Ford Motor Credit Co. LLC
2.700% due 08/10/2026	4,000	4,040
3.550% due 10/07/2022	5,000	5,081
5.596% due 01/07/2022	3,000	3,006

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,564	1,603

FS KKR Capital Corp.
2.625% due 01/15/2027	6,000	5,925
3.125% due 10/12/2028	1,200	1,195

GA Global Funding Trust
1.625% due 01/15/2026	4,200	4,169

General Motors Financial Co., Inc.
1.123% (US0003M + 0.990%) due 01/05/2023 ~	500	502

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	6,466

GLP Capital LP
4.000% due 01/15/2030	5,100	5,403
5.750% due 06/01/2028	2,600	3,006

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,600	8,190
3.850% due 01/26/2027	13,900	14,947
4.223% due 05/01/2029 •	2,200	2,446

Golub Capital BDC, Inc.
2.050% due 02/15/2027	1,500	1,442
2.500% due 08/24/2026	3,000	2,951

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	5,403

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	4,995

HSBC Holdings PLC
2.099% due 06/04/2026 •	3,500	3,525
3.033% due 11/22/2023 •	8,400	8,550
4.250% due 03/14/2024	6,000	6,339
4.250% due 08/18/2025	7,660	8,243
4.292% due 09/12/2026 •	750	810
4.583% due 06/19/2029 •	5,300	5,942
6.000% due 05/22/2027 •(f)(g)	2,600	2,805
6.250% due 03/23/2023 •(f)(g)	200	208
6.500% due 03/23/2028 •(f)(g)	3,300	3,641

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	965

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	5,000	4,941

ING Groep NV
3.875% due 05/16/2027 •(f)(g)	600	572
4.250% due 05/16/2031 •(f)(g)	600	567
6.875% due 04/16/2022 •(f)(g)	400	407

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •	8,000	8,233

JPMorgan Chase & Co.
1.953% due 02/04/2032 •	3,000	2,893
3.540% due 05/01/2028 •	850	924
3.782% due 02/01/2028 •	19,000	20,582
4.023% due 12/05/2024 •	140	148
4.493% due 03/24/2031 •	15,000	17,376

KKR Financial Holdings LLC
5.400% due 05/23/2033	6,000	6,259

KKR Group Finance Co. LLC
3.250% due 12/15/2051	1,000	999
3.750% due 07/01/2029	1,250	1,374

58	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
2.875% due 10/24/2024	$3,300	$3,405

Lexington Realty Trust
2.375% due 10/01/2031	3,500	3,362

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	4,000	3,996
4.300% due 02/01/2061	4,800	4,519

Life Storage LP
3.875% due 12/15/2027	2,100	2,306

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	10,200	10,218
2.907% due 11/07/2023 •	16,000	16,261
3.574% due 11/07/2028 •	1,300	1,389
4.450% due 05/08/2025	1,000	1,087
7.500% due 09/27/2025 •(f)(g)	5,000	5,653

Loews Corp.
3.200% due 05/15/2030	2,050	2,183

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,661

Maple Grove Funding Trust
4.161% due 08/15/2051	5,500	5,681

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •	3,250	4,045

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	8,113

MMcapS Funding Ltd.
0.510% (US0003M + 0.290%) due 12/26/2039 ~	569	535

Morgan Stanley
2.699% due 01/22/2031 •	10,000	10,241
3.125% due 07/27/2026	660	700
3.625% due 01/20/2027	2,100	2,278
3.772% due 01/24/2029 •	17,500	19,058
7.500% due 04/02/2032 þ(h)	9,000	7,343

Nationwide Building Society
4.363% due 08/01/2024 •	2,485	2,603

Natwest Group PLC
4.519% due 06/25/2024 •	5,000	5,232
4.600% due 06/28/2031 •(f)(g)	200	197
4.800% due 04/05/2026	1,000	1,113

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	4,730

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	5,750	5,644

Nissan Motor Acceptance Co. LLC
0.910% due 09/28/2022 •	1,000	1,001
2.450% due 09/15/2028	1,000	973
2.600% due 09/28/2022	1,000	1,011
2.650% due 07/13/2022	1,800	1,816
2.800% due 01/13/2022	200	200
3.875% due 09/21/2023	3,800	3,955

Nomura Holdings, Inc.
2.608% due 07/14/2031	9,300	9,187
2.648% due 01/16/2025	2,300	2,367

Nordea Bank Abp
3.750% due 03/01/2029 •(f)(g)	5,000	4,752
6.125% due 09/23/2024 •(f)(g)	550	592
6.625% due 03/26/2026 •(f)(g)	5,600	6,384

Ohio National Financial Services, Inc.
5.800% due 01/24/2030	3,300	3,740

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,701
5.250% due 01/15/2026	200	223

Owl Rock Capital Corp.
2.875% due 06/11/2028	6,300	6,189

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	8,617

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	699	750

Physicians Realty LP
4.300% due 03/15/2027	2,000	2,221

Preferred Term Securities Ltd.
0.503% (US0003M + 0.300%) due 03/22/2037 ~	1,987	1,808

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realty Income Corp.
3.100% due 12/15/2029	$4,000	$4,251
3.950% due 08/15/2027	300	333

Santander UK Group Holdings PLC
1.673% due 06/14/2027 •	10,000	9,796
3.373% due 01/05/2024 •	2,900	2,964
3.823% due 11/03/2028 •	5,000	5,371

Service Properties Trust
3.950% due 01/15/2028	3,000	2,751

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(f)(g)	800	814

Societe Generale S.A.
5.375% due 11/18/2030 •(f)(g)	3,200	3,369
7.375% due 10/04/2023 •(f)(g)	1,300	1,395

Spirit Realty LP
4.450% due 09/15/2026	700	771

Standard Chartered PLC
1.299% (SOFRRATE + 1.250%) due 10/14/2023 ~	15,000	15,103
4.750% due 01/14/2031 •(f)(g)	200	199
7.500% due 04/02/2022 •(f)(g)	800	813

State Bank of India
4.000% due 01/24/2022	5,000	5,008

STORE Capital Corp.
4.625% due 03/15/2029	2,100	2,356

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024	6,800	6,998

Swedbank AB
4.000% due 03/17/2029 •(f)(g)	400	387

Trust Fibra Uno
4.869% due 01/15/2030	4,900	5,183

UBS AG
5.125% due 05/15/2024 (g)	2,500	2,680
7.625% due 08/17/2022 (g)	17,550	18,231

UBS Group AG
5.125% due 07/29/2026 •(f)(g)	800	853
7.000% due 02/19/2025 •(f)(g)	200	223

UDR, Inc.
3.500% due 07/01/2027	2,400	2,571

UniCredit SpA
7.830% due 12/04/2023	5,000	5,577

Wells Fargo & Co.
3.550% due 09/29/2025	800	853
3.584% due 05/22/2028 •	17,250	18,558
4.478% due 04/04/2031 •	10,000	11,628

Welltower, Inc.
3.625% due 03/15/2024	5,000	5,261

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,332

WP Carey, Inc.
2.400% due 02/01/2031	3,900	3,837

		878,928

INDUSTRIALS 11.0%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	3,000	2,968

Air Canada
3.875% due 08/15/2026	1,000	1,021

Air Canada Pass-Through Trust
5.250% due 10/01/2030	2,273	2,479

Alcon Finance Corp.
2.600% due 05/27/2030	3,200	3,233

American Airlines Pass-Through Trust
3.375% due 11/01/2028	7,339	7,287
3.700% due 04/01/2028	1,626	1,653
4.000% due 01/15/2027	2,682	2,595

American Airlines, Inc.
5.500% due 04/20/2026	3,500	3,645
5.750% due 04/20/2029	1,200	1,285

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	5,222
3.875% due 01/12/2028	2,500	2,709

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashtead Capital, Inc.
4.250% due 11/01/2029	$5,000	$5,336

Bacardi Ltd.
4.450% due 05/15/2025	5,000	5,422
5.150% due 05/15/2038	1,200	1,488

Baidu, Inc.
3.875% due 09/29/2023	1,300	1,356

BAT Capital Corp.
2.259% due 03/25/2028	5,200	5,072
4.390% due 08/15/2037	3,200	3,377

BAT International Finance PLC
1.668% due 03/25/2026	3,700	3,636

Berry Global, Inc.
0.950% due 02/15/2024	3,500	3,473

Boeing Co.
5.705% due 05/01/2040	100	129
5.805% due 05/01/2050	100	136

Bowdoin College
4.693% due 07/01/2112	3,400	4,555

Broadcom, Inc.
3.187% due 11/15/2036	1,600	1,600
3.419% due 04/15/2033	4,500	4,722
4.110% due 09/15/2028	7,435	8,158

California Institute of Technology
4.283% due 09/01/2116	3,000	3,912

Campbell Soup Co.
3.650% due 03/15/2023	3,400	3,506

CDW LLC
2.670% due 12/01/2026	3,000	3,079

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	1,000	1,127

Charter Communications Operating LLC
4.908% due 07/23/2025	4,800	5,290

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	5,000	5,645

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	7,136

Citrix Systems, Inc.
3.300% due 03/01/2030	3,620	3,676
4.500% due 12/01/2027	3,000	3,259

CommonSpirit Health
4.187% due 10/01/2049	7,300	8,516

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,273
4.500% due 09/16/2025	3,500	3,819

CVS Health Corp.
3.000% due 08/15/2026	4,000	4,228
3.750% due 04/01/2030	2,600	2,854
4.100% due 03/25/2025	2,402	2,591
4.125% due 04/01/2040	7,150	8,225

DAE Funding LLC
1.625% due 02/15/2024	2,600	2,554
2.625% due 03/20/2025	4,000	4,029
3.375% due 03/20/2028	5,000	5,066

Dell International LLC
4.000% due 07/15/2024	6,500	6,901
4.900% due 10/01/2026	3,000	3,381
5.300% due 10/01/2029	2,400	2,816
5.450% due 06/15/2023	1,067	1,126
6.020% due 06/15/2026	1,000	1,157
6.100% due 07/15/2027	700	836
6.200% due 07/15/2030	1,000	1,263

Delta Air Lines, Inc.
4.375% due 04/19/2028	800	853
4.750% due 10/20/2028	1,800	1,967
7.000% due 05/01/2025	200	229
7.375% due 01/15/2026	2,200	2,592

Diamondback Energy, Inc.
3.500% due 12/01/2029	200	212

eBay, Inc.
3.600% due 06/05/2027	1,000	1,088

Ecopetrol S.A.
5.875% due 09/18/2023	5,200	5,519

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	59

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer LP
3.900% due 07/15/2026	$100	$108
4.500% due 11/01/2023	5,000	5,240
5.000% due 10/01/2022	2,500	2,550
5.950% due 12/01/2025	2,300	2,623

Enterprise Products Operating LLC
5.700% due 02/15/2042	200	261

Equinor ASA
3.125% due 04/06/2030	2,100	2,258

ERAC USA Finance LLC
3.800% due 11/01/2025	900	969

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,675
6.250% due 05/01/2025	1,054	1,190

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	2,105

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,700	2,714
4.317% due 12/30/2039	2,700	2,784

Flex Ltd.
4.750% due 06/15/2025	1,600	1,743
4.875% due 06/15/2029	2,000	2,271

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	6,950	8,305

General Electric Co.
4.250% due 05/01/2040	6,000	7,209

Georgetown University
5.215% due 10/01/2118	6,560	9,404

Global Payments, Inc.
2.650% due 02/15/2025	2,600	2,674
3.200% due 08/15/2029	2,600	2,711

Hyatt Hotels Corp.
1.800% due 10/01/2024	3,000	3,003

IHS Markit Ltd.
4.750% due 08/01/2028	500	581

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	5,261
3.875% due 07/26/2029	2,000	2,121

Infor, Inc.
1.750% due 07/15/2025	6,100	6,064

KB Home
4.000% due 06/15/2031	4,000	4,156

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	850	902

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,138
7.750% due 01/15/2032	3,000	4,219

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,600	3,667

Lundin Energy Finance BV
2.000% due 07/15/2026	700	696
3.100% due 07/15/2031	200	202

Magellan Health, Inc.
4.900% due 09/22/2024	5,500	5,960

Marriott International, Inc.
2.750% due 10/15/2033	1,300	1,263

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	3,118

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	2,030

MDC Holdings, Inc.
3.966% due 08/06/2061	5,000	4,788

Melco Resorts Finance Ltd.
5.750% due 07/21/2028	400	402

MGM China Holdings Ltd.
5.250% due 06/18/2025	400	397
5.875% due 05/15/2026	200	201

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	6,578

Mileage Plus Holdings LLC
6.500% due 06/20/2027	4,400	4,704

MPLX LP
4.250% due 12/01/2027	4,200	4,656

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Fuel Gas Co.
2.950% due 03/01/2031	$3,900	$3,923

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	4,205

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,850	3,952
3.522% due 09/17/2025	3,800	3,987

NXP BV
3.150% due 05/01/2027	700	737
3.400% due 05/01/2030	1,000	1,067

ONEOK Partners LP
3.375% due 10/01/2022	3,200	3,239

Oracle Corp.
3.600% due 04/01/2050	16,400	16,089

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,661

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030	1,400	1,421
4.375% due 03/15/2026	200	214

Petroleos Mexicanos
6.490% due 01/23/2027	311	332
6.700% due 02/16/2032	4,600	4,655

Prosus NV
3.680% due 01/21/2030	2,700	2,782

Quanta Services, Inc.
2.900% due 10/01/2030	4,850	4,938

RELX Capital, Inc.
3.000% due 05/22/2030	500	525

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	3,090

Royalty Pharma PLC
1.750% due 09/02/2027	5,000	4,916

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,222
5.750% due 05/15/2024	900	979
5.875% due 06/30/2026	3,000	3,445

Sands China Ltd.
2.300% due 03/08/2027	900	848
2.850% due 03/08/2029	2,000	1,885
3.250% due 08/08/2031	1,800	1,694
3.800% due 01/08/2026	800	805
5.400% due 08/08/2028	2,000	2,156

ServiceNow, Inc.
1.400% due 09/01/2030	900	839

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	5,281	5,532

Starbucks Corp.
4.450% due 08/15/2049	200	247

Studio City Finance Ltd.
5.000% due 01/15/2029	700	628
6.000% due 07/15/2025	200	195

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,584

T-Mobile USA, Inc.
1.500% due 02/15/2026	900	890
2.050% due 02/15/2028	5,000	4,967

Teck Resources Ltd.
6.250% due 07/15/2041	200	266

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	8,135

Time Warner Entertainment Co. LP
8.375% due 07/15/2033	500	729

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,804

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,349	3,102

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	1,886	1,906

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,105	1,139
3.450% due 01/07/2030	3,314	3,365
4.550% due 02/25/2033	2,215	2,389

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
4.375% due 04/15/2026	$2,800	$2,923
4.625% due 04/15/2029	2,200	2,273

Vmed O2 UK Financing PLC
4.750% due 07/15/2031	3,900	3,956

VMware, Inc.
4.700% due 05/15/2030	6,700	7,806

Weir Group PLC
2.200% due 05/13/2026	2,000	1,974

Wesleyan University
4.781% due 07/01/2116	3,248	4,645

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	1,200	1,250
3.450% due 11/15/2026	1,200	1,270
4.400% due 03/15/2024	1,800	1,905
4.950% due 09/15/2028	6,130	6,974

WRKCo, Inc.
3.900% due 06/01/2028	500	548

Wynn Macau Ltd.
5.500% due 01/15/2026	400	376
5.500% due 10/01/2027	200	186
5.625% due 08/26/2028	1,900	1,762

Yara International ASA
3.148% due 06/04/2030	1,500	1,549

		482,064

UTILITIES 2.0%

American Transmission Systems, Inc.
5.000% due 09/01/2044	300	386

AT&T, Inc.
3.550% due 09/15/2055	60	60
3.650% due 09/15/2059	98	99
3.800% due 12/01/2057	602	628
3.850% due 06/01/2060	12,000	12,571
4.300% due 02/15/2030	4,163	4,690

Edison International
2.950% due 03/15/2023	700	711

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,873

Exelon Corp.
4.050% due 04/15/2030	3,250	3,615

FirstEnergy Corp.
4.400% due 07/15/2027	6,100	6,575

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,658

Jersey Central Power & Light Co.
4.300% due 01/15/2026	300	326

Metropolitan Edison Co.
4.300% due 01/15/2029	600	668

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	900	990

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,564

ONEOK, Inc.
7.150% due 01/15/2051	100	145

Pacific Gas & Electric Co.
3.300% due 03/15/2027	900	916
3.300% due 12/01/2027	100	102
3.300% due 08/01/2040	4,200	3,902
3.500% due 08/01/2050	500	465
3.750% due 07/01/2028	500	520
4.450% due 04/15/2042	2,000	2,037
4.500% due 07/01/2040	1,700	1,774
4.550% due 07/01/2030	9,100	9,848

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,100	1,152
3.600% due 06/01/2029	2,000	2,132

Plains All American Pipeline LP
3.600% due 11/01/2024	7,987	8,354
3.650% due 06/01/2022	650	653
3.850% due 10/15/2023	225	234

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031	2,100	2,116

60	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SES S.A.
3.600% due 04/04/2023	$1,700	$1,749

Southern California Edison Co.
0.975% due 08/01/2024	3,900	3,865

Sprint Corp.
7.125% due 06/15/2024	500	562

Toledo Edison Co.
2.650% due 05/01/2028	3,500	3,556

		86,496

Total Corporate Bonds & Notes (Cost $1,388,318)		1,447,488

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 0.8%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	3,700	3,713
3.850% due 06/01/2050	4,750	4,837

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026	4,800	4,830

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	6,646

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	7,506	11,072

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	3,013

		34,111

FLORIDA 0.2%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,116

GEORGIA 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,100	1,677

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	8,565

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	1,000	1,013

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	7,900	9,410

		10,423

NEW YORK 0.2%

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	600	675

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,375

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	7,500	7,893

		9,943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	$4,200	$4,721

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,300	1,311

		6,032

VIRGINIA 0.2%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	1,213

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	5,782

		6,995

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	1,980	2,029
4.875% due 06/01/2049	5,000	5,226

		7,255

Total Municipal Bonds & Notes (Cost $84,379)		93,117

U.S. GOVERNMENT AGENCIES 21.7%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	115	103
0.554% due 08/25/2022 ~(a)	4,452	0
1.730% due 12/01/2028 •	168	168
2.030% due 11/01/2035 •	2	2
2.085% due 10/01/2035 •	3	3
2.195% due 04/01/2036 •	6	7
2.218% due 09/01/2034 •	23	23
2.500% due 03/25/2033	1	1
3.000% due 03/25/2033 - 02/25/2043	3	3
3.500% due 06/25/2042	608	650
4.000% due 10/01/2026 - 07/01/2044	1,089	1,132
4.500% due 09/01/2023 - 06/01/2051	1,194	1,272
5.000% due 05/01/2026 - 11/01/2039	1,118	1,193
5.500% due 12/01/2031 - 04/01/2039	674	726
5.898% due 09/25/2042 •(a)	27,314	5,605
6.000% due 05/25/2031 - 09/01/2037	661	707
6.318% due 04/25/2040 •(a)	53	8
6.500% due 01/01/2036 - 05/01/2038	59	68
6.857% due 05/25/2042 •	134	148
7.000% due 04/01/2037 - 03/01/2038	62	70
7.098% due 05/25/2036 •(a)	1,011	171
7.500% due 10/01/2037	75	87
20.729% due 01/25/2036 •	124	153
24.867% due 07/25/2023 •	2	2

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	543	518
1.772% due 06/15/2040 ~(a)	10,932	472
2.006% due 10/01/2036 •	1	1
2.355% due 07/01/2036 •	5	5
2.504% due 12/01/2031 •	51	52
3.000% due 01/01/2043 - 04/01/2043	5	5
3.500% due 12/15/2028 (a)	1,251	67
3.500% due 10/01/2033 - 04/01/2049	56,864	60,518
4.000% due 09/01/2033 - 06/01/2049	72,187	77,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 11/15/2048 •(a)	$29,880	$2,401
4.500% due 02/01/2034 - 11/01/2044	5,112	5,589
4.840% due 12/15/2040 •(a)	1,728	179
4.920% due 05/15/2041 •	1,113	1,129
5.000% due 03/01/2033 - 07/15/2041	358	393
5.250% due 04/15/2033	24	27
5.500% due 01/01/2023 - 10/01/2037	864	920
6.000% due 01/01/2034 - 08/01/2037	132	144
6.500% due 01/01/2037 - 07/01/2037	22	23
6.886% due 06/15/2042 •	105	105
8.500% due 12/01/2022	2	2
9.000% due 12/01/2025 - 08/01/2030	3	3
9.500% due 01/01/2025	6	6
9.681% due 01/15/2041 •	4,502	5,448
10.000% due 04/01/2025	1	1
18.981% due 10/15/2023 •	30	33
19.361% due 05/15/2033 •	35	46

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	11,862	12,643
4.000% due 09/20/2040 - 06/15/2047	20,060	21,512
4.500% due 08/20/2038 - 02/20/2047	1,707	1,810
4.750% due 01/20/2035	45	50
5.000% due 03/20/2034 - 04/20/2040	477	509
5.500% due 04/16/2034 - 11/20/2038	45	50
6.000% due 08/20/2038 - 02/20/2039	76	83
6.500% due 12/20/2038	26	28

Ginnie Mae, TBA
2.500% due 02/01/2052	76,000	77,665

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,704
4.250% due 09/15/2065	10,000	14,627

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	15,734	16,483
3.500% due 09/01/2045 - 08/01/2049	47,185	50,019
4.000% due 04/01/2022 - 08/01/2049	75,625	81,299
4.500% due 06/01/2039 - 02/01/2049	25,160	27,401
7.000% due 05/01/2022 - 01/01/2023	55	56

Uniform Mortgage-Backed Security, TBA
2.500% due 01/01/2052 - 02/01/2052	471,178	479,555

Total U.S. Government Agencies (Cost $944,370)		953,150

U.S. TREASURY OBLIGATIONS 27.1%

U.S. Treasury Bonds
1.875% due 02/15/2041 (l)	235,000	232,678
2.250% due 05/15/2041 (l)(n)	25,000	26,273
2.250% due 08/15/2049 (l)	109,600	117,345
3.000% due 02/15/2049 (l)	2,000	2,460

U.S. Treasury Notes
1.000% due 12/15/2024	105,000	105,127
1.500% due 11/30/2028 (l)	700,000	702,953

Total U.S. Treasury Obligations (Cost $1,160,817)		1,186,836

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

ACRES Commercial Realty Corp.
2.664% due 04/17/2037 •	163	163

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	61

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
1.746% due 09/25/2045 •	$2	$2

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	4,793

BAMLL Commercial Mortgage Securities Trust
1.310% due 03/15/2034 •	5,385	5,387

Banc of America Funding Trust
0.232% due 08/27/2036 ~	8,648	8,283

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	1,000	1,137

BCAP LLC Trust
0.402% due 05/25/2047 ^•	2,092	2,147

Bear Stearns ALT-A Trust
0.742% due 04/25/2034 •	17	17

BWAY Mortgage Trust
1.360% due 09/15/2036 •	5,000	5,004

BX Commercial Mortgage Trust
0.840% due 10/15/2036 •	2,200	2,188

BXMT Ltd.
1.564% due 11/15/2037 •	7,500	7,507

Chase Mortgage Finance Trust
6.000% due 05/25/2036	3,965	2,608

ChaseFlex Trust
6.500% due 02/25/2037	4,090	2,163

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	8,224
3.778% due 09/10/2058	8,100	8,681

Citigroup Mortgage Loan Trust
0.423% due 09/25/2036 •	1,084	1,065
0.903% due 08/25/2035 ^•	541	514
3.228% due 09/25/2059 þ	2,853	2,859

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	1,745	1,810

Commercial Mortgage Trust
1.400% due 12/15/2038 •	6,400	6,416

Countrywide Alternative Loan Trust
0.352% due 06/25/2037 ^•	636	560
0.462% due 05/25/2047 •	192	184
0.744% due 12/20/2035 •	3,819	3,647
5.500% due 07/25/2035	1,319	1,159
5.500% due 08/25/2035	391	393
5.500% due 12/25/2035	850	768
5.500% due 02/25/2036	1,727	1,654
5.750% due 05/25/2036	396	236
6.000% due 04/25/2037	3,652	3,676
6.250% due 08/25/2036	370	294

Countrywide Home Loan Mortgage Pass-Through Trust
0.642% due 03/25/2035 •	88	86
2.652% due 03/20/2036 ~	685	690
2.749% due 02/20/2036 ~	811	804
2.995% due 11/25/2037 ~	2,870	2,850

Countrywide Home Loan Reperforming REMIC Trust
0.442% due 01/25/2036 •	1,821	1,797

Credit Suisse First Boston Mortgage Securities Corp.
0.752% due 11/25/2031 •	31	21
2.910% due 11/25/2034 ~	28	30

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	2,081	2,087
6.000% due 07/25/2037 ^	583	559

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	819	589
6.421% due 10/25/2037 ~	3,409	2,847

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	2,651	2,653
1.926% due 07/27/2061 ~	4,254	4,212
2.691% due 03/25/2060 ~	4,027	4,044
3.023% due 08/25/2060 ~	4,573	4,603

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.582% due 01/25/2047 •	4,348	4,236

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	167	170
5.665% due 02/25/2036 ~	1,549	1,585

GCAT LLC
2.981% due 09/25/2025 þ	3,268	3,294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
0.344% due 06/18/2039 •	$1,689	$1,666

GSMPS Mortgage Loan Trust
0.452% due 01/25/2036 •	2,371	1,995

GSR Mortgage Loan Trust
2.629% due 11/25/2035 ~	11	11
2.873% due 01/25/2036 ~	1,393	1,427
2.986% due 09/25/2034 ~	198	205
6.000% due 03/25/2036	4,453	2,467
6.500% due 05/25/2036	693	289

HarborView Mortgage Loan Trust
0.294% due 01/19/2038 •	3,753	3,663
0.309% due 12/19/2036 •	2,424	2,285
0.644% due 03/19/2035 •	1,075	1,081

HomeBanc Mortgage Trust
0.762% due 10/25/2035 •	248	249

Impac Secured Assets Trust
0.502% due 11/25/2036 •	1,456	1,402

IndyMac INDX Mortgage Loan Trust
3.084% due 09/25/2036 ~	1,676	1,325

JP Morgan Alternative Loan Trust
2.792% due 12/25/2035 ^~	568	482

JP Morgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	3,989

JP Morgan Mortgage Trust
2.695% due 07/25/2035 ~	16	17
2.837% due 02/25/2036 ^~	897	781
6.000% due 08/25/2037 ^	864	611
6.500% due 01/25/2036 ^	5,265	3,795

JP Morgan Resecuritization Trust
5.565% due 07/27/2037 ~	3	3

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	9,781

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,478	1,466
1.875% due 10/25/2068 þ	5,082	5,057
1.892% due 10/25/2066 þ	1,891	1,891
1.991% due 09/25/2060 ~	1,978	1,983
2.250% due 07/25/2067 þ	2,654	2,649
3.000% due 06/25/2059 þ	3,878	3,888

Lehman XS Trust
0.462% due 12/25/2036 •	3,288	3,472
0.482% due 11/25/2046 •	3,281	3,165
1.082% due 11/25/2035 •	27	27

LUXE Commercial Mortgage Trust
1.160% due 10/15/2038 •	6,600	6,608

MASTR Adjustable Rate Mortgages Trust
0.000% due 04/25/2034 ~	578	542
2.170% (US0012M + 1.750%) due 12/25/2035 ~	4,702	4,884
2.525% due 03/25/2035 ~	34	34

Merrill Lynch Mortgage Investors Trust
0.662% due 07/25/2029 •	336	332
2.234% due 05/25/2029 ~	13	13

MFA Trust
1.014% due 01/26/2065 ~	4,062	4,045
1.324% due 01/26/2065 ~	1,106	1,102
1.381% due 04/25/2065 ~	6,720	6,701
1.632% due 01/26/2065 ~	2,125	2,116
1.638% due 04/25/2065 ~	2,777	2,775

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	4,293	4,367
2.750% due 08/25/2059 ~	1,093	1,111

Morgan Stanley Mortgage Loan Trust
1.976% due 06/25/2036 ~	3,130	3,303

Natixis Commercial Mortgage Securities Trust
1.060% due 08/15/2038 •	900	901

New York Mortgage Trust
1.670% due 08/25/2061 þ	4,039	3,997

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.352% due 06/25/2037 •	6,611	5,911

Nomura Resecuritization Trust
6.500% due 10/26/2037	2,127	1,399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

One New York Plaza Trust
1.060% due 01/15/2036 •	$6,100	$6,096

PRET LLC
2.487% due 10/25/2051 «~	1,470	1,463

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	2,247	2,221

RBSGC Mortgage Loan Trust
0.482% due 12/25/2034 •	1,622	1,448

RCO Mortgage LLC
1.868% due 05/26/2026 þ	1,308	1,303

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	1,606	1,586
6.000% due 12/25/2036 ^	1,243	1,204
6.500% due 07/25/2037 ^	2,767	2,732

Residential Asset Securitization Trust
0.652% due 08/25/2033 •	27	26
5.500% due 08/25/2034	1,607	1,687

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	593	584

Sequoia Mortgage Trust
0.652% due 02/20/2035 •	677	656
0.804% due 07/20/2033 •	31	31

Starwood Mortgage Residential Trust
1.439% due 11/25/2055 ~	1,232	1,229
1.593% due 11/25/2055 ~	1,592	1,587

Thornburg Mortgage Securities Trust
1.803% due 06/25/2037 •	281	281
2.541% due 10/25/2046 •	1,293	1,313

Verus Securitization Trust
1.824% due 11/25/2066 ~	3,900	3,905
3.035% due 03/25/2060 ~	100	102
3.889% due 03/25/2060 ~	300	308

WaMu Mortgage Pass-Through Certificates Trust
1.725% due 10/25/2046 •	1,311	1,286
2.587% due 01/25/2037 ^~	2,974	2,982

Washington Mutual Mortgage Pass-Through Certificates Trust
0.622% due 12/25/2035 •	8,027	7,762
1.052% due 05/25/2046 ^•	470	411
4.186% due 10/25/2036 ^þ	8,114	4,007

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	14,180
3.451% due 02/15/2048	3,500	3,687

Wells Fargo Mortgage-Backed Securities Trust
2.821% due 08/25/2036 ^~	359	354
2.844% due 12/28/2037 ~	2,035	1,993

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	9,485

Total Non-Agency Mortgage-Backed Securities (Cost $309,829)		307,868

ASSET-BACKED SECURITIES 15.4%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	3,297	3,275

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	4,885	4,893

AASET Trust
2.798% due 01/15/2047	3,000	2,986
3.967% due 05/16/2042	1,871	1,690

AASET U.S. Ltd.
3.844% due 01/16/2038	1,857	1,638

ACE Securities Corp. Home Equity Loan Trust
0.602% due 10/25/2036 •	5,139	2,814

ACREC Ltd.
1.254% due 10/16/2036 •	2,000	1,997

Aegis Asset-Backed Securities Trust
0.822% due 08/25/2035 •	262	260

ALESCO Preferred Funding Ltd.
0.546% due 12/23/2036 •	1,052	978
0.966% due 09/23/2038 •	2,363	2,221

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.007% due 06/25/2033 •	3,707	3,753

62	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apex Credit CLO Ltd.
1.204% due 09/20/2029 •	$3,000	$2,993

Argent Securities Trust
0.482% due 03/25/2036 •	3,787	3,669

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.562% due 01/25/2036 •	5,902	5,766

Asset-Backed Funding Certificates Trust
0.242% due 10/25/2036 •	1,615	1,577
0.262% due 01/25/2037 •	2,162	1,498
0.582% due 09/25/2036 •	3,913	3,825

Asset-Backed Securities Corp. Home Equity Loan Trust
0.807% due 11/25/2035 •	3,000	3,002
0.912% due 06/25/2034 •	2,897	2,854
0.927% due 04/25/2034 •	837	828
3.335% due 08/15/2032 •	416	420

Assurant CLO Ltd.
1.172% due 10/20/2031 •	4,400	4,392

Atlas Senior Loan Fund Ltd.
1.272% due 01/16/2030 •	7,200	7,203

Atrium Corp.
0.958% due 04/22/2027 •	1,703	1,704

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	1,325	1,334

Bear Stearns Asset-Backed Securities Trust
0.332% due 11/25/2036 •	3,200	3,076
0.992% due 03/25/2034 •	2,521	2,525
1.067% due 12/25/2034 •	2,208	2,193
1.227% due 03/25/2035 •	800	800

BlueMountain CLO Ltd.
1.622% due 07/18/2027 •	1,700	1,703

Carlyle Global Market Strategies CLO Ltd.
1.105% due 08/14/2030 •	10,300	10,292

Carrington Mortgage Loan Trust
0.262% due 10/25/2036 •	2,892	2,682
0.362% due 02/25/2037 •	5,389	5,300
1.152% due 05/25/2035 •	5,100	5,105

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,183	1,161

Cathedral Lake Ltd.
1.929% due 10/20/2030	9,000	9,008

CIT Mortgage Loan Trust
1.453% due 10/25/2037 •	1,344	1,351
1.603% due 10/25/2037 •	5,000	5,090

Citigroup Mortgage Loan Trust
0.423% due 09/25/2036 •	1,311	1,130
6.664% due 05/25/2036 þ	4,627	2,265

Citigroup Mortgage Loan Trust, Inc.
0.362% due 03/25/2037 •	274	264
0.777% due 10/25/2035 ^•	841	842
1.002% due 01/25/2036 •	1,780	1,762

CLNC Ltd.
1.414% due 08/20/2035 •	5,000	5,002

Countrywide Asset-Backed Certificates
0.242% due 06/25/2035 •	3,582	3,469
0.242% due 05/25/2037 •	3,792	3,713
0.303% due 06/25/2047 ^•	8,621	8,143
0.322% due 09/25/2037 ^•	2,568	2,656
0.332% due 04/25/2047 •	6,800	6,550

Countrywide Asset-Backed Certificates Trust, Inc.
0.902% due 08/25/2047 •	1,227	1,225
1.152% due 09/25/2034 •	1,590	1,579

Diamond Issuer
2.305% due 11/20/2051	1,800	1,790

Dryden Senior Loan Fund
1.144% due 04/15/2029 •	8,598	8,602

ECMC Group Student Loan Trust
1.102% due 01/27/2070 •	5,387	5,461

EMC Mortgage Loan Trust
1.202% due 08/25/2040 •	1,068	1,068

First Franklin Mortgage Loan Asset-Backed Certificates
0.927% due 05/25/2034 •	2,039	2,026

First Franklin Mortgage Loan Trust
0.212% due 12/25/2037 •	3,500	3,449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.422% due 10/25/2036 •	$3,716	$2,996
0.702% due 11/25/2035 •	305	301
1.287% due 12/25/2034 •	1,475	1,485
1.527% due 10/25/2034 •	1,363	1,375

Fremont Home Loan Trust
1.152% due 11/25/2034 •	506	506

Galaxy CLO Ltd.
1.094% due 10/15/2030 •	700	699

GSAA Home Equity Trust
0.542% due 03/25/2047 •	3,234	1,555

GSAMP Trust
0.852% due 01/25/2034 •	1,125	1,122
0.882% due 07/25/2045 •	3,951	3,958
1.977% due 08/25/2034 •	4,885	4,929

Home Equity Asset Trust
0.332% due 08/25/2037 •	1,443	1,429

Home Equity Mortgage Loan Asset-Backed Trust
0.292% due 07/25/2037 •	8,648	4,663
0.342% due 11/25/2036 •	6,129	5,363

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	4,380	4,300

IXIS Real Estate Capital Trust
0.732% due 02/25/2036 •	964	990

JP Morgan Mortgage Acquisition Corp.
0.687% due 05/25/2035 •	3,837	3,834

JP Morgan Mortgage Acquisition Trust
0.482% due 07/25/2036 •	1,100	1,085
0.553% due 07/25/2036 •	1,510	1,472

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,965	3,500

KKR CLO Ltd.
1.074% due 07/15/2030 •	10,000	9,988

LCCM Trust
1.310% due 12/13/2038 •	2,900	2,894
1.550% due 11/15/2038 •	3,000	3,002

LCM LP
1.132% due 07/20/2030 •	10,000	9,974

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	3,473	3,478
3.750% due 04/25/2059 þ	6,196	6,223

Lehman XS Trust
4.546% due 06/25/2036 þ	2,830	3,067
6.260% due 11/25/2035 þ	3,737	2,380

LL ABS Trust
1.070% due 05/15/2029	1,601	1,594

LoanCore Issuer Ltd.
1.410% due 11/15/2038 •	3,300	3,302

Long Beach Mortgage Loan Trust
1.252% due 09/25/2034 •	705	722

Lunar Aircraft Ltd.
3.376% due 02/15/2045	2,344	2,270

Magnetite Ltd.
1.023% due 11/15/2028 •	3,400	3,397

Marathon CLO Ltd.
1.274% due 04/15/2029 •	3,341	3,345

Marble Point CLO Ltd.
1.164% due 10/15/2030 •	4,200	4,200

Merrill Lynch Mortgage Investors Trust
3.838% due 02/25/2037 ^þ	12,653	2,284

METAL LLC
4.581% due 10/15/2042	3,084	2,786

MF1 Ltd.
1.864% due 11/15/2035 •	7,400	7,438

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	14	14

MKS CLO Ltd.
1.132% due 07/20/2030 •	3,800	3,801

Morgan Stanley ABS Capital, Inc. Trust
0.172% due 10/25/2036 •	79	46
0.232% due 01/25/2037 •	1,938	1,174
0.242% due 05/25/2037 •	137	126
0.252% due 10/25/2036 •	315	204
0.322% due 11/25/2036 •	3,212	1,978

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.352% due 08/25/2036 •	$14,791	$9,322
0.602% due 07/25/2036 •	1,609	849
0.882% due 01/25/2035 •	160	159
1.017% due 07/25/2034 •	997	996
1.352% due 07/25/2037 •	6,420	6,418

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	2,943	1,469

Mountain View CLO LLC
1.212% due 10/16/2029 •	3,900	3,901

Navient Private Education Loan Trust
1.330% due 04/15/2069	4,679	4,615
1.560% due 07/16/2040 •	1,619	1,627

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	2,012	2,005

New Century Home Equity Loan Trust
0.987% due 08/25/2034 •	1,491	1,475

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.867% due 05/25/2035 •	1,300	1,295

Octane Receivables Trust
1.210% due 09/20/2028	8,240	8,200

Option One Mortgage Loan Trust
0.282% due 04/25/2037 •	2,424	1,508

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	2,873	2,861

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •	5,500	5,502
0.960% due 02/20/2028 •	4,134	4,132
1.010% due 08/20/2027 •	3,072	3,073

PRET LLC
1.744% due 07/25/2051 þ	2,116	2,099
1.868% due 07/25/2051 þ	4,352	4,324

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,238	2,013

Renaissance Home Equity Loan Trust
0.482% due 11/25/2035 •	926	882
5.586% due 11/25/2036 þ	664	331
5.608% due 05/25/2036 þ	14,122	9,213
5.812% due 11/25/2036 þ	12,230	6,335
5.893% due 06/25/2037 ^þ	2,722	1,119
6.120% due 11/25/2036 þ	1,169	636

Residential Asset Mortgage Products Trust
0.612% due 03/25/2036 •	1,780	1,761
2.127% due 03/25/2032 •	1,023	1,022

Residential Asset Securities Corp. Trust
0.322% due 02/25/2037 •	5,500	5,348
0.352% due 04/25/2037 •	840	841
0.402% due 07/25/2036 •	202	202

S-Jets Ltd.
3.967% due 08/15/2042	4,604	4,491

Santander Retail Auto Lease Trust
2.510% due 01/26/2032	3,500	3,621

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	3,000	2,704

Saranac CLO Ltd.
1.254% due 08/13/2031 •	8,500	8,501

Saxon Asset Securities Trust
0.872% due 05/25/2035 •	595	587
0.887% due 03/25/2035 ^•	474	464
1.827% due 12/26/2034 •	1,773	1,713
1.852% due 12/25/2037 •	741	747

Securitized Asset-Backed Receivables LLC Trust
0.682% due 12/25/2035 •	2,490	2,471
0.882% due 02/25/2034 •	3,394	3,381

Shackleton CLO Ltd.
1.052% due 10/20/2027 •	938	938

Signal Peak CLO Ltd.
1.234% due 04/25/2031 •	3,750	3,755

SLM Private Credit Student Loan Trust
0.473% due 12/15/2039 •	3,076	3,016
0.513% due 12/15/2038 •	541	533

SLM Student Loan Trust
0.874% due 04/25/2023 •	2,768	2,728
1.024% due 07/25/2023 •	4,206	4,196

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	63

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.624% due 04/25/2023 •	$2,831	$2,850
1.824% due 07/25/2023 •	1,886	1,894

SMB Private Education Loan Trust
0.952% due 09/15/2054 •	4,165	4,179

Sound Point CLO Ltd.
1.024% due 01/23/2029 •	10,000	10,000
1.104% due 07/25/2030 •	12,100	12,107
1.182% due 10/20/2028 •	18,319	18,325
1.342% due 07/20/2032 •	13,000	12,997

Soundview Home Loan Trust
0.353% due 07/25/2037 •	4,613	4,203

Specialty Underwriting & Residential Finance Trust
0.252% due 09/25/2037 •	7,504	6,167
1.707% due 02/25/2035 •	10	10

Sprite Ltd.
4.250% due 12/15/2037	4,091	4,051

Starwood Commercial Mortgage Trust
1.309% due 04/18/2038 •	10,100	10,100

Steele Creek CLO Ltd.
1.060% due 05/21/2029 •	3,682	3,684

Stonepeak ABS
2.301% due 02/28/2033	1,039	1,030

Structured Asset Investment Loan Trust
0.275% due 07/25/2036 •	5,470	3,958
0.732% due 11/25/2035 •	3,371	3,346
0.807% due 03/25/2034 •	2,914	2,866
1.602% due 11/25/2034 •	5,840	5,888

Structured Asset Securities Corp. Mortgage Loan Trust
0.972% due 07/25/2035 •	3,693	3,692
1.137% due 07/25/2035 •	2,915	2,923

Theorem Funding Trust
1.210% due 12/15/2027	3,334	3,329

THL Credit Wind River Clo Ltd.
1.204% due 04/15/2031 •	9,000	8,984

TICP CLO Ltd.
0.972% due 04/20/2028 •	5,016	5,015

TPG Real Estate Finance Ltd.
1.309% due 03/15/2038 •	8,300	8,305

Venture CLO Ltd.
1.004% due 04/15/2027 •	7,038	7,037
1.032% due 10/20/2028 •	5,486	5,487
1.122% due 07/20/2030 •	5,000	4,994
1.146% due 09/07/2030 •	10,650	10,644
1.152% due 04/20/2029 •	11,863	11,869
1.182% due 07/20/2030 •	3,800	3,801
1.184% due 07/15/2031 •	4,000	4,001
1.206% due 08/28/2029 •	13,000	12,994

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	8,058

Vibrant CLO Ltd.
1.172% due 09/15/2030 •	9,000	9,013

Voya CLO Ltd.
1.124% due 10/15/2030 •	3,000	3,000

WaMu Asset-Backed Certificates WaMu Trust
0.327% due 05/25/2037 •	2,522	2,442

WAVE LLC
3.597% due 09/15/2044	4,426	4,338

Wellfleet CLO Ltd.
1.022% due 04/20/2029 •	1,915	1,915
1.022% due 07/20/2029 •	976	974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
0.852% due 12/25/2035 •	$3,100	$3,079
2.652% due 04/25/2035 •	131	132

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.702% due 04/25/2034 •	90	89

Total Asset-Backed Securities (Cost $671,509)		677,250

SOVEREIGN ISSUES 0.4%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	4,603

Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,162
4.817% due 03/14/2049	250	328

Saudi Government International Bond
4.000% due 04/17/2025	9,500	10,251

Total Sovereign Issues (Cost $17,980)		19,344

	SHARES
PREFERRED SECURITIES 3.9%

BANKING & FINANCE 2.9%

American AgCredit Corp.
5.250% due 06/15/2026 •(f)	4,000,000	4,080

American Express Co.
3.550% due 09/15/2026 •(f)	5,000,000	5,017

Bank of America Corp.
5.875% due 03/15/2028 •(f)	5,300,000	5,903

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(f)	2,400,000	2,566

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)	3,300,000	3,366

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)	4,000,000	4,030

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	11,000,000	11,124
5.000% due 12/01/2027 •(f)	5,500,000	5,712
5.375% due 06/01/2025 •(f)	2,000,000	2,185

Citigroup, Inc.
4.000% due 12/10/2025 •(f)	5,100,000	5,151
5.000% due 09/12/2024 •(f)	1,500,000	1,549

CoBank ACB
4.250% due 01/01/2027 •(f)	1,700,000	1,743

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)	4,250,000	4,558

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(f)	11,600,000	11,513
3.800% due 05/10/2026 •(f)	1,400,000	1,397

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(f)	4,100,000	4,215
6.100% due 10/01/2024 •(f)	7,700,000	8,128

Northern Trust Corp.
4.600% due 10/01/2026 •(f)	8,700,000	9,372

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(f)	5,000,000	4,934

State Street Corp.
3.800% (US0003M + 3.597%) due 03/15/2022 ~(f)	167,000	167

	SHARES	MARKET VALUE (000S)
5.625% due 12/15/2023 •(f)(j)	5,000,000	$5,153

SVB Financial Group
4.100% due 02/15/2031 •(f)	2,800,000	2,783

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	5,000,000	5,600

U.S. Bancorp
5.300% due 04/15/2027 •(f)	700,000	758

Wells Fargo & Co.
5.875% due 06/15/2025 •(f)	700,000	767
5.900% due 06/15/2024 •(f)	15,000,000	15,836

		127,607

INDUSTRIALS 0.3%

Energy Transfer LP
6.750% due 05/15/2025 •(f)	3,000,000	3,011

General Electric Co.
3.533% (US0003M + 3.330%) due 03/15/2022 ~(f)	9,800,000	9,751

		12,762

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	1,196,060	31,179

Total Preferred Securities (Cost $168,764)		171,548

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (i) 0.2%
		9,832

U.S. TREASURY BILLS 0.6%
0.017% due 01/13/2022 - 04/14/2022 (c)(d)(l)	$24,067	24,065

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.071% due 03/29/2022 (d)(e)(l)	1,300	1,300

Total Short-Term Instruments (Cost $35,198)		35,197

Total Investments in Securities (Cost $4,809,122)		4,920,060

Total Investments 112.1% (Cost $4,809,122)		$4,920,060

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $3,803)		(474)

Other Assets and Liabilities, net (12.1)%		(532,052)

Net Assets 100.0%		$4,387,534

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$32,351	$31,179	0.71%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	2,000	1,998	0.05
Deutsche Bank AG	3.035	05/28/2032	06/11/2021 - 08/31/2021	13,046	12,808	0.29
Deutsche Bank AG	3.729	01/14/2032	01/11/2021 - 01/25/2021	2,201	2,252	0.05
Morgan Stanley	7.500	04/02/2032	02/11/2020	7,761	7,343	0.17

				$57,359	$55,580	1.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$9,832	U.S. Treasury Notes 2.875% due 08/15/2028	$(10,029)	$9,832	$9,832

Total Repurchase Agreements						$(10,029)	$9,832	$9,832

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	(0.100)%	11/08/2021	01/10/2022	$(2,001)	$(2,000)
	(0.070)	11/08/2021	01/10/2022	(4,917)	(4,917)

Total Reverse Repurchase Agreements					$(6,917)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.1)%
Uniform Mortgage-Backed Security, TBA	3.000%	03/01/2052	$19,400	$(20,025)	$(20,054)
Uniform Mortgage-Backed Security, TBA	3.500	03/01/2052	109,400	(114,750)	(114,852)

Total Short Sales (3.1)%				$(134,775)	$(134,906)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$9,832	$0	$0	$9,832	$(10,029)	$(197)
JPS	0	(6,917)	0	(6,917)	7,382	465

Total Borrowings and Other Financing Transactions	$9,832	$(6,917)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	65

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,000)	$0	$0	$(2,000)
Preferred Securities	0	(4,917)	0	0	(4,917)

Total Borrowings	$0	$(6,917)	$0	$0	$(6,917)

Payable for reverse repurchase agreements					$(6,917)

(j)	Securities with an aggregate market value of $7,382 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(17,993) at a weighted average interest rate of (0.042%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond March Futures	03/2022	223	$(43,959)	$101	$0	$(122)
United Kingdom Long Gilt March Futures	03/2022	673	(113,776)	392	0	(364)

Total Futures Contracts				$493	$0	$(486)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	0.796%	$	3,400	$695	$(66)	$629	$2	$0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.577		1,400	30	(1)	29	0	0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.277		23,600	174	2	176	2	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.593		13,800	55	33	88	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2023	0.655		1,800	12	1	13	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.974		1,500	(11)	13	2	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.035		4,700	(22)	16	(6)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.405	EUR	200	(1)	(4)	(5)	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.504		8,200	(50)	(241)	(291)	0	(9)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.588		800	(10)	(26)	(36)	0	(1)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.292	$	8,600	62	1	63	1	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.013		2,000	(16)	16	0	0	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.816		1,100	(14)	22	8	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.659		1,800	67	(27)	40	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.675		700	8	3	11	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.975		5,600	1,108	(21)	1,087	8	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.986		3,600	(86)	90	4	0	(3)
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.257		8,600	64	2	66	1	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.319		1,700	12	0	12	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.367	EUR	6,000	(982)	899	(83)	6	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.481		1,400	(142)	113	(29)	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.612		2,100	(215)	152	(63)	2	0
Stellantis NV	1.000	Quarterly	12/20/2026	1.070		800	185	(7)	178	1	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2028	0.947		300	0	1	1	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.889		900	1	7	8	0	0
Valeo SA	1.000	Quarterly	06/20/2026	1.221		1,800	(25)	6	(19)	0	(1)
Valeo SA	1.000	Quarterly	06/20/2028	1.681		2,500	(105)	(14)	(119)	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.539	$	900	20	(2)	18	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.582		5,600	132	(17)	115	0	0
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	0.780		2,600	19	10	29	0	0

							$965	$961	$1,926	$26	$(19)

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$5,900	$140	$6	$146	$2	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	126,500	2,992	147	3,139	55	0
iTraxx Asia Ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	6,300	16	50	66	1	0

					$3,008	$197	$3,205	$56	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.700%	Maturity	01/03/2022	BRL	779,000	$(211)	$(1,147)	$(1,358)	$0	$(1)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		43,900	0	(64)	(64)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		45,200	0	(62)	(62)	0	0
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	228,000	92	(2,040)	(1,948)	61	0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		44,800	2	(487)	(485)	10	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		46,700	0	(453)	(453)	32	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		28,000	0	(271)	(271)	19	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		14,000	0	(130)	(130)	10	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		42,400	29	(490)	(461)	29	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		3,500	147	(142)	5	5	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$	61,000	0	(3,149)	(3,149)	34	0
Pay	CPURNSA	2.596	Maturity	07/09/2026		7,300	0	(336)	(336)	7	0
Pay	CPURNSA	2.573	Maturity	07/13/2026		7,300	0	(340)	(340)	7	0
Pay	UKRPI	3.686	Maturity	06/15/2031	GBP	22,200	0	(2,699)	(2,699)	197	0
Pay	UKRPI	3.708	Maturity	07/15/2031		11,100	0	(1,309)	(1,309)	115	0
Pay	UKRPI	3.858	Maturity	09/15/2031		11,500	0	(876)	(876)	110	0

							$59	$(13,995)	$(13,936)	$636	$(1)

Total Swap Agreements							$4,172	$(12,831)	$(8,659)	$720	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$720	$720	$0	$(486)	$(20)	$(506)

(l)

Securities with an aggregate market value of $30,608 and cash of $20,452 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	67

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2022	GBP	6,603		$8,743	$0	$(194)

CBK	01/2022	EUR	1,613		1,829	0	(7)

SCX	01/2022		$1,279	CAD	1,639	16	0
	02/2022	GBP	6,603		$8,943	6	0

TOR	01/2022	CAD	6,342		4,946	0	(68)
	01/2022		$4,981	CAD	6,292	0	(7)
	02/2022	CAD	6,292		$4,981	7	0

Total Forward Foreign Currency Contracts						$29	$(276)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	19,000	$(23)	$(12)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	7,800	(8)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	18,700	(24)	(11)
DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	96.000	03/16/2022	4,500	(18)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	8,000	(9)	(2)
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	8,000	(9)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	7,800	(9)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	9,700	(10)	(7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,200	(15)	(6)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	7,800	(10)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,200	(14)	(6)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	9,200	(12)	(5)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	7,800	(10)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	7,900	(15)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	9,200	(12)	(5)

Total Written Options						$(198)	$(73)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021(3)		Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	2.026%	$	500	$(13)	$(11)	$0	$(24)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.026		5,600	(149)	(117)	0	(266)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.551		500	43	(31)	12	0

JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.026		600	(16)	(12)	0	(28)

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.026		1,300	(36)	(26)	0	(62)

Total Swap Agreements								$(171)	$(197)	$12	$(380)

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$(12)	$0	$(12)	$(12)	$0	$(12)
BPS	0	0	0	0	(194)	0	0	(194)	(194)	0	(194)
BRC	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
CBK	0	0	0	0	(7)	0	(24)	(31)	(31)	0	(31)
DUB	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
GST	0	0	12	12	0	(17)	(266)	(283)	(271)	300	29
JPM	0	0	0	0	0	(13)	(28)	(41)	(41)	0	(41)
MYC	0	0	0	0	0	(12)	(62)	(74)	(74)	0	(74)
SCX	22	0	0	22	0	0	0	0	22	0	22
TOR	7	0	0	7	(75)	0	0	(75)	(68)	0	(68)

Total Over the Counter	$29	$0	$12	$41	$(276)	$(73)	$(380)	$(729)

(n)

Securities with an aggregate market value of $300 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	69

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$84	$0	$0	$636	$720

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29	$0	$29
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$29	$0	$41

	$0	$96	$0	$29	$636	$761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$486	$486
Swap Agreements	0	19	0	0	1	20

	$0	$19	$0	$0	$487	$506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$276	$0	$276
Written Options	0	73	0	0	0	73
Swap Agreements	0	380	0	0	0	380

	$0	$453	$0	$276	$0	$729

	$0	$472	$0	$276	$487	$1,235

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,967	$1,967
Swap Agreements	0	1,031	0	0	1,029	2,060

	$0	$1,031	$0	$0	$2,996	$4,027

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$388	$0	$388
Swap Agreements	0	32	0	0	0	32

	$0	$32	$0	$388	$0	$420

	$0	$1,063	$0	$388	$2,996	$4,447

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,421	$1,421
Swap Agreements	0	49	0	0	(12,969)	(12,920)

	$0	$49	$0	$0	$(11,548)	$(11,499)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(212)	$0	$(212)
Written Options	0	125	0	0	0	125
Swap Agreements	0	(177)	0	0	0	(177)

	$0	$(52)	$0	$(212)	$0	$(264)

	$0	$(3)	$0	$(212)	$(11,548)	$(11,763)

70	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$21,600	$6,662	$28,262
Corporate Bonds & Notes
Banking & Finance	0	878,928	0	878,928
Industrials	0	482,064	0	482,064
Utilities	0	86,496	0	86,496
Municipal Bonds & Notes
California	0	34,111	0	34,111
Florida	0	8,116	0	8,116
Georgia	0	1,677	0	1,677
Illinois	0	8,565	0	8,565
New Jersey	0	10,423	0	10,423
New York	0	9,943	0	9,943
Texas	0	6,032	0	6,032
Virginia	0	6,995	0	6,995
West Virginia	0	7,255	0	7,255
U.S. Government Agencies	0	953,150	0	953,150
U.S. Treasury Obligations	0	1,186,836	0	1,186,836
Non-Agency Mortgage-Backed Securities	0	306,405	1,463	307,868
Asset-Backed Securities	0	677,250	0	677,250
Sovereign Issues	0	19,344	0	19,344
Preferred Securities
Banking & Finance	0	127,607	0	127,607
Industrials	0	12,762	0	12,762
Utilities	0	0	31,179	31,179

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$9,832	$0	$9,832
U.S. Treasury Bills	0	24,065	0	24,065
U.S. Treasury Cash Management Bills	0	1,300	0	1,300

Total Investments	$0	$4,880,756	$39,304	$4,920,060

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(134,906)	$0	$(134,906)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	720	0	720
Over the counter	0	41	0	41

	$0	$761	$0	$761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(364)	(142)	0	(506)
Over the counter	0	(729)	0	(729)

	$(364)	$(871)	$0	$(1,235)

Total Financial Derivative Instruments	$(364)	$(110)	$0	$(474)

Totals	$(364)	$4,745,740	$39,304	$4,784,680

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	71

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 161.7%

CORPORATE BONDS & NOTES 46.3%

BANKING & FINANCE 24.6%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	$5,000	$4,993
3.500% due 05/26/2022	628	634
4.500% due 09/15/2023	4,500	4,722

Air Lease Corp.
2.750% due 01/15/2023	1,300	1,320

Aircastle Ltd.
4.400% due 09/25/2023	3,874	4,061
5.000% due 04/01/2023	200	209

Ally Financial, Inc.
1.450% due 10/02/2023	3,300	3,316
4.125% due 02/13/2022	200	201
4.625% due 05/19/2022	300	304

American Tower Corp.
1.300% due 09/15/2025	1,100	1,084

Aozora Bank Ltd.
2.550% due 09/09/2022	2,760	2,785

Avolon Holdings Funding Ltd.
3.625% due 05/01/2022	2,893	2,912
5.125% due 10/01/2023	400	422
5.500% due 01/15/2023	1,100	1,141

Barclays PLC
1.535% (US0003M + 1.380%) due 05/16/2024 ~	6,600	6,684
2.852% due 05/07/2026 •	800	826
4.338% due 05/16/2024 •	3,800	3,957

BOC Aviation Ltd.
1.345% (US0003M + 1.125%) due 09/26/2023 ~	2,700	2,709
2.750% due 09/18/2022	2,800	2,823
2.750% due 12/02/2023	2,400	2,457
3.000% due 05/23/2022	1,000	1,005

BPCE S.A.
1.652% due 10/06/2026 •	2,000	1,974

Cantor Fitzgerald LP
6.500% due 06/17/2022	9,018	9,243

CIT Group, Inc.
5.000% due 08/15/2022	8,826	9,034

Citigroup, Inc.
1.074% (US0003M + 0.950%) due 07/24/2023 ~	1,500	1,504

CK Hutchison International Ltd.
3.250% due 04/11/2024	3,100	3,229

Credit Agricole S.A.
1.247% due 01/26/2027 •	300	292

Credit Suisse Group AG
1.441% (US0003M + 1.240%) due 06/12/2024 ~	4,428	4,477
2.193% due 06/05/2026 •	1,500	1,510

Danske Bank A/S
1.171% due 12/08/2023 •	2,800	2,800
1.261% (US0003M + 1.060%) due 09/12/2023 ~	7,959	8,029
5.000% due 01/12/2023 •	1,000	1,001
5.375% due 01/12/2024	2,000	2,154

Deutsche Bank AG
0.898% due 05/28/2024 (b)	900	893
1.345% (US0003M + 1.190%) due 11/16/2022 ~	200	201

First Abu Dhabi Bank PJSC
0.994% (US0003M + 0.850%) due 08/08/2023 ~	4,000	4,019
1.072% (US0003M + 0.950%) due 04/16/2022 ~	1,800	1,804

Five Corners Funding Trust
4.419% due 11/15/2023	400	424

Ford Motor Credit Co. LLC
2.979% due 08/03/2022	700	704
3.087% due 01/09/2023	600	611
3.219% due 01/09/2022	300	300
3.264% (US0003M + 3.140%) due 01/07/2022 ~	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.350% due 11/01/2022	$400	$406
3.370% due 11/17/2023	200	207
4.250% due 09/20/2022	1,625	1,656
5.596% due 01/07/2022	6,600	6,613

FS KKR Capital Corp.
1.650% due 10/12/2024	5,000	4,908

GA Global Funding Trust
1.625% due 01/15/2026	900	893

General Motors Financial Co., Inc.
1.528% (US0003M + 1.310%) due 06/30/2022 ~	3,100	3,113
1.677% (US0003M + 1.550%) due 01/14/2022 ~	365	365
3.550% due 07/08/2022	1,500	1,522

Goldman Sachs Group, Inc.
0.523% due 03/08/2023	1,000	997
1.217% due 12/06/2023	10,000	10,028

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	800	805
4.050% due 02/04/2022	500	501

HSBC Holdings PLC
1.431% (US0003M + 1.230%) due 03/11/2025 ~	10,107	10,268
1.581% (US0003M + 1.380%) due 09/12/2026 ~	2,450	2,519

ING Groep NV
1.060% (SOFRRATE + 1.010%) due 04/01/2027 ~	5,594	5,647

KKR Financial Holdings LLC
5.400% due 05/23/2033	5,500	5,738

LeasePlan Corp. NV
2.875% due 10/24/2024	8,885	9,167

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	2,800	2,811

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022	700	701

Mitsubishi UFJ Financial Group, Inc.
0.962% due 10/11/2025 •	2,500	2,467

Mizuho Financial Group, Inc.
1.111% (US0003M + 0.990%) due 07/10/2024 ~	1,500	1,514

Morgan Stanley
1.593% due 05/04/2027 •	500	495

Nationwide Building Society
3.622% due 04/26/2023 •	1,600	1,613

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~	6,300	6,327
4.519% due 06/25/2024 •	2,600	2,721

Nissan Motor Acceptance Co. LLC
0.772% (US0003M + 0.650%) due 07/13/2022 ~	3,795	3,798
0.910% due 09/28/2022 •	3,900	3,904
1.012% (US0003M + 0.890%) due 01/13/2022 ~	500	500
1.050% due 03/08/2024	1,000	989
2.600% due 09/28/2022	1,500	1,516

Nomura Holdings, Inc.
1.851% due 07/16/2025	3,200	3,201
2.648% due 01/16/2025	8,893	9,152

Nordea Bank Abp
1.115% (US0003M + 0.940%) due 08/30/2023 ~	2,000	2,022

NTT Finance Corp.
1.162% due 04/03/2026	8,800	8,641

ORIX Corp.
2.900% due 07/18/2022	500	506
3.200% due 01/19/2022	2,000	2,002
4.050% due 01/16/2024	2,000	2,112

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	3,580	3,696
5.250% due 08/15/2022	2,800	2,862

Piper Sandler Cos.
5.200% due 10/15/2023	600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
1.132% (US0003M + 1.000%) due 05/02/2022 ~	$5,800	$5,811
1.375% due 01/26/2026	4,000	3,909
3.500% due 03/28/2024	1,000	1,049

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •	7,000	6,939

SBA Tower Trust
2.836% due 01/15/2050	5,000	5,134

Scentre Group Trust
3.500% due 02/12/2025	3,859	4,066

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	800	808
3.550% due 04/15/2024	1,500	1,567
4.125% due 07/15/2023	2,734	2,850

Societe Generale S.A.
1.488% due 12/14/2026 •	5,200	5,067

Standard Chartered PLC
1.319% due 10/14/2023 •	3,800	3,804
1.822% due 11/23/2025 •	3,000	2,998

State Bank of India
4.000% due 01/24/2022	2,600	2,604

Stellantis Finance US, Inc.
1.711% due 01/29/2027	3,000	2,950

Synchrony Financial
2.850% due 07/25/2022	4,700	4,748

Wells Fargo & Co.
1.359% (US0003M + 1.230%) due 10/31/2023 ~	3,500	3,529

Weyerhaeuser Co.
7.125% due 07/15/2023	1,600	1,744

		292,848

INDUSTRIALS 17.7%

7-Eleven, Inc.
0.950% due 02/10/2026	3,800	3,683

AbbVie, Inc.
2.300% due 11/21/2022	2,000	2,028

American Airlines Pass-Through Trust
4.000% due 01/15/2027	475	459

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	902

Barry Callebaut Services NV
5.500% due 06/15/2023	1,000	1,062

BAT Capital Corp.
3.222% due 08/15/2024	10,200	10,607
3.557% due 08/15/2027	1,017	1,067

Berry Global, Inc.
1.570% due 01/15/2026	4,000	3,919
4.875% due 07/15/2026	2,000	2,071

BOC Aviation USA Corp.
1.625% due 04/29/2024	1,700	1,698

Boeing Co.
1.433% due 02/04/2024	2,300	2,298
4.508% due 05/01/2023	17,000	17,761

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	3,039	3,073

Boston Scientific Corp.
3.450% due 03/01/2024	500	523

Broadcom, Inc.
3.150% due 11/15/2025	1,200	1,258
3.459% due 09/15/2026	4,238	4,517
4.250% due 04/15/2026	600	655

Carrier Global Corp.
2.242% due 02/15/2025	2,000	2,049

CenterPoint Energy Resources Corp.
0.673% (US0003M + 0.500%) due 03/02/2023 ~	800	798
0.700% due 03/02/2023	1,100	1,095

Central Nippon Expressway Co. Ltd.
0.985% due 03/03/2022 •	500	501
2.849% due 03/03/2022	1,000	1,004

72	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
1.782% (US0003M + 1.650%) due 02/01/2024 ~	$6,600	$6,746
4.500% due 02/01/2024	500	532
4.908% due 07/23/2025	1,000	1,102

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	400	443

Cigna Corp.
3.750% due 07/15/2023	361	376

CIMIC Finance USA Pty. Ltd.
5.950% due 11/13/2022	400	410

Citrix Systems, Inc.
1.250% due 03/01/2026	1,600	1,560

CommonSpirit Health
1.547% due 10/01/2025	3,700	3,668

Conagra Brands, Inc.
4.300% due 05/01/2024	500	532

Continental Airlines Pass-Through Trust
5.983% due 10/19/2023	300	304

DAE Funding LLC
1.550% due 08/01/2024	2,700	2,683

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	4,000	4,003

Dell International LLC
4.900% due 10/01/2026	1,700	1,916
5.450% due 06/15/2023	134	141

Delta Air Lines, Inc.
3.625% due 03/15/2022	4,300	4,300
7.375% due 01/15/2026	3,000	3,535

Energy Transfer LP
4.250% due 03/15/2023	500	514
5.000% due 10/01/2022	7,000	7,140

Eni SpA
4.000% due 09/12/2023	580	607

Gilead Sciences, Inc.
1.200% due 10/01/2027	2,900	2,805

Global Payments, Inc.
1.200% due 03/01/2026	2,600	2,526
1.500% due 11/15/2024	4,000	4,003

Hyatt Hotels Corp.
1.800% due 10/01/2024	1,100	1,101

Hyundai Capital America
1.150% due 11/10/2022	1,700	1,705
2.850% due 11/01/2022	2,172	2,210
5.750% due 04/06/2023	400	422

Imperial Brands Finance PLC
3.125% due 07/26/2024	4,100	4,239
3.500% due 02/11/2023	2,145	2,185
3.500% due 07/26/2026	1,300	1,368
3.750% due 07/21/2022	3,475	3,514

Kansas City Southern
3.000% due 05/15/2023	1,100	1,126
3.125% due 06/01/2026	700	734

Leidos, Inc.
2.950% due 05/15/2023	200	205

Lennar Corp.
4.500% due 04/30/2024	1,950	2,074
4.750% due 11/15/2022	2,500	2,559
5.875% due 11/15/2024	1,200	1,324

MGM Resorts International
7.750% due 03/15/2022	10,700	10,847

Micron Technology, Inc.
4.185% due 02/15/2027	2,300	2,522

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	1,400	1,437

Otis Worldwide Corp.
2.056% due 04/05/2025	2,500	2,543

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	1,000	1,050

PeaceHealth Obligated Group
1.375% due 11/15/2025	700	696

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	1,000	1,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petronas Energy Canada Ltd.
2.112% due 03/23/2028	$4,000	$4,005

Reynolds American, Inc.
4.450% due 06/12/2025	1,000	1,081

Ryder System, Inc.
2.875% due 06/01/2022	900	907

SABIC Capital BV
4.000% due 10/10/2023	2,900	3,045

Saudi Arabian Oil Co.
1.250% due 11/24/2023	3,300	3,304
2.875% due 04/16/2024	5,000	5,167

SK Hynix, Inc.
1.000% due 01/19/2024	3,666	3,627

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	2,800	2,822

Synnex Corp.
1.250% due 08/09/2024	4,000	3,957

T-Mobile USA, Inc.
1.500% due 02/15/2026	1,000	989

Thermo Fisher Scientific, Inc.
1.215% due 10/18/2024	11,000	10,994

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,500	2,646

Woodside Finance Ltd.
3.650% due 03/05/2025	5,100	5,363
3.700% due 09/15/2026	4,650	4,954

		210,645

UTILITIES 4.0%

AES Corp.
1.375% due 01/15/2026	4,300	4,179

AT&T, Inc.
1.046% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,107

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	800	818
3.488% due 02/28/2024	200	209

Edison International
3.125% due 11/15/2022	3,453	3,507

FirstEnergy Corp.
3.350% due 07/15/2022	3,470	3,485

Iberdrola International BV
5.810% due 03/15/2025	400	456

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	8,100	8,800

Pacific Gas & Electric Co.
1.691% (US0003M + 1.480%) due 06/16/2022 ~	1,700	1,701
1.700% due 11/15/2023	2,100	2,106
1.750% due 06/16/2022	7,700	7,700
2.100% due 08/01/2027	800	773
2.950% due 03/01/2026	100	102
3.250% due 06/15/2023	1,500	1,528
3.400% due 08/15/2024	200	207
3.750% due 02/15/2024	200	207
3.850% due 11/15/2023	100	103
4.250% due 08/01/2023	300	311

SES S.A.
3.600% due 04/04/2023	1,000	1,029

Southern California Gas Co.
2.550% due 02/01/2030	1,800	1,848

Sprint Communications, Inc.
6.000% due 11/15/2022	400	417

Sprint Corp.
7.875% due 09/15/2023	900	992

Systems Energy Resources, Inc.
2.140% due 12/09/2025	4,800	4,818

Verizon Communications, Inc.
1.256% (US0003M + 1.100%) due 05/15/2025 ~	1,000	1,020

		47,423

Total Corporate Bonds & Notes (Cost $550,372)		550,916

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	$450	$479

Total Municipal Bonds & Notes (Cost $450)		479

U.S. GOVERNMENT AGENCIES 11.2%

Fannie Mae
0.875% due 12/18/2026	10,600	10,337
4.000% due 06/01/2042 - 03/01/2047	638	689
5.000% due 04/01/2033 - 09/01/2047	2,378	2,551
5.150% due 05/01/2035	42	43
5.350% due 02/01/2035 - 01/01/2038	411	428
5.450% due 04/01/2036	96	101
5.500% due 12/01/2028 - 07/01/2050	1,620	1,767
6.000% due 09/01/2028 - 04/01/2048	1,372	1,493
6.500% due 03/01/2026 - 09/01/2048	400	446

Federal Home Loan Bank
0.625% due 11/27/2024	10,000	9,888
0.900% due 02/26/2027	8,200	7,985
0.920% due 02/26/2027	17,000	16,570
1.020% due 02/24/2027	15,000	14,694
1.050% due 08/13/2026	11,000	10,865
1.100% due 08/20/2026	11,000	10,886
1.110% due 07/27/2026	2,333	2,312

Freddie Mac
0.800% due 10/28/2026	6,500	6,325
1.000% due 02/25/2042 - 09/15/2044	25,570	25,349
2.000% due 02/01/2028 - 04/01/2028	6	6
2.214% due 07/15/2035 •	1,895	1,905
2.500% due 10/25/2048	202	206
5.000% due 01/01/2024 - 02/01/2038	547	589
5.400% due 09/01/2037 - 11/01/2038	522	573
5.500% due 08/01/2033 - 06/01/2047	1,536	1,666
5.550% due 06/01/2037 - 07/01/2037	114	125
6.000% due 09/01/2031 - 06/01/2037	330	343
6.500% due 11/01/2036 - 10/17/2038	512	574
7.000% due 05/01/2029	15	15

Ginnie Mae
1.108% due 08/16/2039 •	5	5
2.500% due 10/20/2049	178	184
3.000% due 11/20/2046	110	117
3.500% due 05/20/2042	82	85
3.700% due 04/15/2042	131	139
3.740% due 03/20/2042 - 07/20/2042	79	82
3.750% due 04/15/2042 - 03/20/2044	196	210
4.000% due 04/20/2040 - 06/20/2043	654	682
4.500% due 08/20/2038 - 11/20/2048	566	601
5.000% due 02/20/2039	1	1
5.350% due 12/15/2036 - 01/15/2038	405	456
5.400% due 06/20/2039	88	96
5.500% due 03/20/2034 - 08/20/2041	518	557
6.000% due 09/20/2038	41	45
6.500% due 09/20/2025 - 07/20/2039	38	42
7.000% due 09/15/2024 - 06/20/2039	652	706

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	73

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
4.250% due 11/01/2035 - 01/01/2036	$200	$213
4.750% due 09/01/2034 - 04/01/2036	497	539
5.340% due 09/01/2029	59	64
6.000% due 06/01/2031	2	2

Total U.S. Government Agencies (Cost $135,256)		133,557

U.S. TREASURY OBLIGATIONS 78.7%

U.S. Treasury Notes
0.125% due 12/31/2022 (d)	95,300	95,011
0.125% due 03/31/2023	95,200	94,772
0.125% due 04/30/2023 (f)(h)	11,300	11,241
0.125% due 05/31/2023 (d)	383,500	381,178
0.375% due 10/31/2023	6,400	6,363
0.750% due 11/15/2024 (d)	84,900	84,436
1.000% due 12/15/2024 (d)	264,100	264,420

Total U.S. Treasury Obligations (Cost $940,989)		937,421

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.7%

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	1,218	1,217

AREIT Trust
1.184% due 09/14/2036 •	209	209
2.784% due 04/15/2037 •	297	298

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 02/25/2033 ~	1	1

Bear Stearns ALT-A Trust
0.422% due 02/25/2034 •	1,001	978
2.603% due 05/25/2035 ~	36	36

Beneria Cowen & Pritzer Collateral Funding Corp.
0.909% due 06/15/2038 •	5,600	5,548

BFLD Trust
1.260% due 10/15/2035 •	2,000	2,004

Brass PLC
0.855% due 11/16/2066 •	131	132

BWAY Mortgage Trust
1.360% due 09/15/2036 •	3,000	3,002

BX Commercial Mortgage Trust
0.810% due 01/15/2034 •	3,800	3,778

BXMT Ltd.
1.564% due 11/15/2037 •	3,900	3,903

Chase Mortgage Finance Trust
2.397% due 02/25/2037 ~	481	498

Chevy Chase Funding LLC Mortgage- Backed Certificates
0.302% due 01/25/2036 •	51	48
0.332% due 10/25/2035 •	274	275
0.402% due 08/25/2035 •	29	29

Citigroup Commercial Mortgage Trust
1.290% due 10/15/2036 •	1,950	1,951

Citigroup Mortgage Loan Trust
0.900% due 05/25/2051 •	4,502	4,490
3.228% due 09/25/2059 þ	143	143

Countrywide Alternative Loan Trust
0.242% due 06/25/2037 •	71	68

Credit Suisse Mortgage Capital Trust
2.973% due 12/26/2059 ~	1,254	1,257

DROP Mortgage Trust
1.260% due 04/15/2026 •	4,000	4,007

Extended Stay America Trust
1.190% due 07/15/2038 •	5,571	5,587

First Horizon Alternative Mortgage Securities Trust
2.281% due 02/25/2035 ~	251	257

GCAT Trust
1.348% due 05/25/2066 ~	4,119	4,081
1.503% due 05/25/2066 ~	3,720	3,686
2.650% due 10/25/2068 ~	585	594

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GCT Commercial Mortgage Trust
0.910% due 02/15/2038 •	$800	$799

GS Mortgage-Backed Securities Trust
0.900% due 12/25/2051 •	2,879	2,878
0.900% due 02/25/2052 •	4,846	4,855

GSR Mortgage Loan Trust
2.170% due 08/25/2033 •	115	112
2.749% due 09/25/2035 ~	5	6

Impac CMB Trust
0.742% due 03/25/2035 •	117	115

J.P. Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	300	309

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •	1,420	1,409

JP Morgan Mortgage Trust
2.695% due 07/25/2035 ~	240	242

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	3,122	3,132
3.000% due 06/25/2059 þ	1,796	1,800

LoanCore Issuer Ltd.
0.964% due 07/15/2035 •	2,241	2,226

LUXE Commercial Mortgage Trust
1.160% due 10/15/2038 •	6,000	6,007

MASTR Adjustable Rate Mortgages Trust
2.620% due 04/21/2034 ~	21	22

Merrill Lynch Mortgage Investors Trust
0.562% due 04/25/2029 •	173	170
2.471% due 12/25/2035 ~	283	280

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •	4,011	4,009

MFA Trust
1.131% due 07/25/2060 ~	3,655	3,599
1.381% due 04/25/2065 ~	896	893

Morgan Stanley Mortgage Loan Trust
1.182% due 11/25/2035 •	755	747

Morgan Stanley Residential Mortgage Loan Trust
0.900% due 09/25/2051 •	995	994

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	2,738	2,727
2.750% due 07/25/2059 ~	2,635	2,687
2.750% due 11/25/2059 ~	2,988	3,043
3.500% due 12/25/2057 ~	1,651	1,688
3.500% due 10/25/2059 ~	604	628
4.500% due 05/25/2058 ~	148	158

NYO Commercial Mortgage Trust
1.205% due 11/15/2038 •	6,000	5,982

One New York Plaza Trust
1.060% due 01/15/2036 •	3,700	3,698

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	2,517	2,488

RESIMAC Bastille Trust
0.753% due 02/03/2053 •	4,612	4,613

Sequoia Mortgage Trust
0.504% due 07/20/2036 •	851	794
0.764% due 06/20/2033 •	2	2

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	820	821

Starwood Mortgage Trust
1.160% due 04/15/2034 •	3,100	3,108

Structured Asset Mortgage Investments Trust
0.684% due 07/19/2034 •	5	5
0.764% due 09/19/2032 •	9	9

Thornburg Mortgage Securities Trust
2.142% due 04/25/2045 ~	52	53

Towd Point Mortgage Trust
2.250% due 03/25/2059 «~	6,000	6,024

VMC Finance LLC
1.204% due 06/16/2036 •	3,740	3,740
1.209% due 09/15/2036 •	618	619

WaMu Mortgage Pass-Through Certificates Trust
0.722% due 01/25/2045 •	11	11
0.903% due 06/25/2044 •	534	528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.962% due 10/25/2045 •	$89	$89
1.062% due 06/25/2046 •	30	30
2.579% due 06/25/2033 ~	2	2
2.930% due 07/25/2037 ^~	475	479

Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046 ~	1,000	1,036

Total Non-Agency Mortgage-Backed Securities (Cost $127,848)		127,743

ASSET-BACKED SECURITIES 13.9%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	1,545	1,548

American Money Management Corp. CLO Ltd.
1.107% due 04/14/2029 •	647	647

Anchorage Capital CLO Ltd.
1.174% due 07/15/2030 •	2,800	2,799

Apex Credit CLO Ltd.
1.204% due 09/20/2029 •	1,000	998

Ares CLO Ltd.
1.172% due 04/18/2031 •	4,400	4,397

Asset-Backed Securities Corp. Home Equity Loan Trust
0.912% due 06/25/2034 •	77	76

Bear Stearns Asset-Backed Securities Trust
0.837% due 09/25/2035 •	1,003	1,003
0.902% due 10/27/2032 •	29	29
1.002% due 08/25/2034 •	534	531

Benefit Street Partners CLO Ltd.
1.074% due 10/15/2030 •	1,500	1,498
1.152% due 01/17/2032 •	400	400

Carlyle U.S. CLO Ltd.
1.132% due 04/20/2031 •	5,600	5,596

Carrington Mortgage Loan Trust
1.252% due 10/20/2029 •	3,200	3,199

Chase Funding Trust
0.702% due 07/25/2033 •	210	203

Countrywide Asset-Backed Certificates
0.542% due 03/25/2036 •	275	273

Countrywide Asset-Backed Certificates Trust
1.152% due 11/25/2035 •	297	297

Dryden Senior Loan Fund
1.104% due 04/15/2028 •	2,500	2,499
1.144% due 04/15/2029 •	3,517	3,519

Elevation CLO Ltd.
1.080% due 10/25/2030 •	5,800	5,791

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	6,755	6,704

Finance America Mortgage Loan Trust
0.927% due 08/25/2034 •	142	142

First Franklin Mortgage Loan Trust
0.422% due 04/25/2036 •	1,311	1,289
0.852% due 11/25/2034 •	152	152
1.032% due 07/25/2034 •	253	255

Greystone Commercial Real Estate Notes Ltd.
1.290% due 09/15/2037 •	1,000	998

GSAA Home Equity Trust
0.642% due 07/25/2037 •	200	200

GSAMP Trust
0.622% due 06/25/2036 •	793	784

HERA Commercial Mortgage Ltd.
1.154% due 02/18/2038 •	3,300	3,287

Home Equity Asset Trust
1.152% due 11/25/2034 •	871	872

KKR CLO Ltd.
1.062% due 07/18/2030 •	600	600
1.074% due 07/15/2030 •	2,400	2,397

LCCM Trust
1.310% due 12/13/2038 •	4,000	3,992

LCM LP
1.086% due 07/19/2027 •	1,200	1,200
1.132% due 07/20/2030 •	4,900	4,887
1.172% due 10/20/2027 •	258	258
1.212% due 04/20/2031 •	1,100	1,100

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
1.240% due 05/15/2036 •	$264	$264

MF1 Ltd.
1.864% due 11/15/2035 •	2,000	2,010

MidOcean Credit CLO
1.229% due 01/29/2030 •	4,000	3,999

MKS CLO Ltd.
1.132% due 07/20/2030 •	4,600	4,601

Nassau Ltd.
1.274% due 10/15/2029 •	2,000	2,001

Navient Private Education Loan Trust
1.110% due 04/15/2069 •	2,600	2,617
1.310% due 12/15/2028 •	205	206
1.560% due 07/16/2040 •	2,944	2,959

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	2,762	2,750
1.310% due 01/15/2069	1,202	1,197
1.690% due 05/15/2069	3,479	3,480
2.460% due 11/15/2068	1,176	1,200

New Century Home Equity Loan Trust
1.032% due 11/25/2034 •	424	422

NovaStar Mortgage Funding Trust
0.762% due 01/25/2036 •	570	570

Oaktree CLO Ltd.
1.238% due 04/22/2030 •	1,600	1,600

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •	200	200
0.960% due 02/20/2028 •	1,209	1,208
1.102% due 04/20/2027 •	1,284	1,285

PFS Financing Corp.
0.930% due 08/15/2024	500	501

Popular ABS Mortgage Pass-Through Trust
0.352% due 06/25/2047 ^•	123	122

PRET LLC
2.487% due 07/25/2051 «þ	4,800	4,786

RAAC Trust
0.927% due 01/25/2046 •	637	636

Residential Asset Securities Corp. Trust
0.802% due 06/25/2035 •	1,348	1,356
1.197% due 03/25/2035 •	253	252

Saranac CLO Ltd.
1.254% due 08/13/2031 •	5,200	5,201

Saxon Asset Securities Trust
0.812% due 05/25/2035 •	195	193

SBA Tower Trust
3.869% due 10/15/2049 þ	1,000	1,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.687% due 10/25/2035 •	$56	$56
0.777% due 01/25/2035 •	125	122

SLM Student Loan Trust
0.874% due 04/25/2023 •	374	369
1.624% due 04/25/2023 •	209	211
1.824% due 07/25/2023 •	180	180

SMB Private Education Loan Trust
0.710% due 03/17/2053 •	727	726
0.952% due 09/15/2054 •	6,404	6,457
1.600% due 09/15/2054	1,606	1,595
2.230% due 09/15/2037	2,643	2,676
2.980% due 07/15/2027	114	114

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	95	97

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	976	983

Sound Point CLO Ltd.
1.024% due 01/23/2029 •	5,000	5,000

Soundview Home Loan Trust
0.777% due 06/25/2035 •	502	500

Steele Creek CLO Ltd.
1.060% due 05/21/2029 •	3,604	3,606

Structured Asset Investment Loan Trust
0.652% due 09/25/2034 •	1,734	1,698
0.807% due 03/25/2034 •	597	587

Structured Asset Securities Corp. Mortgage Loan Trust
0.237% due 07/25/2036 •	629	624

Towd Point Asset Trust
0.804% due 11/20/2061 •	2,226	2,226

Towd Point Mortgage Trust
0.692% due 02/25/2057 •	179	179
1.102% due 05/25/2058 •	1,467	1,474
1.102% due 10/25/2059 •	965	971
1.636% due 04/25/2060 ~	3,856	3,834
2.710% due 01/25/2060 ~	1,337	1,359
3.000% due 11/25/2058 ~	446	452
3.750% due 05/25/2058 ~	3,313	3,432

Venture CLO Ltd.
1.152% due 04/20/2029 •	2,636	2,638
1.232% due 01/20/2029 •	1,200	1,200
1.262% due 04/20/2032 •	1,100	1,099

Vibrant CLO Ltd.
1.240% due 07/20/2032 •	300	300

Voya CLO Ltd.
1.072% due 04/17/2030 •	5,000	4,999
1.124% due 10/15/2030 •	3,500	3,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.702% due 04/25/2034 •	$1,296	$1,278

Total Asset-Backed Securities (Cost $165,410)		165,614

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.160% (US0003M + 1.000%) due 08/21/2022 ~	1,000	1,004

Total Sovereign Issues (Cost $1,000)		1,004

	SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 04/30/2022 ~(a)	761,000	765

Total Preferred Securities (Cost $761)		765

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (c) 0.7%
		8,903

Total Short-Term Instruments (Cost $8,903)		8,903

Total Investments in Securities (Cost $1,930,989)		1,926,402

Total Investments 161.7% (Cost $1,930,989)		$1,926,402

Financial Derivative Instruments (e)(g) (0.0)% (Cost or Premiums, net $(6,073))		(484)

Other Assets and Liabilities, net (61.7)%		(734,786)

Net Assets 100.0%		$1,191,132

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	05/25/2021 - 05/26/2021	$ 900	$893	0.08%

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	75

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$8,903	U.S. Treasury Notes 2.875% due 08/15/2028	$(9,081)	$8,903	$8,903

Total Repurchase Agreements						$(9,081)	$8,903	$8,903

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
IND	0.050%	12/31/2021	01/03/2022	$(50,946)	$(50,947)
JPS	0.040	12/21/2021	01/04/2022	(260,349)	(260,353)
	0.050	12/21/2021	01/04/2022	(3,192)	(3,192)
	0.060	12/23/2021	01/03/2022	(81,292)	(81,293)

Total Reverse Repurchase Agreements					$(395,785)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
CSN	0.070%	12/31/2021	01/03/2022	$(186,027)	$(186,028)
MSC	0.080	12/31/2021	01/03/2022	(162,202)	(162,203)

Total Sale-Buyback Transactions					$(348,231)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$8,903	$0	$0	$8,903	$(9,081)	$(178)
IND	0	(50,947)	0	(50,947)	50,943	(4)
JPS	0	(344,838)	0	(344,838)	344,771	(67)
Master Securities Forward Transaction Agreement
CSN	0	0	(186,028)	(186,028)	185,868	(160)
MSC	0	0	(162,203)	(162,203)	162,013	(190)

Total Borrowings and Other Financing Transactions	$8,903	$(395,785)	$(348,231)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(395,785)	$0	$0	$(395,785)

Total	$0	$(395,785)	$0	$0	$(395,785)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(348,231)	0	0	(348,231)

Total	$0	$(348,231)	$0	$0	$(348,231)

Total Borrowings	$0	$(744,016)	$0	$0	$(744,016)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(744,016)

76	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

(d)	Securities with an aggregate market value of $348,201 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(580,084) at a weighted average interest rate of 0.022%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2022	1,126	$245,662	$(286)	$13	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2022	2,626	$(317,684)	$303	$51	$0
U.S. Treasury 10-Year Note March Futures	03/2022	151	(19,701)	(81)	11	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2022	415	(60,772)	(779)	29	0

				$(557)	$91	$0

Total Futures Contracts				$(843)	$104	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	(1.000)%	Quarterly	06/20/2026	$89,700	$(2,196)	$(30)	$(2,226)	$0	$(37)
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	141,400	(3,463)	(46)	(3,509)	0	(61)

					$(5,659)	$(76)	$(5,735)	$0	$(98)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$18,000	$0	$(7)	$(7)	$0	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	13,800	0	(5)	(5)	0	0

					$0	$(12)	$(12)	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.250%	Semi-Annual	06/16/2023	168,600	$53	$(1,226)	$(1,173)	$0	$(20)

Total Swap Agreements						$(5,606)	$(1,314)	$(6,920)	$0	$(118)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$104	$0	$104	$0	$0	$(118)	$(118)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	77

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

(f)

Securities with an aggregate market value of $2,521 and cash of $5,502 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2022		$6,112	JPY	693,800	$0	$(81)
SCX	01/2022	EUR	20,965		$23,633	0	(236)
	02/2022		20,965		23,855	0	(27)

Total Forward Foreign Currency Contracts						$0	$(344)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950%	03/16/2022	75,000	$(83)	$(20)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	87,100	(101)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	51,000	(57)	(16)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	03/16/2022	36,700	(41)	(12)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	03/16/2022	42,300	(48)	(10)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	03/16/2022	95,200	(119)	(26)

						$(449)	$(88)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2052	$104.063	01/06/2022	9,100	$(16)	$(37)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 03/01/2052	103.754	03/07/2022	2,100	(2)	(1)

					$(18)	$(38)

Total Written Options					$(467)	$(126)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$(81)	$0	$0	$(81)	$(81)	$0	$(81)
BRC	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
DUB	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
GST	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
JPM	0	0	0	0	0	(64)	0	(64)	(64)	61	(3)
SCX	0	0	0	0	(263)	0	0	(263)	(263)	0	(263)

Total Over the Counter	$0	$0	$0	$0	$(344)	$(126)	$0	$(470)

78	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

(h)

Securities with an aggregate market value of $61 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$104	$104

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$98	$0	$0	$20	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$344	$0	$344
Written Options	0	88	0	0	38	126

	$0	$88	$0	$344	$38	$470

	$0	$186	$0	$344	$58	$588

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,885	$1,885
Swap Agreements	0	(925)	0	0	102	(823)

	$0	$(925)	$0	$0	$1,987	$1,062

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,203	$0	$1,203
Written Options	0	260	0	0	156	416

	$0	$260	$0	$1,203	$156	$1,619

	$0	$(665)	$0	$1,203	$2,143	$2,681

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(45)	$(45)
Swap Agreements	0	68	0	0	(971)	(903)

	$0	$68	$0	$0	$(1,016)	$(948)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(880)	$0	$(880)
Written Options	0	189	0	0	(46)	143

	$0	$189	$0	$(880)	$(46)	$(737)

	$0	$257	$0	$(880)	$(1,062)	$(1,685)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	79

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$292,848	$0	$292,848
Industrials	0	210,645	0	210,645
Utilities	0	47,423	0	47,423
Municipal Bonds & Notes Illinois	0	479	0	479
U.S. Government Agencies	0	133,557	0	133,557
U.S. Treasury Obligations	0	937,421	0	937,421
Non-Agency Mortgage-Backed Securities	0	121,719	6,024	127,743
Asset-Backed Securities	0	160,828	4,786	165,614
Sovereign Issues	0	1,004	0	1,004
Preferred Securities
Banking & Finance	0	765	0	765
Short-Term Instruments
Repurchase Agreements	0	8,903	0	8,903

Total Investments	$0	$1,915,592	$10,810	$1,926,402

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$104	$0	$104

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(118)	0	(118)
Over the counter	0	(470)	0	(470)

	$0	$(588)	$0	$(588)

Total Financial Derivative Instruments	$0	$(484)	$0	$(484)

Totals	$0	$1,915,108	$10,810	$1,925,918

There were assets and liabilities valued at $13,504 transferred from 3 to 2 during the period ended 12/31/2021. There were no other significant transfers into or out of Level 3 during the period.

80	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

CORPORATE BONDS & NOTES 51.3%

BANKING & FINANCE 33.7%

AerCap Ireland Capital DAC
1.750% due 10/29/2024	$500	$499
3.500% due 05/26/2022	1,200	1,211

AIA Group Ltd.
3.125% due 03/13/2023	2,000	2,047

Allstate Corp.
0.850% (US0003M + 0.630%) due 03/29/2023 ~	300	301

Ally Financial, Inc.
4.125% due 02/13/2022	1,700	1,707

American Express Co.
0.742% (US0003M + 0.610%) due 08/01/2022 ~	400	401

American Tower Corp.
3.500% due 01/31/2023	750	770

Aozora Bank Ltd.
2.550% due 09/09/2022	1,800	1,816

Bank of America Corp.
0.740% (SOFRRATE + 0.690%) due 04/22/2025 ~	200	201
2.881% due 04/24/2023 •	1,000	1,007

Bank of America N.A.
3.335% due 01/25/2023 •	2,800	2,804

Bank of Nova Scotia
0.650% due 07/31/2024	1,000	988

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~	400	400
1.746% (US0003M + 1.625%) due 01/10/2023 ~	1,900	1,900

Brixmor Operating Partnership LP
1.182% (US0003M + 1.050%) due 02/01/2022 ~	1,200	1,201

Citigroup, Inc.
0.719% (SOFRRATE + 0.669%) due 05/01/2025 ~(d)	500	505
1.678% due 05/15/2024 •	1,000	1,011
3.142% due 01/24/2023 •	1,000	1,001

Credit Suisse Group AG
3.574% due 01/09/2023	1,800	1,800

DBS Group Holdings Ltd.
0.744% (US0003M + 0.620%) due 07/25/2022 ~	2,100	2,106

Deutsche Bank AG
5.000% due 02/14/2022	1,700	1,708

European Investment Bank
0.340% (SOFRRATE + 0.290%) due 06/10/2022 ~	500	500

Goldman Sachs Group, Inc.
0.539% (SOFRRATE + 0.490%) due 10/21/2024 ~	1,800	1,795

HSBC Holdings PLC
3.262% due 03/13/2023 •	1,000	1,005

ING Groep NV
1.370% (US0003M + 1.150%) due 03/29/2022 ~	600	601

JPMorgan Chase & Co.
0.768% due 08/09/2025 •	800	788
1.354% (US0003M + 1.230%) due 10/24/2023 ~	1,256	1,264

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	500	501
2.858% due 03/17/2023 •	1,200	1,205

Mizuho Financial Group, Inc.
0.970% (US0003M + 0.790%) due 03/05/2023 ~	2,200	2,214

National Bank of Canada
0.550% due 11/15/2024 •	500	494

Nationwide Building Society
3.622% due 04/26/2023 •	2,000	2,016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~		$1,300	$1,306
2.359% due 05/22/2024 •		400	407

NongHyup Bank
0.875% due 07/28/2024		1,500	1,486

NTT Finance Corp.
0.583% due 03/01/2024		500	494

ORIX Corp.
2.900% due 07/18/2022		500	506
3.200% due 01/19/2022		1,500	1,502

Royal Bank of Canada
0.482% (US0003M + 0.360%) due 01/17/2023 ~		547	548

Santander Holdings USA, Inc.
3.400% due 01/18/2023		1,700	1,738

SL Green Operating Partnership LP
3.250% due 10/15/2022		1,900	1,931

Standard Chartered PLC
1.214% due 03/23/2025 •		600	595
1.319% due 10/14/2023 •		705	706

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		1,000	989
0.862% (US0003M + 0.740%) due 01/17/2023 ~		345	347

Sumitomo Mitsui Trust Bank Ltd.
0.490% (SOFRRATE + 0.440%) due 09/16/2024 ~		1,000	1,000
0.850% due 03/25/2024		700	694

UBS Group AG
1.106% (US0003M + 0.950%) due 08/15/2023 ~		500	502
3.491% due 05/23/2023		1,200	1,212

USAA Capital Corp.
1.500% due 05/01/2023		1,000	1,010

			54,740

INDUSTRIALS 15.3%

Amazon.com, Inc.
0.250% due 05/12/2023		500	498

Celgene Corp.
3.250% due 08/15/2022		400	405
3.550% due 08/15/2022		1,500	1,526

Central Japan Railway Co.
2.800% due 02/23/2022		1,710	1,708

Cigna Corp.
0.613% due 03/15/2024		300	298

Conagra Brands, Inc.
3.250% due 09/15/2022		1,000	1,017

Dell International LLC
5.450% due 06/15/2023		1,232	1,300

Fiserv, Inc.
3.500% due 10/01/2022		1,500	1,524

Fresenius Medical Care U.S. Finance, Inc.
5.875% due 01/31/2022		2,258	2,266

General Mills, Inc.
6.410% due 10/15/2022		200	209

Humana, Inc.
0.650% due 08/03/2023		400	398

Illumina, Inc.
0.550% due 03/23/2023		200	199

International Flavors & Fragrances, Inc.
0.697% due 09/15/2022		530	530

JDE Peet’s NV
0.800% due 09/24/2024		500	490

John Lewis PLC
6.125% due 01/21/2025	GBP	1,000	1,495

Kia Corp.
1.000% due 04/16/2024		$700	698

Komatsu Finance America, Inc.
2.437% due 09/11/2022		1,837	1,856

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
0.966% (US0003M + 0.820%) due 08/10/2022 ~		$1,100	$1,099

Panasonic Corp.
2.536% due 07/19/2022		1,300	1,310

Quanta Services, Inc.
0.950% due 10/01/2024		100	99

SK Broadband Co. Ltd.
3.875% due 08/13/2023		1,000	1,045

SK Telecom Co. Ltd.
3.750% due 04/16/2023		1,000	1,036

Smiths Group PLC
3.625% due 10/12/2022		2,183	2,229

VMware, Inc.
2.950% due 08/21/2022		1,500	1,518

			24,753

UTILITIES 2.3%

KT Corp.
2.625% due 08/07/2022		1,850	1,868

Southern California Edison Co.
0.690% (SOFRINDX + 0.640%) due 04/03/2023 ~		1,000	1,001

Southern Power Co.
0.900% due 01/15/2026		200	193

Verizon Communications, Inc.
1.265% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	1,000	733
			3,795

Total Corporate Bonds & Notes (Cost $83,400)			83,288

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.5%

California Municipal Finance Authority Revenue Notes, Series 2020
1.486% due 11/01/2022		$750	755

Total Municipal Bonds & Notes (Cost $750)			755

U.S. GOVERNMENT AGENCIES 15.4%

Fannie Mae
0.436% due 08/25/2044 •		1,191	1,186
0.452% due 10/25/2058 •		1,075	1,083
0.552% due 03/25/2049 - 11/25/2059 •		1,548	1,565
0.602% due 05/25/2046 - 11/25/2059 •		2,836	2,872
0.652% due 12/25/2059 •		3,509	3,576

Federal Home Loan Bank
0.750% due 11/22/2023		1,700	1,699
0.800% due 11/27/2023		1,000	998
1.000% due 11/08/2024		1,000	999
1.050% due 08/13/2026		1,500	1,482

Freddie Mac
0.410% due 08/15/2040 •		1,378	1,387
0.510% due 09/15/2045 •		662	670
0.552% due 09/25/2049 •		341	343
0.560% due 11/15/2044 •		1,801	1,810
0.602% due 12/25/2049 •		1,322	1,333
0.700% due 12/23/2025		2,000	1,957
0.710% due 01/15/2054 •		621	631

Ginnie Mae
0.450% due 06/20/2051 •		1,447	1,445

Total U.S. Government Agencies (Cost $24,957)			25,036

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~		595	590

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	470	638

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	81

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •		$286	$388

Hawksmoor Mortgages
1.100% due 05/25/2053 •		643	873

Hilton USA Trust
2.828% due 11/05/2035		800	801

MFA Trust
1.381% due 04/25/2065 ~		179	179

Onslow Bay Mortgage Loan Trust
1.957% due 10/25/2061 ~		679	677

RESIMAC Premier
0.801% due 07/10/2052 •		376	375

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		359	357

Towd Point HE Trust
0.918% due 02/25/2063 ~		230	229

VASA Trust
1.010% due 07/15/2039 •		500	499

Total Non-Agency Mortgage-Backed Securities (Cost $5,633)			5,606

ASSET-BACKED SECURITIES 15.6%

American Money Management Corp. CLO Ltd.
0.992% due 04/17/2029 •		644	643

Apres Static CLO Ltd.
1.194% due 10/15/2028 •		381	381

Ares CLO Ltd.
0.990% due 01/15/2029 •		900	898

College Avenue Student Loans LLC
1.303% due 12/26/2047 •		833	842

Commonbond Student Loan Trust
3.560% due 09/25/2045		884	907

Dell Equipment Finance Trust
0.330% due 12/22/2026		500	498

Dryden Senior Loan Fund
1.104% due 04/15/2028 •		400	400
1.144% due 04/15/2029 •		1,075	1,075

GMF Canada Leasing Trust
0.912% due 07/20/2023	CAD	626	496

KVK CLO Ltd.
1.027% due 01/14/2028 •		$94	94

LCM LP
1.086% due 07/19/2027 •		900	900

MP CLO Ltd.
1.012% due 10/18/2028 •		692	693

Nassau Ltd.
1.274% due 10/15/2029 •		500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Private Education Loan Trust
1.110% due 04/15/2069 •	$371	$374
1.360% due 02/15/2029 •	320	321
2.650% due 12/15/2028	49	50

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	279	278
3.130% due 02/15/2068	1,333	1,360

Navient Student Loan Trust
1.153% due 06/25/2065 •	60	61

OCP CLO Ltd.
1.252% due 07/20/2029 •	600	600

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024	202	203

OSD CLO Ltd.
0.877% due 04/17/2031 •	1,000	1,000

OZLM Ltd.
1.182% due 04/30/2027 •	151	151

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •	800	800
0.971% due 07/20/2029 •	700	700

PRET LLC
1.868% due 07/25/2051 þ	484	480

Santander Retail Auto Lease Trust
0.290% due 04/22/2024	500	499

SMB Private Education Loan Trust
1.390% due 01/15/2053	1,065	1,048
2.750% due 07/15/2027	17	18

SoFi Professional Loan Program LLC
0.703% due 07/25/2040 •	357	358
0.803% due 03/26/2040 •	749	749
1.053% due 01/25/2039 •	295	296
1.203% due 10/27/2036 •	225	225
2.630% due 07/25/2040	105	106
2.720% due 11/26/2040	558	564

Sound Point CLO Ltd.
1.182% due 10/20/2028 •	403	403

Stratus CLO Ltd.
1.080% due 12/28/2029 •	600	600
1.164% due 12/29/2029 •	800	800

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •	800	800

Tesla Auto Lease Trust
0.360% due 09/22/2025	1,000	994
0.550% due 05/22/2023	331	331
2.200% due 11/21/2022	1,000	1,008

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~	473	490

Tricolor Auto Securitization Trust
0.740% due 04/15/2024	689	689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.206% due 08/28/2029 •		$500	$500

Wellfleet CLO Ltd.
1.022% due 07/20/2029 •		195	195

Total Asset-Backed Securities (Cost $25,414)			25,378

SOVEREIGN ISSUES 0.9%

Israel Government International Bond
0.750% due 07/31/2022	ILS	1,000	323

Korea Development Bank
0.852% (US0003M + 0.725%) due 07/06/2022 ~		$1,090	1,093

Total Sovereign Issues (Cost $1,403)			1,416

SHORT-TERM INSTRUMENTS 11.7%

ISRAEL TREASURY BILLS 2.0%
(0.054)% due 10/07/2022 - 12/07/2022 (a)(b)	ILS	10,300	3,313

JAPAN TREASURY BILLS 5.2%
(0.115)% due 01/11/2022 - 01/17/2022 (a)(b)	JPY	963,000	8,372

U.S. TREASURY CASH MANAGEMENT BILLS 3.6%
0.056% due 03/22/2022 (b)(c)		$5,800	5,799

MUNICIPAL BONDS & NOTES 0.9%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2021
0.777% due 11/15/2022		1,500	1,501

Total Municipal Bonds & Notes (Cost $1,500)			1,501

Total Short-Term Instruments (Cost $19,094)			18,985

Total Investments in Securities (Cost $160,651)			160,464

Total Investments 98.9% (Cost $160,651)			$160,464

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $0)			58

Other Assets and Liabilities, net 1.1%			1,779

Net Assets 100.0%			$162,301

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

82	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.719%	05/01/2025	04/27/2021	$500	$505	0.31%

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BPS	01/2022	AUD	1,006		$720	$0	$(12)
	01/2022	CAD	730		573	0	(4)
	01/2022	GBP	1,815		2,403	0	(53)
	01/2022	JPY	215,000		1,939	70	0
CBK	10/2022	ILS	900		288	0	(4)
	11/2022		5,704		1,828	0	(20)
	12/2022		3,101		992	0	(14)
GLM	01/2022	$	1,794	JPY	205,000	0	(12)
	08/2022	ILS	1,007		$313	0	(12)
HUS	01/2022	GBP	766		1,021	0	(16)
JPM	12/2022	ILS	600		195	0	0
RBC	01/2022	JPY	440,000		3,919	94	0
SCX	01/2022		513,000		4,499	39	0
	02/2022	GBP	1,815		2,457	2	0

Total Forward Foreign Currency Contracts						$ 205	$(147)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2021:

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$70	$0	$0	$70	$(69)	$0	$0	$(69)	$1	$0	$1
CBK	0	0	0	0	(38)	0	0	(38)	(38)	0	(38)
GLM	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
HUS	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
RBC	94	0	0	94	0	0	0	0	94	0	94
SCX	41	0	0	41	0	0	0	0	41	0	41

Total Over the Counter	$205	$0	$0	$205	$(147)	$0	$0	$(147)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	83

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$205	$0	$205

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147	$0	$147

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$413	$0	$413

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(95)	$0	$(95)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$54,740	$0	$54,740
Industrials	0	24,753	0	24,753
Utilities	0	3,795	0	3,795
Municipal Bonds & Notes
California	0	755	0	755
U.S. Government Agencies	0	25,036	0	25,036
Non-Agency Mortgage-Backed Securities	0	5,606	0	5,606
Asset-Backed Securities	0	25,378	0	25,378
Sovereign Issues	0	1,416	0	1,416
Short-Term Instruments
Israel Treasury Bills	0	3,313	0	3,313
Japan Treasury Bills	0	8,372	0	8,372

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
U.S. Treasury Cash Management Bills	$0	$5,799	$0	$5,799
Municipal Bonds & Notes	0	1,501	0	1,501

Total Investments	$0	$160,464	$0	$160,464

Financial Derivative Instruments - Assets
Over the counter	$0	$205	$0	$205

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(147)	$0	$(147)

Total Financial Derivative Instruments	$0	$58	$0	$58

Totals	$0	$160,522	$0	$160,522

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

84	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

CORPORATE BONDS & NOTES 58.2%

BANKING & FINANCE 36.0%

AerCap Ireland Capital DAC
0.730% (SOFRRATE + 0.680%) due 09/29/2023 ~	$11,150	$11,155
1.750% due 10/29/2024	23,500	23,458
3.300% due 01/23/2023	2,850	2,911
3.500% due 05/26/2022	31,392	31,672
4.625% due 07/01/2022	24,100	24,573

AIA Group Ltd.
3.125% due 03/13/2023	11,960	12,238

Ally Financial, Inc.
4.125% due 02/13/2022	6,855	6,882
4.625% due 05/19/2022	11,699	11,873

American Express Co.
0.742% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,227
0.780% (US0003M + 0.620%) due 05/20/2022 ~	37,000	37,048

American Honda Finance Corp.
0.606% (US0003M + 0.450%) due 02/15/2022 ~	29,600	29,614
0.760% (US0003M + 0.540%) due 06/27/2022 ~	79,300	79,477

Aozora Bank Ltd.
1.050% due 09/09/2024	21,380	21,107
2.550% due 09/09/2022	4,819	4,863

Athene Global Funding
1.444% (US0003M + 1.230%) due 07/01/2022 ~	84,859	85,320
4.000% due 01/25/2022	6,380	6,393

Aviation Capital Group LLC
3.875% due 05/01/2023	4,785	4,927

Bank of America Corp.
0.740% (SOFRRATE + 0.690%) due 04/22/2025 ~	37,879	38,042
0.780% due 10/24/2024 •	62,700	63,066
0.970% (US0003M + 0.790%) due 03/05/2024 ~	35,700	35,884
1.124% (US0003M + 1.000%) due 04/24/2023 ~	7,065	7,082

Bank of Nova Scotia
0.430% (SOFRRATE + 0.380%) due 07/31/2024 ~	14,100	14,105
0.660% (SOFRRATE + 0.610%) due 09/15/2026 ~	27,800	27,820

Banque Federative du Credit Mutuel S.A.
0.650% due 02/27/2024	27,200	26,876

Barclays PLC
1.535% (US0003M + 1.380%) due 05/16/2024 ~	64,482	65,299
1.586% (US0003M + 1.430%) due 02/15/2023 ~	52,332	52,395
1.746% (US0003M + 1.625%) due 01/10/2023 ~	18,897	18,901
4.610% due 02/15/2023 •	21,491	21,584

BNP Paribas S.A.
1.354% (US0003M + 1.230%) due 01/15/2024 ~	4,000	4,074

Canadian Imperial Bank of Commerce
0.450% (SOFRINDX + 0.400%) due 12/14/2023 ~	8,200	8,198

Caterpillar Financial Services Corp.
0.666% (US0003M + 0.510%) due 05/15/2023 ~	6,100	6,125

Charles Schwab Corp.
0.570% (SOFRRATE + 0.520%) due 05/13/2026 ~	14,400	14,449

CIT Group, Inc.
5.000% due 08/15/2022	9,923	10,157

Citigroup, Inc.
0.719% (SOFRRATE + 0.669%) due 05/01/2025 ~(f)	28,400	28,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.074% (US0003M + 0.950%) due 07/24/2023 ~	$23,552	$23,621
1.194% (US0003M + 1.023%) due 06/01/2024 ~	53,800	54,402
1.258% (US0003M + 1.100%) due 05/17/2024 ~	8,724	8,821
1.601% (US0003M + 1.430%) due 09/01/2023 ~	63,382	63,863

CNH Industrial Capital LLC
4.375% due 04/05/2022	3,227	3,256

Credit Suisse AG
0.430% (SOFRINDX + 0.380%) due 08/09/2023 ~	24,800	24,806
0.440% (SOFRINDX + 0.390%) due 02/02/2024 ~	62,400	62,250
1.000% due 05/05/2023	19,750	19,808

Credit Suisse Group AG
1.441% (US0003M + 1.240%) due 06/12/2024 ~	6,000	6,066
3.574% due 01/09/2023	30,709	30,718

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	5,388	5,429

Danske Bank A/S
1.171% due 12/08/2023 •	71,058	71,057
1.261% (US0003M + 1.060%) due 09/12/2023 ~	21,307	21,494
3.875% due 09/12/2023	19,621	20,417
5.000% due 01/12/2023 •	10,520	10,529
5.375% due 01/12/2024	42,397	45,660

DBS Group Holdings Ltd.
0.350% (SOFRRATE + 0.300%) due 11/22/2024 ~(d)	20,200	20,223
0.744% (US0003M + 0.620%) due 07/25/2022 ~	119,068	119,369

Deutsche Bank AG
0.550% due 11/08/2023 •	29,800	29,777
1.345% (US0003M + 1.190%) due 11/16/2022 ~	1,900	1,912
1.406% (US0003M + 1.230%) due 02/27/2023 ~	1,350	1,357
3.300% due 11/16/2022	46,931	47,914
3.950% due 02/27/2023	13,855	14,290
5.000% due 02/14/2022	25,606	25,723

DNB Bank ASA
0.793% (US0003M + 0.620%) due 12/02/2022 ~	71,300	71,594

First Abu Dhabi Bank PJSC
0.994% (US0003M + 0.850%) due 08/08/2023 ~	9,000	9,042
1.072% (US0003M + 0.950%) due 04/16/2022 ~	25,900	25,954

GA Global Funding Trust
0.550% (SOFRRATE + 0.500%) due 09/13/2024 ~	9,670	9,637
1.000% due 04/08/2024	63,200	62,622

General Motors Financial Co., Inc.
1.123% (US0003M + 0.990%) due 01/05/2023 ~	29,040	29,165
1.528% (US0003M + 1.310%) due 06/30/2022 ~	9,739	9,781
1.677% (US0003M + 1.550%) due 01/14/2022 ~	22,067	22,074
3.150% due 06/30/2022	3,500	3,540
3.450% due 04/10/2022	3,000	3,009
3.550% due 07/08/2022	33,048	33,532

Goldman Sachs Group, Inc.
0.480% due 03/08/2023 •	38,000	38,004
0.539% (SOFRRATE + 0.490%) due 10/21/2024 ~	26,600	26,522
0.590% due 11/17/2023 •	42,600	42,615
0.914% (US0003M + 0.750%) due 02/23/2023 ~	23,015	23,117
1.217% due 12/06/2023	10,000	10,028
1.776% (US0003M + 1.600%) due 11/29/2023 ~	2,478	2,529
2.908% due 06/05/2023 •	1,500	1,513

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Hana Bank
0.914% (US0003M + 0.700%) due 10/02/2022 ~	$	51,030	$	51,192
0.925% (US0003M + 0.800%) due 07/26/2023 ~		3,000		3,023
0.951% (US0003M + 0.750%) due 06/13/2024 ~		1,200		1,209
1.001% (US0003M + 0.800%) due 03/13/2023 ~		20,700		20,815
1.073% (US0003M + 0.875%) due 09/14/2022 ~		21,100		21,191
3.375% due 01/30/2022		15,665		15,695

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		31,780		31,981
3.350% due 02/15/2023		8,500		8,681
4.050% due 02/04/2022		54,950		55,104

HSBC Holdings PLC
1.160% (US0003M + 1.000%) due 05/18/2024 ~		173,085		174,760
1.431% (US0003M + 1.230%) due 03/11/2025 ~		2,300		2,337

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022		19,000		19,384
4.625% due 01/13/2022		43,259		43,301

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		9,000		8,894
3.000% due 03/06/2022		18,036		18,103
3.000% due 08/29/2022		17,600		17,849
3.750% due 03/05/2023		3,410		3,511

ING Groep NV
1.214% (US0003M + 1.000%) due 10/02/2023 ~		35,489		35,954
1.370% (US0003M + 1.150%) due 03/29/2022 ~		22,917		22,972

International Bank for Reconstruction & Development
0.179% due 01/13/2023 •		62,000		62,038
0.650% due 02/10/2026		70,100		68,361

International Lease Finance Corp.
8.625% due 01/15/2022		28,875		28,948

Jackson National Life Global Funding
0.649% (SOFRRATE + 0.600%) due 01/06/2023 ~		23,962		24,034
0.950% (US0003M + 0.730%) due 06/27/2022 ~		22,670		22,744

John Deere Capital Corp.
0.670% (US0003M + 0.480%) due 09/08/2022 ~		10,146		10,179

JPMorgan Chase & Co.
0.630% (SOFRRATE + 0.580%) due 03/16/2024 ~		25,746		25,803
0.854% (US0003M + 0.730%) due 04/23/2024 ~		32,400		32,577
1.014% (US0003M + 0.890%) due 07/23/2024 ~		8,879		8,966
1.024% (US0003M + 0.900%) due 04/25/2023 ~		18,646		18,689
1.354% (US0003M + 1.230%) due 10/24/2023 ~		56,375		56,735
2.776% due 04/25/2023 •		5,000		5,032

KSA Sukuk Ltd.
2.894% due 04/20/2022		25,000		25,194

Landwirtschaftliche Rentenbank
0.161% (US0003M + 0.040%) due 01/12/2022 ~		28,500		28,500

Lloyds Banking Group PLC
1.326% due 06/15/2023 •		10,000		10,018
2.858% due 03/17/2023 •		2,000		2,008
4.050% due 08/16/2023		720		755

MDGH - GMTN BV
5.500% due 03/01/2022		6,500		6,566

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022		3,448		3,491
3.406% due 02/28/2022 (h)		2,200		2,204
3.406% due 02/28/2022		2,100		2,104
3.559% due 02/28/2024		9,300		9,698

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	85

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
0.888% (US0003M + 0.700%) due 03/07/2022 ~	$	13,600	$	13,612
0.913% (US0003M + 0.740%) due 03/02/2023 ~		44,074		44,303
0.914% (US0003M + 0.790%) due 07/25/2022 ~		73,672		73,975
0.985% (US0003M + 0.860%) due 07/26/2023 ~		37,201		37,533

Mizuho Financial Group, Inc.
0.800% (US0003M + 0.610%) due 09/08/2024 ~		41,300		41,458
0.810% (US0003M + 0.630%) due 05/25/2024 ~		72,310		72,650
0.962% (US0003M + 0.840%) due 07/16/2023 ~		38,227		38,334
1.051% (US0003M + 0.850%) due 09/13/2023 ~		25,765		25,865
1.111% (US0003M + 0.990%) due 07/10/2024 ~		29,300		29,564

Morgan Stanley
0.731% due 04/05/2024 •		21,200		21,140
1.364% (US0003M + 1.220%) due 05/08/2024 ~		9,321		9,437
1.524% (US0003M + 1.400%) due 10/24/2023 ~		131,857		133,031

Nationwide Building Society
0.550% due 01/22/2024		37,000		36,522
3.622% due 04/26/2023 •		7,332		7,392

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~		175,624		176,379
1.770% (US0003M + 1.550%) due 06/25/2024 ~		7,500		7,621
3.498% due 05/15/2023 •		7,300		7,364

Nissan Motor Acceptance Co. LLC
0.772% (US0003M + 0.650%) due 07/13/2022 ~		25,233		25,252
0.830% (US0003M + 0.640%) due 03/08/2024 ~		29,470		29,482
0.910% due 09/28/2022 •		14,844		14,860
1.012% (US0003M + 0.890%) due 01/13/2022 ~		63,039		63,045
2.600% due 09/28/2022		4,491		4,539
2.650% due 07/13/2022		21,233		21,422
2.800% due 01/13/2022		16,400		16,410

NongHyup Bank
0.875% due 07/28/2024		12,100		11,987

NTT Finance Corp.
0.373% due 03/03/2023		34,000		33,867

ORIX Corp.
3.200% due 01/19/2022		44,800		44,850

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		9,645		9,957

QNB Finance Ltd.
1.132% (US0003M + 1.000%) due 05/02/2022 ~		48,350		48,441
1.275% (SOFRRATE + 1.225%) due 02/12/2022 ~		22,500		22,511

Royal Bank of Canada
0.349% (SOFRRATE + 0.300%) due 01/19/2024 ~		20,900		20,882
0.482% (US0003M + 0.360%) due 01/17/2023 ~		35,100		35,184

Santander Holdings USA, Inc.
3.400% due 01/18/2023		42,216		43,156

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		35,000		34,694

Shinhan Bank Co. Ltd.
2.875% due 03/28/2022		1,869		1,877

Skandinaviska Enskilda Banken AB
0.846% (US0003M + 0.645%) due 12/12/2022 ~		60,500		60,801

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		3,531		3,568

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Standard Chartered PLC
0.980% (SOFRRATE + 0.930%) due 11/23/2025 ~	$	12,900	$	12,909
1.282% (US0003M + 1.150%) due 01/20/2023 ~		7,570		7,573
1.299% (SOFRRATE + 1.250%) due 10/14/2023 ~		2,100		2,114
1.319% due 10/14/2023 •		6,356		6,362
4.247% due 01/20/2023 •		4,129		4,135

Sumitomo Mitsui Financial Group, Inc.
0.862% (US0003M + 0.740%) due 10/18/2022 ~		4,500		4,522
0.862% (US0003M + 0.740%) due 01/17/2023 ~		943		948
0.901% (US0003M + 0.780%) due 07/12/2022 ~		42,765		42,911

Sumitomo Mitsui Trust Bank Ltd.
0.490% (SOFRRATE + 0.440%) due 09/16/2024 ~		26,475		26,464
0.850% due 03/25/2024		56,000		55,489

Synchrony Bank
3.000% due 06/15/2022		26,808		27,044

Synchrony Financial
2.850% due 07/25/2022		24,575		24,828

Toyota Motor Credit Corp.
0.379% (SOFRINDX + 0.330%) due 01/11/2024 ~		25,262		25,267
0.558% due 05/17/2022 •		13,250		13,262
0.670% (US0003M + 0.480%) due 09/08/2022 ~		10,600		10,621

UBS AG
0.410% (SOFRRATE + 0.360%) due 02/09/2024 ~		24,000		23,992
0.500% due 08/09/2024 •		50,000		50,102

UBS Group AG
1.106% (US0003M + 0.950%) due 08/15/2023 ~		72,186		72,515
1.106% due 08/15/2023 •		2,600		2,612

Wells Fargo & Co.
1.359% (US0003M + 1.230%) due 10/31/2023 ~		167,791		169,165

Woori Bank
1.002% (US0003M + 0.870%) due 02/01/2023 ~		2,000		2,010

				4,925,907

INDUSTRIALS 14.9%

AbbVie, Inc.
0.810% (US0003M + 0.650%) due 11/21/2022 ~		41,690		41,852
3.450% due 03/15/2022		3,400		3,403

Altria Group, Inc.
2.850% due 08/09/2022		18,000		18,249
2.950% due 05/02/2023		6,000		6,153

Apple, Inc.
0.500% (US0003M + 0.350%) due 05/11/2022 ~		100		100

Arrow Electronics, Inc.
3.500% due 04/01/2022		2,298		2,303

BAT Capital Corp.
1.036% (US0003M + 0.880%) due 08/15/2022 ~		170,613		171,060

Bayer U.S. Finance LLC
1.213% (US0003M + 1.010%) due 12/15/2023 ~		38,050		38,382
3.875% due 12/15/2023		6,061		6,337

BMW Finance NV
0.944% (US0003M + 0.790%) due 08/12/2022 ~		32,000		32,145

BMW U.S. Capital LLC
0.430% (SOFRINDX + 0.380%) due 08/12/2024 ~		18,100		18,155
0.657% (US0003M + 0.530%) due 04/14/2022 ~		15,838		15,861
0.767% (US0003M + 0.640%) due 04/06/2022 ~		27,864		27,906

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Boeing Co.
1.167% due 02/04/2023	$	40,610	$	40,615
1.433% due 02/04/2024		35,930		35,892
1.875% due 06/15/2023		8,000		8,069
4.508% due 05/01/2023		93,305		97,482

BP Capital Markets America, Inc.
0.864% (US0003M + 0.650%) due 09/19/2022 ~		28,250		28,342

Bristol-Myers Squibb Co.
0.535% (US0003M + 0.380%) due 05/16/2022 ~		56,600		56,673

Broadcom Corp.
3.000% due 01/15/2022		323		323

CenterPoint Energy Resources Corp.
0.673% (US0003M + 0.500%) due 03/02/2023 ~		33,600		33,531

Central Nippon Expressway Co. Ltd.
0.616% (US0003M + 0.460%) due 02/15/2022 ~		30,400		30,403
0.985% due 03/03/2022 •		80,060		80,150
2.849% due 03/03/2022		300		301

Charter Communications Operating LLC
1.782% (US0003M + 1.650%) due 02/01/2024 ~		41,430		42,348
4.464% due 07/23/2022		96,365		97,797

Cigna Corp.
0.613% due 03/15/2024		8,100		8,036
1.014% (US0003M + 0.890%) due 07/15/2023 ~		19,800		19,990

Conagra Brands, Inc.
0.500% due 08/11/2023		8,800		8,728

Constellation Brands, Inc.
4.250% due 05/01/2023		14,600		15,220

Daimler Finance North America LLC
0.985% (US0003M + 0.840%) due 05/04/2023 ~		3,200		3,226
1.040% (US0003M + 0.880%) due 02/22/2022 ~		41,432		41,476
1.056% (US0003M + 0.900%) due 02/15/2022 ~		85,475		85,552

Daimler Trucks Finance North America LLC
0.550% (SOFRRATE + 0.500%) due 06/14/2023 ~		31,800		31,844
0.650% (SOFRRATE + 0.600%) due 12/14/2023 ~		23,400		23,424
0.800% (SOFRRATE + 0.750%) due 12/13/2024 ~		1,000		1,001

Enbridge, Inc.
0.550% due 10/04/2023		12,100		12,011
0.660% (US0003M + 0.500%) due 02/18/2022 ~		105,700		105,737

Energy Transfer LP
4.650% due 02/15/2022		5,812		5,838

Entergy Louisiana LLC
0.950% due 10/01/2024		8,200		8,115

ERAC USA Finance LLC
3.300% due 10/15/2022		1,000		1,021

Fidelity National Information Services, Inc.
0.375% due 03/01/2023		10,200		10,152

Fiserv, Inc.
3.500% due 10/01/2022		4,249		4,316

General Mills, Inc.
6.410% due 10/15/2022		21,400		22,367

Humana, Inc.
0.650% due 08/03/2023		33,000		32,840

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023		11,900		11,800

Hyundai Capital America
0.800% due 04/03/2023		39,730		39,563
0.800% due 01/08/2024		5,000		4,930
1.250% due 09/18/2023		475		475
2.375% due 02/10/2023		18,513		18,774
2.850% due 11/01/2022		23,148		23,552
3.100% due 04/05/2022		110		111
3.250% due 09/20/2022		16,184		16,494

86	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.950% due 02/01/2022	$	377	$	378
4.125% due 06/08/2023		970		1,008
5.750% due 04/06/2023		20,303		21,441

Illumina, Inc.
0.550% due 03/23/2023		21,500		21,397

Imperial Brands Finance PLC
3.500% due 02/11/2023		3,065		3,123
3.750% due 07/21/2022		47,325		47,852

Kia Corp.
1.000% due 04/16/2024		2,200		2,192
3.000% due 04/25/2023		28,365		29,151

Komatsu Finance America, Inc.
2.437% due 09/11/2022		10,350		10,458

Leidos, Inc.
2.950% due 05/15/2023		22,596		23,194

Lennar Corp.
4.750% due 11/15/2022		18,828		19,275

Martin Marietta Materials, Inc.
0.650% due 07/15/2023		21,520		21,450

NetApp, Inc.
3.250% due 12/15/2022		300		305

Panasonic Corp.
2.536% due 07/19/2022		11,430		11,522

Penske Truck Leasing Co. LP
2.700% due 03/14/2023		14,200		14,476

Pioneer Natural Resources Co.
0.550% due 05/15/2023		18,800		18,734

Rogers Communications, Inc.
0.814% (US0003M + 0.600%) due 03/22/2022 ~		72,630		72,706

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,495		3,520

Schneider Electric SE
2.950% due 09/27/2022		6,714		6,833

SK Broadband Co. Ltd.
3.875% due 08/13/2023		2,132		2,227

SK Hynix, Inc.
1.000% due 01/19/2024		4,000		3,957

SK Telecom Co. Ltd.
3.750% due 04/16/2023		700		725

Southern Natural Gas Co. LLC
0.625% due 04/28/2023		7,000		6,962

Stellantis NV
5.250% due 04/15/2023		2,000		2,100

Suntory Holdings Ltd.
2.550% due 06/28/2022		2,791		2,812

Thermo Fisher Scientific, Inc.
0.399% (SOFRRATE + 0.350%) due 04/18/2023 ~		44,000		43,954
0.439% (SOFRRATE + 0.390%) due 10/18/2023 ~		39,900		39,871

Time Warner Entertainment Co. LP
8.375% due 03/15/2023		1,890		2,050

Verisk Analytics, Inc.
4.125% due 09/12/2022		489		500

VMware, Inc.
0.600% due 08/15/2023		19,300		19,172
2.950% due 08/21/2022		15,500		15,684

Volkswagen Group of America Finance LLC
0.750% due 11/23/2022		30,800		30,801
2.900% due 05/13/2022		40,755		41,091
4.250% due 11/13/2023		4,313		4,556

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		1,520		1,523

Zoetis, Inc.
3.250% due 02/01/2023		6,600		6,727

				2,044,152

UTILITIES 7.3%

American Electric Power Co., Inc.
0.612% (US0003M + 0.480%) due 11/01/2023 ~		163,600		163,617

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

AT&T, Inc.
1.046% (US0003M + 0.890%) due 02/15/2023 ~	$	74,811	$	75,271

Atmos Energy Corp.
0.578% (US0003M + 0.380%) due 03/09/2023 ~		95,600		95,623
0.625% due 03/09/2023		26,600		26,505

BP Capital Markets PLC
0.864% (US0003M + 0.650%) due 09/19/2022 ~		1,000		1,003

Dominion Energy, Inc.
0.733% (US0003M + 0.530%) due 09/15/2023 ~		46,300		46,278

Duke Energy Corp.
0.851% (US0003M + 0.650%) due 03/11/2022 ~		66,900		66,963

Enel Finance International NV
2.650% due 09/10/2024		14,100		14,529

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024		11,510		11,831

KT Corp.
2.625% due 08/07/2022		14,340		14,476

Mississippi Power Co.
0.350% (SOFRRATE + 0.300%) due 06/28/2024 ~		16,575		16,520

NextEra Energy Capital Holdings, Inc.
0.430% (US0003M + 0.270%) due 02/22/2023 ~		20,450		20,421
0.450% (SOFRRATE + 0.400%) due 11/03/2023 ~		21,000		21,004
0.590% (SOFRINDX + 0.540%) due 03/01/2023 ~		28,500		28,548

Niagara Mohawk Power Corp.
2.721% due 11/28/2022		4,500		4,578

Oklahoma Gas and Electric Co.
0.553% due 05/26/2023		14,000		13,912

Pacific Gas & Electric Co.
1.200% (SOFRRATE + 1.150%) due 11/14/2022 ~		555		556
1.691% (US0003M + 1.480%) due 06/16/2022 ~		94,463		94,501
1.700% due 11/15/2023		14,000		14,039
1.750% due 06/16/2022		44,700		44,700
4.250% due 08/01/2023		1,600		1,657

Southern California Edison Co.
0.400% (SOFRINDX + 0.350%) due 06/13/2022 ~		30,000		30,009
0.690% (SOFRINDX + 0.640%) due 04/03/2023 ~		62,700		62,759
0.700% due 04/03/2023		27,400		27,275
0.700% due 08/01/2023		20,400		20,279

Southern California Gas Co.
0.548% (US0003M + 0.350%) due 09/14/2023 ~		9,700		9,691

Verizon Communications, Inc.
0.550% (SOFRINDX + 0.500%) due 03/22/2024 ~		13,160		13,215
1.256% (US0003M + 1.100%) due 05/15/2025 ~		56,931		58,072

				997,832

Total Corporate Bonds & Notes (Cost $7,968,578)				7,967,891

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023		6,000		6,013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.168% (US0001M) due 01/01/2042 ~	$	7,350	$	7,352

Total Municipal Bonds & Notes (Cost $13,350)				13,365

U.S. GOVERNMENT AGENCIES 14.2%

Fannie Mae
0.352% due 05/25/2037 •		14		15
0.386% due 06/25/2048 •		10,811		10,828
0.392% due 01/25/2037 •		279		281
0.402% due 12/25/2045 •		2,310		2,331
0.406% due 08/25/2044 •		3,596		3,595
0.432% due 02/25/2037 •		42		42
0.436% due 08/25/2044 - 12/25/2048 •		43,336		43,300
0.452% due 11/25/2036 •		56		56
0.486% due 07/25/2044 - 03/25/2060 •		29,974		30,143
0.492% due 08/25/2049 •		13,413		13,334
0.502% due 06/25/2026 •		92		92
0.504% due 04/18/2028 - 09/18/2031 •		452		453
0.512% due 09/25/2035 •		299		302
0.522% due 03/25/2037 •		220		222
0.536% due 07/25/2046 - 08/25/2050 •		20,304		20,354
0.552% due 02/25/2038 - 06/25/2059 •		13,338		13,504
0.586% due 07/25/2046 •		4,885		4,903
0.602% due 06/25/2031 - 11/25/2059 •		34,275		34,610
0.604% due 05/18/2032 •		90		90
0.652% due 12/25/2059 •		3,190		3,251
0.654% due 03/18/2032 •		89		90
0.782% due 12/25/2037 •		338		347
0.802% due 05/25/2037 •		68		69
0.852% due 03/25/2037 - 02/25/2040 •		67		70
0.875% due 12/18/2026		101,600		99,077
0.882% due 02/25/2038 •		711		727
0.952% due 07/25/2038 •		55		57
1.002% due 03/25/2032 •		17		18
2.000% due 12/25/2044		1,355		1,374
2.024% due 05/01/2038 •		296		311
2.329% due 01/01/2036 •		2,261		2,404

Federal Home Loan Bank
0.620% due 12/09/2024		72,000		71,361
0.625% due 11/27/2024		73,000		72,184
0.750% due 11/22/2023		57,300		57,274
0.790% due 02/25/2026		50,000		49,523
0.800% due 11/27/2023		20,000		19,967
0.900% due 03/03/2026		46,300		45,582
0.960% due 03/05/2026		204,000		201,544
1.000% due 11/08/2024 - 03/23/2026		58,275		57,947
1.050% due 08/13/2026		130,600		128,993
1.100% due 08/20/2026		85,000		84,123
1.110% due 07/27/2026		46,000		45,571

Freddie Mac
0.360% due 11/15/2036 - 01/15/2040 •		18		18
0.406% due 05/15/2038 •		2,586		2,604
0.416% due 05/15/2041 •		2,824		2,828
0.430% due 02/15/2037 •		789		795
0.436% due 03/15/2037 - 03/15/2043 •		44,822		44,990
0.486% due 12/15/2042 - 11/15/2044 •		6,423		6,502
0.506% due 06/15/2044 •		8,241		8,277
0.530% due 04/15/2041 •		226		228
0.536% due 12/15/2037 •		1,601		1,600
0.552% due 09/25/2049 •		13,797		13,906
0.560% due 09/15/2048 - 04/15/2049 •		5,452		5,488

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	87

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.602% due 12/25/2049 •	$	5,081	$	5,126
0.610% due 07/15/2039 •		31		31
0.650% due 10/22/2025		44,000		42,887
0.800% due 10/27/2026 - 10/28/2026		52,200		50,796
1.000% due 01/15/2041 - 09/15/2044		99,962		99,056
2.317% due 09/01/2037 •		1,729		1,842

Ginnie Mae
0.281% due 06/20/2066 •		292		291
0.431% due 08/20/2065 •		19,330		19,324
0.450% due 06/20/2051 - 07/20/2051 •		272,028		271,352
0.481% due 10/20/2062 •		3,253		3,256
0.499% due 06/20/2046 •		19,218		19,315
0.504% due 07/20/2049 •		8,236		8,290
0.551% due 06/20/2067 •		1,329		1,333
0.554% due 03/20/2049 - 06/20/2049 •		22,579		22,764
0.581% due 03/20/2061 - 07/20/2067 •		6,235		6,249
0.584% due 12/20/2068 •		7,313		7,235
0.590% due 05/20/2063 •		681		676
0.631% due 04/20/2062 •		2,053		2,060
0.681% due 05/20/2065 - 10/20/2065 •		11,053		11,125
0.704% due 09/20/2040 •		3,984		4,026
0.724% due 05/20/2041 •		7,858		7,934
0.731% due 12/20/2064 - 10/20/2065 •		17,502		17,649
0.734% due 10/20/2040 •		7,287		7,358
0.754% due 05/20/2041 •		2,149		2,171
0.781% due 02/20/2062 •		3,190		3,209
0.804% due 04/20/2070 •		44,884		45,789
0.808% due 01/16/2040 •		2,941		2,988
0.831% due 12/20/2065 - 08/20/2066 •		9,488		9,597
0.844% due 02/20/2040 •		2,544		2,581
0.854% due 03/20/2040 •		6,873		6,980
0.861% due 09/20/2066 •		1,497		1,514
0.874% due 04/20/2040 •		5,149		5,232
0.881% due 05/20/2066 - 07/20/2066 •		9,704		9,826
0.904% due 03/20/2040 •		5,478		5,573
0.911% due 08/20/2066 •		931		945
1.001% due 07/20/2065 •		4,883		4,955
1.029% due 04/20/2067 •		1,610		1,622
1.031% due 06/20/2067 •		5,870		5,918
1.081% due 01/20/2066 •		4,424		4,508
1.131% due 02/20/2066 •		10,637		10,769
2.500% due 01/20/2049 - 10/20/2049		3,890		4,010
3.000% due 07/20/2046		602		610
6.000% due 12/15/2033		13		15
6.500% due 11/15/2033 - 09/15/2034		19		20
7.000% due 02/15/2024 - 07/15/2032		53		54
7.500% due 07/15/2024 - 06/15/2028		33		35

Total U.S. Government Agencies (Cost $1,957,576)				1,946,451

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.5%

AREIT Trust
1.184% due 09/14/2036 •		5,861		5,864
1.190% due 07/17/2026 •		30,000		30,033

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~		21,617		21,519

BDS Ltd.
1.464% due 09/15/2035 •		23,404		23,446

Bear Stearns Adjustable Rate Mortgage Trust
2.478% due 08/25/2033 ~		350		365

Beneria Cowen & Pritzer Collateral Funding Corp.
0.909% due 06/15/2038 •		5,500		5,449

BFLD Trust
1.260% due 10/15/2035 •		12,000		12,022

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

BHP Trust
1.085% due 08/15/2036 •	$	2,561	$	2,559

BPCRE Ltd.
0.959% due 02/15/2037 •		3,919		3,917

Brass PLC
0.855% due 11/16/2066 •		4,233		4,248

BXMT Ltd.
1.564% due 11/15/2037 •		57,900		57,952

CGRBS Commercial Mortgage Trust
3.369% due 03/13/2035		1,480		1,509

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~		32,426		32,150

Commercial Mortgage Trust
1.400% due 12/15/2038 •		10,000		10,025

Credit Suisse Mortgage Capital Trust
1.110% due 07/15/2032 •		13,000		12,976
1.460% due 10/15/2037 •		8,700		8,710

CRSNT Commercial Mortgage Trust
0.930% due 04/15/2036 •		52,400		52,308

DBCG Mortgage Trust
0.810% due 06/15/2034 •		78,640		78,478

GCAT Trust
2.650% due 10/25/2068 ~		2,776		2,820

Gosforth Funding PLC
0.628% due 08/25/2060 •		3,897		3,902

GPMT Ltd.
1.354% due 07/16/2035 •		33,561		33,588

GS Mortgage Securities Corp. Trust
1.010% due 07/15/2031 •		7,500		7,485

GS Mortgage Securities Trust
3.648% due 01/10/2047		4,094		4,194

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		67,267		67,333

Hilton USA Trust
2.828% due 11/05/2035		11,600		11,611

IMT Trust
0.810% due 06/15/2034 •		2,112		2,111

JP Morgan Chase Commercial Mortgage Securities Trust
1.110% due 09/15/2029 •		45,400		45,333

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		6,215		6,212

LoanCore Issuer Ltd.
0.964% due 07/15/2035 •		14,940		14,844

LUXE Commercial Mortgage Trust
1.160% due 10/15/2038 •		15,500		15,518

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.810% due 11/15/2031 •		446		456

MF1 Ltd.
1.123% due 12/15/2034 •		2,700		2,704

MFA Trust
1.131% due 07/25/2060 ~		45,161		44,468
1.381% due 04/25/2065 ~		19,620		19,565

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		869		884

Morgan Stanley Capital Trust
1.279% due 12/15/2023 •		47,200		47,289

Natixis Commercial Mortgage Securities Trust
1.060% due 08/15/2038 •		3,000		3,002

Onslow Bay Mortgage Loan Trust
1.957% due 10/25/2061 ~		38,070		37,962

PFP Ltd.
0.960% due 04/14/2038 •		35,198		35,228
1.158% due 04/14/2037 •		14,089		14,093

Ready Capital Mortgage Financing LLC
1.102% due 04/25/2038 •		24,012		23,919

RESIMAC Bastille Trust
0.753% due 02/03/2053 •		33,629		33,640

RESIMAC Premier
0.801% due 07/10/2052 •		9,392		9,385

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		8,562		8,517

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Starwood Mortgage Trust
0.968% due 11/15/2036 •	$	17,200	$	17,168

Towd Point HE Trust
0.918% due 02/25/2063 ~		15,450		15,393

UBS-Barclays Commercial Mortgage Trust
0.891% due 04/10/2046 •		14,051		14,015

Verus Securitization Trust
0.820% due 10/25/2063 ~		13,488		13,438
1.630% due 10/25/2066 ~		50,543		50,368

VMC Finance LLC
1.204% due 06/16/2036 •		16,623		16,621

Wells Fargo Commercial Mortgage Trust
0.955% due 12/13/2031 •		5,400		5,363
1.159% due 07/15/2046 •		4,229		4,229

Wells Fargo-RBS Commercial Mortgage Trust
3.071% due 03/15/2045		24,174		24,513

Total Non-Agency Mortgage-Backed Securities (Cost $1,023,793)				1,020,701

ASSET-BACKED SECURITIES 12.6%

American Money Management Corp. CLO Ltd.
0.992% due 04/17/2029 •		20,507		20,487

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023		2,601		2,601

Anchorage Capital CLO Ltd.
1.174% due 07/15/2030 •		4,400		4,399

Apex Credit CLO Ltd.
1.204% due 09/20/2029 •		10,200		10,175

Apidos CLO
1.022% due 07/18/2029 •		24,900		24,885
1.052% due 07/17/2030 •		15,800		15,780

Arbor Realty Commercial Real Estate Notes Ltd.
1.210% due 05/15/2036 •		6,400		6,392

Arch Street CLO Ltd.
1.132% due 10/20/2028 •		14,462		14,466

ARI Fleet Lease Trust
0.590% due 11/15/2027 •		2,326		2,327

Arkansas Student Loan Authority
1.078% due 11/25/2043 •		396		398

Atlas Senior Loan Fund Ltd.
1.002% due 04/20/2028 •		1,942		1,943

Benefit Street Partners CLO Ltd.
1.074% due 10/15/2030 •		12,300		12,285
1.152% due 01/17/2032 •		8,600		8,610

Carlyle Global Market Strategies CLO Ltd.
1.105% due 08/14/2030 •		42,600		42,568

Carlyle U.S. CLO Ltd.
1.132% due 04/20/2031 •		10,000		9,993

CarMax Auto Owner Trust
0.490% due 06/15/2023		1,562		1,563

Catamaran CLO Ltd.
1.228% due 04/22/2030 •		20,893		20,813

Chesapeake Funding LLC
0.510% due 04/15/2031 •		4,957		4,958
0.590% due 09/15/2031 •		5,089		5,096
0.760% due 08/16/2032 •		11,154		11,199
0.870% due 08/16/2032		10,243		10,257

CIFC Funding Ltd.
1.074% due 10/24/2030 •		40,000		39,940

CIT Mortgage Loan Trust
1.453% due 10/25/2037 •		8,355		8,400

Citibank Credit Card Issuance Trust
0.724% due 04/22/2026 •		6,000		6,069

Commonbond Student Loan Trust
0.952% due 05/25/2041 •		418		418

Crestline Denali CLO Ltd.
1.162% due 04/20/2030 •		23,900		23,906

Dllmt LLC
1.000% due 07/21/2025		3,000		2,985

88	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Dryden Senior Loan Fund
1.104% due 04/15/2028 •	$	4,800	$	4,798
1.144% due 04/15/2029 •		21,983		21,993

DT Auto Owner Trust
0.540% due 04/15/2024		702		702
1.140% due 01/16/2024		535		536

Edsouth Indenture LLC
0.833% due 04/25/2039 •		685		684
1.253% due 09/25/2040 •		92		93

Elevation CLO Ltd.
1.080% due 10/25/2030 •		15,600		15,576

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		9,650		9,578

Flagship Credit Auto Trust
0.700% due 04/15/2025		1,727		1,729
1.490% due 07/15/2024		2,032		2,036

Ford Credit Floorplan Master Owner Trust
0.610% due 09/15/2025 •		47,700		47,949
0.710% due 09/15/2024 •		20,400		20,455

Galaxy CLO Ltd.
1.094% due 10/15/2030 •		6,900		6,890

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		6,000		6,000

GoldenTree Loan Management U.S. CLO Ltd.
1.034% due 11/20/2030 •		26,700		26,660

KVK CLO Ltd.
1.027% due 01/14/2028 •		1,027		1,028

LCM LP
1.132% due 07/20/2030 •		800		798
1.172% due 10/20/2027 •		1,808		1,808

LMREC LLC
1.152% due 04/22/2037 •		14,000		13,995

Marathon CLO Ltd.
1.274% due 04/15/2029 •		20,297		20,323

Master Credit Card Trust
0.593% due 07/21/2024 •		12,000		12,037

MMAF Equipment Finance LLC
2.330% due 12/08/2025		1,071		1,077

Mountain View CLO LLC
1.162% due 01/16/2031 •		16,500		16,480
1.212% due 10/16/2029 •		10,000		10,004

MP CLO Ltd.
1.012% due 10/18/2028 •		19,770		19,795

Nassau Ltd.
1.274% due 10/15/2029 •		26,500		26,507

Navient Private Education Loan Trust
1.110% due 04/15/2069 •		12,627		12,712
1.360% due 02/15/2029 •		831		834

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069		24,647		24,558
1.580% due 04/15/2070		42,200		42,081
1.690% due 05/15/2069		12,280		12,294
3.130% due 02/15/2068		4,640		4,732

Navient Student Loan Trust
0.703% due 07/26/2066 •		4,962		4,973
0.903% due 07/26/2066 •		6,806		6,842
1.153% due 12/27/2066 •		16,792		16,944

Nelnet Student Loan Trust
0.334% due 12/24/2035 •		3,214		3,182
0.703% due 03/25/2030 •		1,743		1,751
0.902% due 08/25/2067 •		22,527		22,508
0.903% due 09/25/2065 •		14,265		14,252
0.953% due 02/25/2066 •		10,044		10,126
1.420% due 04/20/2062		1,151		1,135

Northstar Education Finance, Inc.
0.803% due 12/26/2031 •		521		523

Octagon Investment Partners Ltd.
1.156% due 02/14/2031 •		3,900		3,896

Oscar U.S. Funding LLC
0.390% due 08/12/2024		11,300		11,301

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024		1,087		1,092

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

OZLM Ltd.
1.185% due 05/16/2030 •	$	7,000	$	7,000
1.194% due 10/17/2029 •		29,100		29,100

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		21,700		21,709
0.960% due 02/20/2028 •		18,372		18,364
0.971% due 07/20/2029 •		65,300		65,253
1.010% due 08/20/2027 •		14,192		14,198
1.024% due 10/24/2027 •		5,694		5,697
1.056% due 11/15/2026 •		2,074		2,075
1.102% due 04/20/2027 •		865		866

PFS Financing Corp.
1.210% due 06/15/2024		16,800		16,855

PHEAA Student Loan Trust
1.053% due 11/25/2065 •		6,194		6,188

PRET LLC
1.868% due 07/25/2051 þ		5,416		5,381

Romark CLO Ltd.
1.154% due 10/23/2030 •		40,500		40,511

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024		3,488		3,499

Santander Retail Auto Lease Trust
1.690% due 01/20/2023		635		635

Saranac CLO Ltd.
1.254% due 08/13/2031 •		16,400		16,402

SLC Student Loan Trust
0.313% due 03/15/2027 •		2,038		2,035
0.323% due 06/15/2029 •		9,807		9,788

SLM Private Credit Student Loan Trust
0.513% due 12/15/2038 •		6,342		6,239

SLM Student Loan Trust
0.244% due 01/25/2027 •		7,914		7,898
0.264% due 10/25/2028 •		1,312		1,308
0.673% due 12/15/2027 •		4,126		4,127
0.753% due 12/15/2025 •		1,727		1,727
0.753% due 12/27/2038 •		2,448		2,460
0.803% due 01/25/2029 •		2,786		2,725
1.624% due 04/25/2023 •		209		211

SMB Private Education Loan Trust
0.710% due 03/17/2053 •		9,456		9,434
1.010% due 09/15/2034 •		8,815		8,865
1.210% due 09/15/2034 •		4,030		4,065
1.210% due 07/15/2053 •		2,839		2,891
1.290% due 07/15/2053		22,516		22,282
1.310% due 07/15/2027 •		648		648
2.340% due 09/15/2034		5,162		5,211
2.490% due 06/15/2027		103		104
2.980% due 07/15/2027		604		606

SoFi Professional Loan Program LLC
0.453% due 02/25/2042 •		403		402
0.703% due 07/25/2040 •		550		551
0.803% due 03/26/2040 •		519		519
0.953% due 07/25/2039 •		607		607
1.053% due 01/25/2039 •		116		117
1.203% due 10/27/2036 •		1,611		1,615
1.403% due 02/25/2040 •		723		728
1.852% due 08/25/2036 •		712		713
2.360% due 12/27/2032		186		187
2.650% due 09/25/2040		1,992		2,015
2.740% due 05/25/2040		1,646		1,663

SoFi Professional Loan Program Trust
1.950% due 02/15/2046		19,522		19,661

Sound Point CLO Ltd.
1.024% due 01/23/2029 •		8,800		8,800
1.104% due 07/25/2030 •		10,000		10,006
1.114% due 01/23/2029 •		21,897		21,904
1.182% due 10/20/2028 •		2,577		2,578

Symphony CLO Ltd.
1.077% due 07/14/2026 •		8,029		8,033

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		4,250		4,248

TCW CLO Ltd.
1.124% due 04/25/2031 •		19,100		19,071

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Towd Point Mortgage Trust
0.692% due 02/25/2057 •	$	1,345	$	1,344
1.102% due 10/25/2059 •		2,413		2,428
1.636% due 04/25/2060 ~		73,004		72,595
2.710% due 01/25/2060 ~		25,064		25,474
2.900% due 10/25/2059 ~		20,375		20,797
3.678% due 03/25/2058 ~		13,436		13,924

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033		41,800		41,726

Upstart Securitization Trust
2.322% due 04/22/2030		460		461

Utah State Board of Regents
0.853% due 09/25/2056 •		8,293		8,266
0.853% due 01/25/2057 •		5,209		5,134

Venture CLO Ltd.
1.122% due 07/20/2030 •		34,400		34,362
1.152% due 04/20/2029 •		38,445		38,464
1.182% due 07/20/2030 •		8,500		8,501
1.206% due 08/28/2029 •		36,400		36,384

Vibrant CLO Ltd.
1.164% due 06/20/2029 •		10,998		10,990

Voya CLO Ltd.
1.032% due 07/20/2029 •		58,489		58,477
1.072% due 04/17/2030 •		30,500		30,492
1.104% due 06/07/2030 •		10,000		10,003
1.124% due 10/15/2030 •		14,500		14,502

Wellfleet CLO Ltd.
1.022% due 04/20/2029 •		12,325		12,323
1.022% due 07/20/2029 •		19,217		19,194

Westlake Automobile Receivables Trust
0.560% due 05/15/2024		6,284		6,285

Total Asset-Backed Securities (Cost $1,722,980)				1,720,081

SOVEREIGN ISSUES 2.6%

Caisse des Depots et Consignations
2.750% due 01/18/2022		34,400		34,434

Export Development Canada
0.520% due 05/26/2024		38,800		38,316
2.000% due 05/17/2022		42,000		42,277

Export-Import Bank of India
1.160% (US0003M + 1.000%) due 08/21/2022 ~		31,468		31,588

Export-Import Bank of Korea
0.745% (US0003M + 0.525%) due 06/25/2022 ~		10,000		10,021
0.933% (US0003M + 0.800%) due 07/05/2022 ~		7,580		7,605
0.954% (US0003M + 0.740%) due 03/22/2023 ~		3,800		3,826
1.057% (US0003M + 0.925%) due 11/01/2022 ~		14,400		14,492

Korea Development Bank
0.689% (US0003M + 0.475%) due 10/01/2022 ~		3,900		3,911
0.852% (US0003M + 0.725%) due 07/06/2022 ~		11,195		11,228
0.929% (US0003M + 0.800%) due 10/30/2022 ~		5,100		5,127

Korea Expressway Corp.
0.764% (US0003M + 0.640%) due 07/25/2022 ~		9,000		9,024
0.780% (US0003M + 0.600%) due 11/25/2022 ~		58,800		58,853

Korea National Oil Corp.
0.997% (US0003M + 0.875%) due 07/16/2023 ~		7,400		7,466

Nederlandse Waterschapsbank NV
1.875% due 04/14/2022		50,000		50,225

Tokyo Metropolitan Government
0.750% due 07/16/2025		21,300		20,817
2.500% due 06/08/2022		1,600		1,612

Total Sovereign Issues (Cost $351,636)				350,822

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	89

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

COMMERCIAL PAPER 1.4%

International Flavors & Fragrances, Inc.
0.500% due 02/25/2022	$	45,000	$	44,978
0.550% due 03/01/2022		15,000		14,992

Mitsubishi HC Capital, Inc.
0.590% due 01/20/2022		25,000		24,996

Parker-Hannifin Corp.
0.620% due 04/22/2022		59,600		59,513
0.750% due 03/02/2022		2,600		2,598
0.750% due 03/03/2022		41,700		41,672

				188,749

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 1.7%
			$	229,570

U.S. TREASURY BILLS 1.5%
0.051% due 02/17/2022 - 05/12/2022 (a)(b)	$	211,400		211,376

Total Short-Term Instruments (Cost $629,628)				629,695

Total Investments in Securities (Cost $13,667,541)				13,649,006

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
0.070% (c)(d)(e)	1,552,161	$	1,552

Total Short-Term Instruments (Cost $1,552)			1,552

Total Investments in Affiliates (Cost $1,552)			1,552

Total Investments 99.8% (Cost $13,669,093)		$	13,650,558

Other Assets and Liabilities, net 0.2%			26,872

Net Assets 100.0%		$	13,677,430

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $1,509 were out on loan in exchange for $1,552 of cash collateral as of December 31, 2021. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(e)	Coupon represents a 7-Day Yield.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.719%	05/01/2025	04/27/2021	$28,400	$28,662	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.040%	12/31/2021	01/03/2022	$119,700	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(122,104)	$119,700	$119,701
FICC	0.000	12/31/2021	01/03/2022	9,870	U.S. Treasury Notes 2.875% due 08/15/2028	(10,068)	9,870	9,870
JPS	0.040	12/31/2021	01/03/2022	100,000	U.S. Treasury Bonds 1.250% due 05/15/2050	(102,582)	100,000	100,000

Total Repurchase Agreements						$(234,754)	$229,570	$229,571

90	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
TDM	(0.250)%	12/01/2021	TBD	(3)	$(486)	$(486)

Total Reverse Repurchase Agreements						$(486)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$119,701	$0	$0	$0	$119,701	$(122,104)	$(2,403)
FICC	9,870	0	0	0	9,870	(10,068)	(198)
JPS	100,000	0	0	0	100,000	(102,582)	(2,582)
TDM	0	(486)	0	0	(486)	501	15

Master Securities lending Agreement
BMO	0	0	0	7	7	(7)	0
RDR	0	0	0	1,502	1,502	(1,545)	(43)

Total Borrowings and Other Financing Transactions	$229,571	$(486)	$0	$1,509

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(486)	$(486)

Total	$0	$0	$0	$(486)	$(486)

Securities Lending Transactions(5)
Corporate Bonds & Notes	1,552	0	0	0	1,552

Total	$1,552	$0	$0	$0	$1,552

Total Borrowings	$1,552	$0	$0	$(486)	$1,066

Payable for reverse repurchase agreements and securities on loan - cash collateral					$1,066

(h)	Securities with an aggregate market value of $501 have been pledged as collateral under the terms of the above master agreements as of December 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2021 was $(20,625) at a weighted average interest rate of 0.079%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	91

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)	December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,925,907	$0	$4,925,907
Industrials	0	2,044,152	0	2,044,152
Utilities	0	997,832	0	997,832
Municipal Bonds & Notes
California	0	6,013	0	6,013
Washington	0	7,352	0	7,352
U.S. Government Agencies	0	1,946,451	0	1,946,451
Non-Agency Mortgage-Backed Securities	0	1,020,701	0	1,020,701
Asset-Backed Securities	0	1,720,081	0	1,720,081
Sovereign Issues	0	350,822	0	350,822

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Short-Term Instruments
Commercial Paper	$0	$188,749	$0	$188,749
Repurchase Agreements	0	229,570	0	229,570
U.S. Treasury Bills	0	211,376	0	211,376

	$0	$13,649,006	$0	$13,649,006

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,552	0	0	1,552

Total Investments	$1,552	$13,649,006	$0	$13,650,558

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

92	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

MUNICIPAL BONDS & NOTES 84.6%

ALABAMA 1.5%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
0.450% (MUNIPSA) due 10/01/2052 ~	$2,000	$2,001
4.000% due 06/01/2051	700	852

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	1,000	1,213

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,250	4,289

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2030	550	726

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,405

		10,486

ALASKA 0.5%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,650	3,324

ARIZONA 0.8%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,835

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,416

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	460

		5,711

CALIFORNIA 3.4%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.550% (MUNIPSA) due 04/01/2056 ~	2,000	2,018

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	3,000	3,647
4.000% due 10/01/2052	2,000	2,310

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2035	1,750	2,099
4.000% due 04/01/2037	1,250	1,493
5.000% due 04/01/2032	700	909

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2032	1,000	1,255

California Health Facilities Financing Authority Revenue Notes, Series 2021
5.000% due 11/01/2031	550	751

California State General Obligation Bonds, Series 2020
4.000% due 11/01/2034	1,750	2,155

California State General Obligation Bonds, Series 2021
4.000% due 10/01/2033	1,000	1,242

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2021
2.746% due 06/01/2034	3,000	3,025

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,555

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	$1,000	$1,073

		23,532

COLORADO 1.7%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,807

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,930

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	1,078
5.000% due 11/15/2049	1,500	1,811

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,679

E-470 Public Highway Authority, Colorado Revenue Notes, Series 2020
5.000% due 09/01/2028	1,050	1,317

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	875	1,080

		11,702

CONNECTICUT 4.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,756
5.000% due 08/15/2027	3,000	3,658

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	4,556
5.000% due 05/01/2032	1,380	1,793

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,706
5.000% due 10/01/2033	1,020	1,280

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,573

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	2,127

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,480

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,312

Metropolitan District, Connecticut General Obligation Bonds, Series 2019
5.000% due 07/15/2030	2,000	2,556

		29,797

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2040	1,500	1,503

DISTRICT OF COLUMBIA 0.3%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,332

FLORIDA 4.3%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	$450	$564
5.000% due 07/01/2031	900	1,127

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	1,000	1,216
5.000% due 11/15/2032	800	1,076

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	3,000	4,002

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2028	1,000	1,259

JEA Electric System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	3,505	4,496

JEA Water & Sewer System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	1,150	1,483

JEA Water & Sewer System, Florida Revenue Bonds, Series 2021
5.000% due 10/01/2032	1,410	1,902

JEA Water & Sewer System, Florida Revenue Notes, Series 2021
5.000% due 10/01/2031	1,000	1,357

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	505	595

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	1,000	1,129

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	3,500	3,545

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (c)	275	259
0.000% due 10/01/2028 (c)	475	427

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,326

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,584

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (c)	200	150
5.000% due 07/01/2031	350	450

		29,982

GEORGIA 3.7%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	500

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	3,156

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	2,000	2,061

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	4,041

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	724

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,280

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	845

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	93

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
0.896% (US0001M) due 08/01/2048 ~	$1,510	$1,522

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	3,081

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	3,000	3,523

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,476

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2027	335	404
5.000% due 01/01/2028	400	493
5.000% due 01/01/2029	450	569
5.000% due 01/01/2031	360	461
5.000% due 01/01/2032	285	362

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,242

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2028	175	213
5.000% due 01/01/2029	165	205

		26,158

GUAM 0.1%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	819

HAWAII 0.3%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,315

ILLINOIS 9.0%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,061

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2028	2,000	2,493

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,520

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	2,260

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,242

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	4,000	4,100

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	1,000	1,144

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,148

Illinois Finance Authority Revenue Bonds, Series 2020
5.000% due 08/15/2033	1,750	2,274

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,011
5.000% due 08/01/2023	2,590	2,774

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2023	2,765	2,990

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,653

Illinois State General Obligation Notes, Series 2021
5.000% due 03/01/2024	1,000	1,095
5.000% due 12/01/2028	2,000	2,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	$1,500	$1,592

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	3,159

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	1,525	1,841

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 12/15/2035 (a)(c)	1,500	1,068
0.000% due 06/15/2036 (a)(c)	500	350
0.000% due 12/15/2037 (a)(c)	1,000	665

Northern Illinois University Revenue Notes, (BAM Insured), Series 2021
5.000% due 10/01/2028	325	403
5.000% due 10/01/2029	300	379

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,171

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,415

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	5,540

		62,821

INDIANA 1.2%

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	4,500	4,799
Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,870

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	361

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,612

		8,642

KENTUCKY 1.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,138

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	3,392

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
5.000% due 11/01/2031	2,500	3,125

		8,655

LOUISIANA 1.5%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	2,330	3,095
Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	1,039

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	900	928
2.125% due 06/01/2037	2,800	2,890
Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
4.000% due 02/01/2035	2,250	2,665

		10,617

MAINE 0.1%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	366
5.000% due 01/01/2029	225	281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/01/2030	$270	$342

		989

MARYLAND 1.1%
Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,699

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	2,500	2,989

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2036	200	235
5.000% due 06/01/2033	445	572

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2031	350	452
Maryland State Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2030	1,250	1,650

		7,597

MASSACHUSETTS 1.8%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,134

Massachusetts Bay Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2028	1,000	1,263

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,862
Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	2,390	2,720

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,210

University of Massachusetts Building Authority Revenue Notes, Series 2021
5.000% due 11/01/2029	2,700	3,520

		12,709

MICHIGAN 2.0%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,380	5,348

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.688% (US0003M) due 07/01/2032 ~	3,000	3,013

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,377

Michigan Finance Authority Revenue Notes, Series 2021
3.000% due 08/22/2022	2,585	2,631

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,891

		14,260

MINNESOTA 0.2%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,203

MISSISSIPPI 0.2%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,576

94	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.7%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
5.000% due 07/01/2032	$1,200	$1,602

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
5.000% due 07/01/2031	1,500	2,013

Kansas City, Missouri Water Revenue Bonds, Series 2020
4.000% due 12/01/2034	1,000	1,225

		4,840

NEBRASKA 1.4%

Douglas County, Nebraska Revenue Bonds, Series 2021
0.630% (MUNIPSA) due 07/01/2035 ~	2,000	2,008

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	4,500	4,512

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,221

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,151

		9,892

NEVADA 0.2%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,687

NEW HAMPSHIRE 0.3%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,164

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2026	265	293
4.000% due 01/01/2027	250	280

		1,737

NEW JERSEY 3.4%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,021

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.650% (MUNIPSA) due 09/01/2027 ~	3,000	3,033

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2034	500	589

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	3,500	4,189

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,023

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	2,000	2,427

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,644
4.000% due 06/15/2036	1,000	1,172

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	$2,250	$2,706

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,169
5.000% due 06/01/2028	2,000	2,483

		23,477

NEW MEXICO 1.0%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,531

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,406

		6,937

NEW YORK 13.4%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,016

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	1,400	1,435

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.886% (US0001M) due 11/01/2026 ~	1,075	1,075

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,397

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2030	3,000	3,630
5.000% due 11/15/2031	1,000	1,207

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	805	830

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,695	1,780

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,188

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,601

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	2,500	2,677

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	1,150	1,413
5.000% due 01/01/2029	1,250	1,567

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,904

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 08/01/2029	2,300	2,973

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,579

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
5.000% due 11/01/2031	5,000	6,674

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2024	1,500	1,692

New York City Water & Sewer System, New York Revenue Bonds, Series 2015
5.000% due 06/15/2039	5,000	5,717

New York City Water & Sewer System, New York Revenue Notes, Series 2021
5.000% due 06/15/2031	3,500	4,733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Water & Sewer System Revenue Notes, Series 2021
5.000% due 06/15/2028	$2,500	$3,028

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	424

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,787
5.000% due 01/15/2032	500	613

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,535	2,744

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2035	6,500	7,830

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2030	6,000	7,851

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,456

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,272

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	2,000	2,552

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2050	3,000	3,550

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,508
5.000% due 06/01/2027	2,800	3,417

		94,120

NORTH CAROLINA 1.1%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	2,500	3,363

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,698
5.000% due 10/01/2027	1,120	1,156

North Carolina State Revenue Notes, Series 2021
5.000% due 03/01/2031	1,150	1,525

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	276

		8,018

OHIO 3.5%

Allen County, Ohio Hospital Facilities Revenue Notes, Series 2020
5.000% due 12/01/2029	1,500	1,934

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	805

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	3,500	3,938
5.000% due 06/01/2033	1,650	2,097

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,495

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	1,000	1,289

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,285

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	906

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	95

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2029	$115	$143

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	3,358

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,277

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,625

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,275

		24,427

OKLAHOMA 0.2%

Oklahoma Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	1,000	1,161

OREGON 0.9%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	776
5.000% due 08/15/2034	1,250	1,610

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2027	500	615
5.000% due 06/15/2028	700	883
5.000% due 06/15/2029	800	1,032
5.000% due 06/15/2030	925	1,219

		6,135

PENNSYLVANIA 3.6%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,340	1,641

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,720

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 06/01/2030	2,120	2,753

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,425

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	1,500	1,787

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	940

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	5,358

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	1,310	1,670

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	390
5.000% due 08/15/2031	300	343
5.000% due 08/15/2033	1,000	1,144

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,508

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2025	650	736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	$750	$865

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,155

University of Pittsburgh-of the Commonwealth System of Higher Education, Pennsylvania Revenue Notes, Series 2021
4.000% due 04/15/2026	550	625

		25,060

PUERTO RICO 0.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.608% (US0003M) due 07/01/2029 ~	1,280	1,279

RHODE ISLAND 1.2%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,403

SOUTH CAROLINA 0.4%

South Carolina Public Service Authority Revenue Bonds, Series 2021
4.000% due 12/01/2033	2,000	2,434

SOUTH DAKOTA 0.3%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,040

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,038

		2,078

TENNESSEE 1.4%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,672

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,539
5.250% due 09/01/2026	1,745	2,050

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	2,000	2,572

		9,833

TEXAS 5.9%

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2028	300	351
4.000% due 02/15/2030	305	367

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
5.000% due 01/01/2032	110	143

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027	3,000	3,487
5.000% due 01/01/2030	205	263

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,448

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,035

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2027	350	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	$920	$1,187

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	564

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
0.719% (US0001M) due 11/15/2046 ~	1,000	1,004

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2021
5.000% due 10/01/2051	5,000	6,688

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	4,101

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,778

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2033	1,250	1,582

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,356

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,171

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,031

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
1.586% (US0003M) due 12/15/2026 ~	2,500	2,501

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,425	1,659

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2026	1,250	1,484

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	317
5.000% due 10/15/2030	3,010	3,817

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	515

		41,281

UTAH 0.2%

University of Utah Revenue Bonds, Series 2020
5.000% due 08/01/2033	1,000	1,312

VIRGINIA 0.5%

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	3,800	3,835

WASHINGTON 3.2%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,792

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2033	2,000	2,616

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	603

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.150% (MUNIPSA) due 01/01/2042 ~	2,500	2,512

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	578

96	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	$3,500	$4,269

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2025	250	283

Washington State Housing Finance Commission Revenue Bonds, Series 2021
3.500% due 12/20/2035	4,959	5,750

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,062

		22,465

WEST VIRGINIA 0.6%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,035

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	1,848	1,893

		3,928

WISCONSIN 1.6%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	2,000	2,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2028	$255	$297

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2029 (c)	2,105	1,811

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	3,500	4,480

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,435

		11,461

Total Municipal Bonds & Notes (Cost $566,939)		592,530

SHORT-TERM INSTRUMENTS 15.5%

REPURCHASE AGREEMENTS (e) 0.1%
		530

SHORT-TERM NOTES 0.3%

Federal Home Loan Bank
0.041% due 02/02/2022 (c)(d)	2,200	2,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 12.2%
0.049% due 01/04/2022 - 04/28/2022 (a)(b)(c)	$85,900	$85,894

U.S. TREASURY CASH MANAGEMENT BILLS 2.9%
0.060% due 03/15/2022 - 03/29/2022 (b)(c)	20,200	20,198

Total Short-Term Instruments (Cost $108,820)		108,822

Total Investments in Securities (Cost $675,759)		701,352

Total Investments 100.1% (Cost $675,759)		$701,352

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)		(14)

Other Assets and Liabilities, net (0.1)%		(622)

Net Assets 100.0%		$700,716

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$530	U.S. Treasury Notes 2.875% due 08/15/2028	$(541)	$530	$530

Total Repurchase Agreements						$(541)	$530	$530

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$530	$0	$0	$530	$(541)	$(11)

Total Borrowings and Other Financing Transactions	$530	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	97

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2022	220	$(28,703)	$93	$0	$(14)

Total Futures Contracts				$93	$0	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(14)	$0	$ (14)

Cash of $829 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$93	$93

98	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$10,486	$0	$10,486
Alaska	0	3,324	0	3,324
Arizona	0	5,711	0	5,711
California	0	23,532	0	23,532
Colorado	0	11,702	0	11,702
Connecticut	0	29,797	0	29,797
Delaware	0	1,503	0	1,503
District of Columbia	0	2,332	0	2,332
Florida	0	29,982	0	29,982
Georgia	0	26,158	0	26,158
Guam	0	819	0	819
Hawaii	0	2,315	0	2,315
Illinois	0	62,821	0	62,821
Indiana	0	8,642	0	8,642
Kentucky	0	8,655	0	8,655
Louisiana	0	10,617	0	10,617
Maine	0	989	0	989
Maryland	0	7,597	0	7,597
Massachusetts	0	12,709	0	12,709
Michigan	0	14,260	0	14,260
Minnesota	0	1,203	0	1,203
Mississippi	0	1,576	0	1,576
Missouri	0	4,840	0	4,840
Nebraska	0	9,892	0	9,892
Nevada	0	1,687	0	1,687
New Hampshire	0	1,737	0	1,737
New Jersey	0	23,477	0	23,477
New Mexico	0	6,937	0	6,937
New York	0	94,120	0	94,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
North Carolina	$0	$8,018	$0	$8,018
Ohio	0	24,427	0	24,427
Oklahoma	0	1,161	0	1,161
Oregon	0	6,135	0	6,135
Pennsylvania	0	25,060	0	25,060
Puerto Rico	0	1,279	0	1,279
Rhode Island	0	8,403	0	8,403
South Carolina	0	2,434	0	2,434
South Dakota	0	2,078	0	2,078
Tennessee	0	9,833	0	9,833
Texas	0	41,281	0	41,281
Utah	0	1,312	0	1,312
Virginia	0	3,835	0	3,835
Washington	0	22,465	0	22,465
West Virginia	0	3,928	0	3,928
Wisconsin	0	11,461	0	11,461
Short-Term Instruments
Repurchase Agreements	0	530	0	530
Short-Term Notes	0	2,200	0	2,200
U.S. Treasury Bills	0	85,894	0	85,894
U.S. Treasury Cash Management Bills	0	20,198	0	20,198

Total Investments	$0	$701,352	$0	$701,352

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(14)	$0	$(14)

Total Financial Derivative Instruments	$0	$(14)	$0	$(14)

Totals	$0	$701,338	$0	$701,338

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	99

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

MUNICIPAL BONDS & NOTES 89.3%

ALABAMA 2.9%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$1,000	$1,217

ALASKA 1.4%

Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2021
4.000% due 06/01/2050	500	575

ARIZONA 1.1%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.250% due 01/01/2040	480	451

CALIFORNIA 12.7%

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,000	1,216
4.000% due 10/01/2052	1,000	1,155

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	250	274

California State General Obligation Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,141

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	2,610	513
3.850% due 06/01/2050	1,000	1,018

		5,317

CONNECTICUT 2.9%

Connecticut State General Obligation Bonds, Series 2021
4.000% due 06/01/2034	1,000	1,229

FLORIDA 2.9%

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	1,000	1,216

GEORGIA 3.4%

Municipal Electric Authority of Georgia Revenue Bonds, Series 2020
5.000% due 01/01/2035	1,115	1,433

ILLINOIS 6.0%

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	1,000	1,202

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	250	317

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2021
3.238% due 01/01/2042	1,000	1,007

		2,526

LOUISIANA 2.9%

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Notes, Series 2021
5.000% due 02/01/2028	1,000	1,227

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 2.7%

Michigan Strategic Fund Revenue Bonds, Series 2021
4.000% due 10/01/2061	$1,000	$1,116

MISSOURI 2.4%

Hazelwood School District, Missouri General Obligation Notes, Series 2012
4.000% due 03/01/2022	1,000	1,006

NEW JERSEY 3.0%

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2028	1,000	1,243

NEW YORK 7.4%

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
5.000% due 02/15/2034	1,000	1,350

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2030	500	605

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 02/01/2030	1,000	1,172

		3,127

NORTH CAROLINA 6.4%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	1,000	1,345

North Carolina State Revenue Notes, Series 2021
5.000% due 03/01/2031	1,000	1,326

		2,671

OHIO 5.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	500	563
5.000% due 06/01/2055	500	581

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.375% due 02/01/2026	1,000	1,008

		2,152

PENNSYLVANIA 7.9%

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
1.200% (MUNIPSA) due 08/15/2038 ~(d)	1,000	1,028

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2035	1,750	2,300

		3,328

PUERTO RICO 4.9%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(a)	600	534

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	250	239

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2004
5.000% due 07/01/2036 ^(a)	250	265

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	3,000	1,023

		2,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 3.7%

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
4.000% due 06/01/2051	$250	$260

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	1,000	1,286

		1,546

TEXAS 2.9%

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2021
5.000% due 12/01/2047	500	640

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	100	102

Port of Beaumont Industrial Development Authority, Texas Revenue Notes, Series 2021
4.100% due 01/01/2028	500	485

		1,227

VIRGINIA 3.2%

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2038	1,100	1,326

WISCONSIN 3.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 10/01/2041	1,000	1,219
4.000% due 03/31/2056	250	275

		1,494

Total Municipal Bonds & Notes (Cost $37,381)		37,488

SHORT-TERM INSTRUMENTS 9.3%

SHORT-TERM NOTES 3.8%

Federal Home Loan Bank
0.030% due 01/12/2022 (b)(c)	1,600	1,600

U.S. TREASURY BILLS 0.7%
0.052% due 04/21/2022 (b)(c)	300	300

MUNICIPAL BONDS & NOTES 4.8%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.586% due 06/01/2022	1,000	1,000

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2022	1,000	1,021

Total Municipal Bonds & Notes (Cost $2,022)		2,021

Total Short-Term Instruments (Cost $3,922)		3,921

Total Investments in Securities (Cost $41,303)		41,409

Total Investments 98.6% (Cost $41,303)		$41,409

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $0)		1

Other Assets and Liabilities, net 1.4%		600

Net Assets 100.0%		$42,010

100	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	1.200%	08/15/2038	09/14/2021	$ 1,027	$1,028	2.45%

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2022	42	$(5,480)	$(9)	$3	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2022	3	(591)	5	0	(2)

Total Futures Contracts				$(4)	$3	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$0	$3	$0	$(2)	$0	$ (2)

Cash of $88 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	101

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)	December 31, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4)	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,217	$0	$1,217
Alaska	0	575	0	575
Arizona	0	451	0	451
California	0	5,317	0	5,317
Connecticut	0	1,229	0	1,229
Florida	0	1,216	0	1,216
Georgia	0	1,433	0	1,433
Illinois	0	2,526	0	2,526
Louisiana	0	1,227	0	1,227
Michigan	0	1,116	0	1,116
Missouri	0	1,006	0	1,006
New Jersey	0	1,243	0	1,243
New York	0	3,127	0	3,127
North Carolina	0	2,671	0	2,671
Ohio	0	2,152	0	2,152
Pennsylvania	0	3,328	0	3,328
Puerto Rico	0	2,061	0	2,061
Tennessee	0	1,546	0	1,546

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Texas	$0	$1,227	$0	$1,227
Virginia	0	1,326	0	1,326
Wisconsin	0	1,494	0	1,494
Short-Term Instruments
Short-Term Notes	0	1,600	0	1,600
U.S. Treasury Bills	0	300	0	300
Municipal Bonds & Notes	0	2,021	0	2,021

Total Investments	$0	$41,409	$0	$41,409

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$3	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$1	$0	$1

Totals	$0	$41,410	$0	$41,410

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

102	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	December 31, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

MUNICIPAL BONDS & NOTES 81.0%

ALABAMA 1.8%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023	$250	$267

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
0.450% (MUNIPSA) due 10/01/2052 ~	1,500	1,501
4.000% due 10/01/2052	1,000	1,132

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2021
4.000% due 12/01/2023	1,250	1,328

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2024	500	556
5.000% due 08/01/2025	1,000	1,148

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	1,250	1,261

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2028	500	633

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	468

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,145

		10,439

ALASKA 0.1%

Northern Tobacco Securitization Corp., Alaska Revenue Notes, Series 2021
4.000% due 06/01/2023	550	577

ARIZONA 1.3%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
0.350% (MUNIPSA) due 01/01/2046 ~	1,125	1,126

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,031

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	220

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	389

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,350	1,334

University of Arizona Revenue Notes, Series 2021
5.000% due 06/01/2026	2,850	3,396

		7,496

CALIFORNIA 5.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.510% (MUNIPSA) due 04/01/2056 ~	2,000	2,001
0.550% (MUNIPSA) due 04/01/2056 ~	1,500	1,514

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	555

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	1,055	1,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	$2,250	$2,447

California Housing Finance Revenue Notes, Series 2020
1.450% due 04/01/2024	1,000	1,000

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.450% (MUNIPSA) due 08/01/2047 ~	4,500	4,513

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.800% (MUNIPSA) due 12/01/2050 ~	1,000	1,013

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	2,500	2,539

Golden State Tobacco Securitization Corp., California Revenue Notes, Series 2021
0.988% due 06/01/2024	2,000	1,989

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	1,600	1,603
1.850% due 06/01/2031	2,000	2,003

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
0.240% (MUNIPSA) due 07/01/2047 ~	1,200	1,200

Redondo Beach Community Financing Authority, California Revenue Notes, Series 2021
0.415% due 05/01/2023	675	672

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2023	900	948

Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2021
5.000% due 12/01/2022	1,125	1,175

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.664% (US0003M) due 06/01/2034 ~	1,250	1,247

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (d)	3,350	1,916

San Diego County, California Regional Transportation Commission Revenue Notes, Series 2021
5.000% due 10/01/2022	2,000	2,072

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	995

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
4.000% due 06/01/2022	1,075	1,091

		33,629

COLORADO 0.8%

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	450	456

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
0.384% (SOFRRATE) due 09/01/2039 ~	3,000	3,008

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 07/15/2023	100	104
5.000% due 01/15/2024	400	435
5.000% due 07/15/2024	325	360

		4,363

CONNECTICUT 2.6%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	500	537

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2023	675	717
5.000% due 05/01/2025	350	402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	$1,000	$1,164

Connecticut Special Tax State Revenue Notes, Series 2021
5.000% due 05/01/2025	2,250	2,582

Connecticut State General Obligation Bonds, Series 2013
1.050% (MUNIPSA) due 03/01/2024 ~	1,020	1,032

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	250	260

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	405

Connecticut State General Obligation Notes, Series 2020
4.000% due 06/01/2023	425	447
5.000% due 01/15/2025	350	398

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	1,000	1,002

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.080% due 07/01/2040	2,400	2,400

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	500	505

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,280	2,397

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	536

		14,784

DELAWARE 0.5%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	761
1.250% due 10/01/2040	2,000	2,004

		2,765

DISTRICT OF COLUMBIA 0.1%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	506

FLORIDA 3.8%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	749

Collier County, Florida Water-Sewer District Revenue Notes, Series 2021
5.000% due 07/01/2027	1,000	1,234

Florida Department of Transportation State Revenue Notes, Series 2021
5.000% due 07/01/2023	1,300	1,392

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	290
5.000% due 10/01/2026	470	562

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	765

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	1,030	1,159

JEA Water & Sewer System, Florida Revenue Bonds, Series 2008
0.110% due 10/01/2036	5,885	5,885

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,153

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	103

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	$710	$798

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	595

Orlando Utilities Commission, Florida Revenue Bonds, Series 2015
0.080% due 10/01/2039	6,750	6,750

Tampa, Florida Revenue Notes, Series 2020
5.000% due 07/01/2022	175	179

		21,511

GEORGIA 2.3%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	526

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	500	515

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,027

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
0.896% (US0001M) due 08/01/2048 ~	500	504

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	50	57

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	5,000	5,871

Main Street Natural Gas, Inc., Georgia Revenue Notes, Series 2019
5.000% due 05/15/2022	600	610

Main Street Natural Gas, Inc., Georgia Revenue Notes, Series 2021
4.000% due 12/01/2024	750	821

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	625	709

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
4.000% due 11/01/2023	1,000	1,065
5.000% due 01/01/2024	490	534

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2023	240	251
5.000% due 01/01/2024	360	392

		12,882

ILLINOIS 7.0%

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2024	600	663

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.838% due 12/01/2023	1,500	1,517

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2022	1,000	1,000

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,001

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2028	3,000	3,611

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	5,000	5,125

Cook County, Illinois General Obligation Notes, Series 2021
5.000% due 11/15/2024	1,750	1,974

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	1,100	1,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2021
0.800% (MUNIPSA) due 05/01/2042 ~	$1,000	$1,003

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	299

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2025	1,485	1,729
5.000% due 08/15/2026	1,925	2,310

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	546

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	764

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,077

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,961
5.125% due 05/01/2022	750	762

Illinois State General Obligation Notes, Series 2021
5.000% due 12/01/2028	4,000	4,946

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	750	799

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,000	1,021

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	567
5.000% due 01/01/2026	375	439

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
5.000% due 06/15/2052	3,000	3,064

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025 (a)	1,125	1,192

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	373

		39,843

INDIANA 1.4%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	650	650

Indiana Finance Authority Revenue Notes, Series 2021
0.650% due 08/01/2025	4,500	4,470

Lake Central Multi-District School Building Corp., Indiana Revenue Bonds, Series 2012
5.000% due 01/15/2030	1,700	1,784

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	750	806

		7,710

IOWA 0.8%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.158% due 08/15/2032	975	975

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
0.193% due 08/15/2029	1,810	1,810

Iowa Tobacco Settlement Authority Revenue Notes, Series 2021
0.375% due 06/01/2030	855	855

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	650	760

		4,400

KANSAS 0.6%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.569% (US0001M) due 09/01/2024 ~	2,500	2,520

Kansas Development Finance Authority Revenue Notes, Series 2021
0.662% due 05/01/2024	800	792

		3,312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 1.4%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
0.170% due 04/01/2031	$2,045	$2,045

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	565

Louisville and Jefferson County, Kentucky Metropolitan Sewer District Revenue Notes, Series 2021
3.000% due 10/14/2022	5,000	5,111

		7,721

LOUISIANA 0.8%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.550% due 05/01/2043	1,000	1,000

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	1,700	1,705

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	300	309
2.125% due 06/01/2037	1,300	1,342

		4,356

MARYLAND 1.3%

Anne Arundel County, Maryland General Obligation Notes, Series 2021
5.000% due 04/01/2026	3,000	3,561

Baltimore County, Maryland General Obligation Notes, Series 2018
5.000% due 03/01/2025	1,500	1,717

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	480	562

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,693

		7,533

MASSACHUSETTS 2.0%

Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue Notes, Series 2013
5.000% due 06/15/2022	1,180	1,206

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	1,150	1,160

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,134

Commonwealth of Massachusetts General Obligation Notes, Series 2017
5.000% due 10/01/2022	1,220	1,264

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.600% (MUNIPSA) due 07/01/2038 ~	1,000	1,001

Massachusetts Development Finance Agency Revenue Notes, Series 2020
5.000% due 10/01/2022	2,400	2,486

Massachusetts Development Finance Agency Revenue Notes, Series 2021
0.674% due 07/01/2023	500	497

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	750	854

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,046

		11,648

104	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 2.7%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.688% (US0003M) due 07/01/2032 ~	$2,000	$2,009

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
4.000% due 07/01/2022	500	509
5.000% due 07/01/2023	425	455

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	2,000	2,013

Michigan Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2047	3,800	3,965

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	1,719	1,751

Michigan State Building Authority Revenue Bonds, Series 2020
0.140% due 10/15/2042	1,000	1,000

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,595

University of Michigan Revenue Notes, Series 2020
5.000% due 04/01/2025	1,000	1,148

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2025	690	768

		15,213

MINNESOTA 0.3%

Minneapolis, Minnesota Revenue Bonds, Series 2018
0.080% due 11/15/2048	1,900	1,900

MISSISSIPPI 0.6%

Lowndes County, Mississippi Revenue Bonds, Series 1992
6.800% due 04/01/2022	1,610	1,635

Mississippi State General Obligation Bonds, Series 2015
5.000% due 11/01/2032	1,000	1,171

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	779

		3,585

MISSOURI 1.0%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 05/01/2051	1,500	1,714

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2025	1,150	1,290

Kansas City, Missouri Revenue Notes, Series 2021
5.000% due 04/01/2023	400	423
5.000% due 04/01/2024	425	467

St Louis County, Missouri Revenue Notes, Series 2021
5.000% due 12/01/2022	1,825	1,905

		5,799

MONTANA 0.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
0.650% (MUNIPSA) due 08/15/2037 ~	915	916

NEBRASKA 0.9%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
0.600% (MUNIPSA) due 05/15/2033 ~	1,500	1,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 11/15/2053	$1,000	$1,153

Douglas County, Nebraska Revenue Bonds, Series 2021
0.630% (MUNIPSA) due 07/01/2035 ~	2,500	2,510

		5,163

NEVADA 0.3%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	850	863

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
3.000% due 06/15/2023	500	520

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	500	502

		1,885

NEW HAMPSHIRE 0.6%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2024	220	233
4.000% due 01/01/2025	285	308

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2005
0.100% due 07/01/2033	3,100	3,100

		3,641

NEW JERSEY 3.7%

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (c)	3,000	2,912

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.700% (MUNIPSA) due 03/01/2028 ~	1,000	1,011

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	2,750	3,291

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	450	454

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	1,037

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2025	500	573
5.000% due 06/01/2026	3,500	4,140
5.000% due 06/01/2027	1,155	1,405

New Jersey Turnpike Authority Revenue Bonds, Series 2017
0.819% (US0001M) due 01/01/2030 ~	3,500	3,507

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	1,000	1,178

Newark, New Jersey General Obligation Notes, Series 2020
5.000% due 10/01/2022	750	774

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	764

		21,046

NEW MEXICO 0.6%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	2,000	2,018

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,135

		3,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 10.6%

Buffalo, New York General Obligation Notes, Series 2021
5.000% due 04/01/2025	$2,215	$2,537

Hempstead Union Free School District, New York General Obligation Notes, Series 2021
1.000% due 07/13/2022	1,750	1,757

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	1,160	1,189

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	1,000	1,265

Long Island Power Authority, New York Revenue Notes, Series 2020
5.000% due 09/01/2024	625	701

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
0.834% (SOFRRATE) due 11/01/2032 ~	1,500	1,510

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.886% (US0001M) due 11/01/2026 ~	360	360

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2028	1,280	1,571

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,500	1,547

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	650	683

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2022	400	417

New York City Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2020
0.700% due 11/01/2060	2,000	2,002

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	766

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	755

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	750	948

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2002
5.000% due 11/01/2022	1,250	1,300

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2021
5.000% due 11/01/2026	7,000	8,449

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.060% due 06/15/2050	4,000	4,000

New York City, General Obligation Bonds, Series 2012
0.160% due 04/01/2042	3,500	3,500

New York City, General Obligation Bonds, Series 2015
0.060% due 06/01/2044	2,000	2,000

New York City, New York Health and Hospitals Corp. Revenue Bonds, Series 2008
0.080% due 02/15/2031	5,285	5,285

New York City, New York Housing Development Corp. Revenue Bonds, Series 2021
0.120% due 11/01/2051	3,805	3,803

New York Power Authority Revenue Bonds, Series 2011
5.000% due 11/15/2022	360	375

New York State Dormitory Authority Revenue Bonds, Series 2003
0.080% due 02/15/2031	5,790	5,790

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 09/15/2022	1,400	1,447

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	105

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	$1,045	$1,075

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	250	271

Town of Huntington, New York General Obligation Notes, Series 2021
5.000% due 07/15/2023	455	488

Town of Oyster Bay, New York General Obligation Notes, Series 2021
4.000% due 03/01/2023	850	885
4.000% due 03/01/2024	850	914

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	2,500	2,582

		60,172

NORTH CAROLINA 1.6%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2050	1,430	1,616

North Carolina Capital Facilities Finance Agency Revenue Notes, Series 2021
0.880% due 10/01/2022	950	949

North Carolina State Revenue Notes, Series 2021
5.000% due 03/01/2023	1,550	1,636
5.000% due 03/01/2024	2,385	2,625

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.466% (US0001M) due 12/01/2041 ~	1,000	1,001

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	1,025	1,129

		8,956

OHIO 0.7%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	2,000	2,026

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	532

Northeast Ohio Medical University Revenue Notes, Series 2021
3.000% due 12/01/2023	150	156

Wright State University, Ohio Revenue Notes, (BAM Insured), Series 2021
4.000% due 05/01/2023	520	545
4.000% due 05/01/2024	500	540

		3,799

OKLAHOMA 0.1%

University of Oklahoma Revenue Bonds, Series 2015
5.000% due 07/01/2035	560	639

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	173

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2025	275	317
5.000% due 06/15/2026	350	418

		908

PENNSYLVANIA 5.5%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
0.384% (SOFRRATE) due 07/01/2031 ~	3,800	3,803

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Pennsylvania General Obligation Notes, Series 2020
5.000% due 05/01/2022	$1,300	$1,321

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
1.200% (MUNIPSA) due 08/15/2038 ~(e)	2,500	2,570

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	610

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	522

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
0.820% (MUNIPSA) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.109% (US0001M) due 08/15/2048 ~	750	755

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2008
0.400% due 10/01/2023	1,520	1,518

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	500	532

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2023	750	767
3.000% due 01/01/2025	1,020	1,080

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2023	125	131
4.000% due 10/15/2023	700	745
4.000% due 10/15/2024	850	932

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.700% (MUNIPSA) due 12/01/2023 ~	1,000	1,006

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
3.000% due 12/01/2022	2,265	2,323
4.000% due 12/01/2023	3,435	3,678
4.000% due 12/01/2024	725	799

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
0.750% (MUNIPSA) due 09/01/2040 ~	2,400	2,416

University of Pittsburgh-of the Commonwealth System of Higher Education, Pennsylvania Revenue Notes, Series 2021
4.000% due 04/15/2026	4,000	4,545

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2022	600	611

		31,164

PUERTO RICO 0.4%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	2,000	2,429

SOUTH CAROLINA 1.0%

County Square Redevelopment Corp., South Carolina Revenue Notes, Series 2021
2.000% due 03/03/2022	2,000	2,006

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
0.927% (US0001M) due 10/01/2048 ~	1,000	1,010

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,451

Spartanburg County, South Carolina General Obligation Notes, Series 2021
2.000% due 04/01/2024	1,165	1,205

		5,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.706% due 06/01/2023	$1,000	$997

TENNESSEE 0.8%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	641

Memphis, Tennessee Water Revenue Notes, Series 2020
4.000% due 12/01/2022	400	414

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2024	2,000	2,224

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	500	557

Tennessee Energy Acquisition Corp. Revenue Notes, Series 2021
5.000% due 11/01/2023	250	270
5.000% due 11/01/2024	250	280

		4,386

TEXAS 7.7%

Alvin Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
0.450% due 02/15/2036	1,000	1,002

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2026	280	316

Canyon Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2023	1,910	2,012

Carrollton-Farmers Branch Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2023	3,000	3,161

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	1,000	1,106

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027	2,500	2,906

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	448

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	620	626

Garland, Texas Electric Utility System Revenue Notes, Series 2019
5.000% due 03/01/2025	500	566

Garland, Texas Electric Utility System Revenue Notes, Series 2021
5.000% due 03/01/2024	960	1,055

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
0.719% (US0001M) due 11/15/2046 ~	2,500	2,510

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,155	1,289

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	395

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	1,500	1,577

Houston, Texas Combined Utility System Revenue Notes, Series 2021
4.000% due 11/15/2023	1,250	1,336
5.000% due 11/15/2024	1,250	1,414

106	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lower Colorado River Authority, Texas Revenue Notes, Series 2020
5.000% due 05/15/2022	$2,055	$2,091

Lower Colorado River Authority, Texas Revenue Notes, Series 2021
5.000% due 05/15/2023	2,910	3,098

New Caney Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
1.250% due 02/15/2050	1,500	1,528

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	720

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	776

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	740	760

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	769

Richardson Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2023	3,035	3,198

San Antonio Municipal Facilities Corp., Texas Revenue Bonds, Series 2021
0.894% due 08/01/2050	2,500	2,495

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	511

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	750	778

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
0.836% (US0003M) due 12/15/2026 ~	1,385	1,396
1.586% (US0003M) due 12/15/2026 ~	1,000	1,000

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	215	250

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2022	750	781
5.000% due 12/15/2023	500	541

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	564

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2025	410	455

		43,430

UTAH 0.3%

Salt Lake City, Utah Airport Revenue Notes, Series 2021
5.000% due 07/01/2024	350	390
5.000% due 07/01/2025	450	519

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	547

		1,456

VIRGINIA 1.9%

Fairfax County, Virginia General Obligation Notes, Series 2021
4.000% due 10/01/2025	4,000	4,520

Prince George County, Virginia General Obligation Notes, Series 2020
5.000% due 08/01/2022	1,720	1,768

Virginia Small Business Financing Authority Revenue Bonds, Series 2014
5.250% due 10/01/2029	3,000	3,376

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	$1,150	$1,169

		10,833

WASHINGTON 3.0%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
0.300% (MUNIPSA) due 11/01/2045 ~	4,500	4,545

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.550% (MUNIPSA) due 11/01/2045 ~	750	753

Energy Northwest, Washington Revenue Notes, Series 2020
5.000% due 07/01/2027	750	922

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,055

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	455

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
0.590% (MUNIPSA) due 11/01/2046 ~	675	677

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2021
0.350% (MUNIPSA) due 05/01/2045 ~	3,000	3,027

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.150% (MUNIPSA) due 01/01/2042 ~	1,000	1,005

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	950

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2023	250	264

Washington State General Obligation Notes, Series 2021
5.000% due 06/01/2026	3,000	3,575

		17,228

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	990	1,014

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,010

		2,024

WISCONSIN 1.2%

Milwaukee, Wisconsin General Obligation Notes, Series 2019
5.000% due 04/01/2023	1,500	1,588

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2022	625	637

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2025	290	323

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	658

Wisconsin State General Obligation Notes, Series 2019
5.000% due 05/01/2026	3,110	3,697

		6,903

Total Municipal Bonds & Notes (Cost $456,207)		458,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
1.500% due 01/15/2023	$600	$607
1.500% due 11/30/2024	1,100	1,117

Total U.S. Treasury Obligations (Cost $1,705)		1,724

SHORT-TERM INSTRUMENTS 18.4%

REPURCHASE AGREEMENTS (f) 0.1%
		549

SHORT-TERM NOTES 1.4%

Bayport-Blue Point Union Free School District, New York General Obligation Notes, Series 2021
1.500% due 06/24/2022	4,500	4,528

Rondout Valley Central School District Accord, New York General Obligation Notes, Series 2021
1.250% due 06/29/2022	3,500	3,519

		8,047

U.S. TREASURY BILLS 2.6%
0.042% due 01/18/2022 - 03/31/2022 (b)(c)	14,400	14,399

U.S. TREASURY CASH MANAGEMENT BILLS 4.5%
0.045% due 03/01/2022 - 03/08/2022 (b)(c)	25,700	25,698

MUNICIPAL BONDS & NOTES 9.8%

Arizona Industrial Development Authority Revenue Notes, Series 2021
1.400% due 07/01/2022	175	175

Borough of Edgewater, New Jersey General Obligation Notes, Series 2021
1.250% due 07/15/2022	3,468	3,488

California School Cash Reserve Program Authority Revenue Notes, Series 2021
2.000% due 01/31/2022	3,000	3,004

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2022	700	713

Connetquot Central School District of Islip, New York General Obligation Notes, Series 2021
1.500% due 06/24/2022	4,000	4,022

Del Valle Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 06/15/2022	1,000	1,022

East Ramapo Central School District, New York General Obligation Notes, Series 2021
1.250% due 05/05/2022	500	501

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.586% due 06/01/2022	1,445	1,445

Hampton Bays Union Free School District, New York General Obligation Notes, Series 2021
1.250% due 06/23/2022	5,100	5,126

Hempstead Union Free School District, New York General Obligation Notes, Series 2021
1.000% due 06/30/2022	1,700	1,706

Kansas City, Missouri Revenue Notes, Series 2021
5.000% due 04/01/2022	500	506

Lindenhurst Union Free School District, New York General Obligation Notes, Series 2021
1.000% due 06/24/2022	2,000	2,008

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/23/2022	5,000	5,093

Massachusetts Development Finance Agency Revenue Notes, Series 2021
0.574% due 07/01/2022	550	550

Michigan Finance Authority Revenue Notes, Series 2021
3.000% due 07/20/2022	4,250	4,315

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	107

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Middletown, New York General Obligation Notes, Series 2021
1.500% due 08/25/2022	$2,500	$2,522

Newark, New Jersey General Obligation Notes, Series 2021
1.250% due 07/25/2022	2,000	2,011
1.250% due 10/03/2022	3,500	3,526

Onondaga Central School District, New York General Obligation Notes, Series 2021
1.250% due 07/29/2022	4,000	4,024

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2022	835	849

Plattsburgh City School District, New York General Obligation Notes, Series 2021
1.250% due 07/29/2022	2,500	2,515

Richardson Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2022	740	744

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2022	675	687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Victor Central School District, New York General Obligation Notes, Series 2021
1.500% due 07/29/2022	$4,000	$4,031

Wright State University, Ohio Revenue Notes, Series 2021
4.000% due 05/01/2022	705	714

Total Municipal Bonds & Notes (Cost $55,307)		55,297

Total Short-Term Instruments (Cost $103,998)		103,990

Total Investments in Securities (Cost $561,910)		564,486

Total Investments 99.7% (Cost $561,910)		$564,486

Other Assets and Liabilities, net 0.3%		1,977

Net Assets 100.0%		$566,463

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	1.200%	08/15/2038	09/14/2021	$2,569	$2,570	0.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2021	01/03/2022	$549	U.S. Treasury Notes 2.875% due 08/15/2028	$(560)	$549	$549

Total Repurchase Agreements						$(560)	$549	$549

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$549	$0	$0		$549	$(560)	$(11)

Total Borrowings and Other Financing Transactions	$549	$0	$0

108	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2021	(Unaudited)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$10,439	$0	$10,439
Alaska	0	577	0	577
Arizona	0	7,496	0	7,496
California	0	33,629	0	33,629
Colorado	0	4,363	0	4,363
Connecticut	0	14,784	0	14,784
Delaware	0	2,765	0	2,765
District of Columbia	0	506	0	506
Florida	0	21,511	0	21,511
Georgia	0	12,882	0	12,882
Illinois	0	39,843	0	39,843
Indiana	0	7,710	0	7,710
Iowa	0	4,400	0	4,400
Kansas	0	3,312	0	3,312
Kentucky	0	7,721	0	7,721
Louisiana	0	4,356	0	4,356
Maryland	0	7,533	0	7,533
Massachusetts	0	11,648	0	11,648
Michigan	0	15,213	0	15,213
Minnesota	0	1,900	0	1,900
Mississippi	0	3,585	0	3,585
Missouri	0	5,799	0	5,799
Montana	0	916	0	916
Nebraska	0	5,163	0	5,163
Nevada	0	1,885	0	1,885

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2021
New Hampshire	$0	$3,641	$0	$3,641
New Jersey	0	21,046	0	21,046
New Mexico	0	3,153	0	3,153
New York	0	60,172	0	60,172
North Carolina	0	8,956	0	8,956
Ohio	0	3,799	0	3,799
Oklahoma	0	639	0	639
Oregon	0	908	0	908
Pennsylvania	0	31,164	0	31,164
Puerto Rico	0	2,429	0	2,429
South Carolina	0	5,672	0	5,672
South Dakota	0	997	0	997
Tennessee	0	4,386	0	4,386
Texas	0	43,430	0	43,430
Utah	0	1,456	0	1,456
Virginia	0	10,833	0	10,833
Washington	0	17,228	0	17,228
West Virginia	0	2,024	0	2,024
Wisconsin	0	6,903	0	6,903
U.S. Treasury Obligations	0	1,724	0	1,724
Short-Term Instruments
Repurchase Agreements	0	549	0	549
Short-Term Notes	0	8,047	0	8,047
U.S. Treasury Bills	0	14,399	0	14,399
U.S. Treasury Cash Management Bills	0	25,698	0	25,698
Municipal Bonds & Notes	0	55,297	0	55,297

Total Investments	$0	$564,486	$0	$564,486

There were no significant transfers into or out of Level 3 during the period ended December 31, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2021	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

110	PIMCO ETF TRUST

December 31, 2021	(Unaudited)

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies,

accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	111

Notes to Financial Statements	(Cont.)

registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by a Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market

112	PIMCO ETF TRUST

December 31, 2021	(Unaudited)

but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value

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Notes to Financial Statements	(Cont.)

hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive

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markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2021 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$18,215	$56,254	$(50,269)	$0	$0	$24,200	$1	$0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	7	7,665	(6,120)	0	0	1,552	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements	(Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

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(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

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Notes to Financial Statements	(Cont.)

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the

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difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit

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default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation,

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other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date

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and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	X	—

Small Fund	—	—	—	X	—	—	—	—	—	—	—	X	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	—	—	—	—	X	—	X	X	—	—	—	X	—

Market	X	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X	X

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—	—

LIBOR Transition Risk	—	—	—	—	—	—	X	X	X	X	—	X	—

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value, particularly during times of market stress.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could

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Notes to Financial Statements	(Cont.)

potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics.

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Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by

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third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in

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market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(3)	0.39%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	Prior to October 31, 2021, PIMCO contractually agreed to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2022, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.
(3)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.10% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2021 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in a Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing

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Notes to Financial Statements	(Cont.)

costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund.

The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$250	$308	$12	$570

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1	196	195	392

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	0	13	13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant

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to Rule 17a-7 under the Act for the period ended December 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	$0	$53,313

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	3,375

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	78,652	47,985

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	4,061

PIMCO Active Bond Exchange-Traded Fund	15,941	14,207

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	7,553	9,762

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	6,216	8,274

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	488,246	553,670

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$23,451	$29,634	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	103,302	130,357	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	17,028	32,444	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	155,192	161,547	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	571,863	516,970

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	38,778	39,652	105,676	106,498

PIMCO Active Bond Exchange-Traded Fund	7,105,586	6,658,207	411,061	160,916

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,565,278	1,248,929	215,478	109,529

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	5,200	6,342	58,560	37,400

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	960,836	204,950	1,922,410	2,356,086

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	95,176	37,844

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	0	63,538	26,791

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	155,727	49,176

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transaction fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other

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Notes to Financial Statements	(Cont.)

financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$ 500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2021, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$168,647	$179,461

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	504,328	90,512

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	440,634	93,550

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	75,906	6,549

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	341,256	741,529

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	135,947	107,832

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$15,404	$8,981

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,419	14,595

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	5,701	10,650

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	138	1,053

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	Short-Term	Long-Term

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$38,060	$150,298

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0

PIMCO Active Bond Exchange-Traded Fund	15,703	30,214

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	172	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,348	458

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	882	366

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$426,101	$2,268	$(28,385)	$(26,117)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,382,108	7,583	(977)	6,606

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	957,735	36,583	0	36,583

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	240,775	6,129	(148)	5,981

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,834,411	12,416	(29,158)	(16,742)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	788,615	22,025	(3,750)	18,275

PIMCO Active Bond Exchange-Traded Fund	4,680,056	137,153	(40,909)	96,244

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,925,515	4,707	(12,053)	(7,346)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	160,651	545	(674)	(129)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	13,669,093	16,393	(34,928)	(18,535)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	675,759	26,419	(733)	25,686

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	41,347	223	(165)	58

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	561,910	3,535	(959)	2,576

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BMO	BMO Capital Markets Corporation	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

CSN	Credit Suisse AG (New York)	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	JPS	J.P. Morgan Securities LLC

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

CAD	Canadian Dollar	ILS	Israeli Shekel

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRINDX	Secured Overnight Financing Rate Index	US0012M	ICE 12-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.	Q-SBLF	Qualified School Bond Loan Fund

BAM	Build America Mutual Assurance

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

134	PIMCO ETF TRUST

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2021	$0.6300	$0.0000	$0.0000	$0.6300

December 2021	$0.6400	$0.0000	$0.0000	$0.6400

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.3200	$0.0000	$0.0000	$0.3200

August 2021	$0.3400	$0.0000	$0.0000	$0.3400

September 2021	$0.1400	$0.0000	$0.0000	$0.1400

October 2021	$0.0000	$0.0000	$0.0000	$0.0000

November 2021	$0.0350	$0.0000	$0.0000	$0.0350

December 2021	$0.2100	$0.0000	$0.0000	$0.2100

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.4800	$0.0000	$0.0000	$0.4800

August 2021	$0.5000	$0.0000	$0.0000	$0.5000

September 2021	$0.2200	$0.0000	$0.0000	$0.2200

October 2021	$0.0800	$0.0000	$0.0000	$0.0800

November 2021	$0.1300	$0.0000	$0.0000	$0.1300

December 2021	$0.3800	$0.0000	$0.0000	$0.3800

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.4000	$0.0000	$0.0000	$0.4000

August 2021	$0.4300	$0.0000	$0.0000	$0.4300

September 2021	$0.2000	$0.0000	$0.0000	$0.2000

October 2021	$0.0400	$0.0000	$0.0000	$0.0400

November 2021	$0.0800	$0.0000	$0.0000	$0.0800

December 2021	$0.3600	$0.0000	$0.0000	$0.3600

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.3100	$0.0000	$0.0000	$0.3100

August 2021	$0.2600	$0.0000	$0.0000	$0.2600

September 2021	$0.2600	$0.0000	$0.0000	$0.2600

October 2021	$0.2600	$0.0000	$0.0000	$0.2600

November 2021	$0.2600	$0.0000	$0.0000	$0.2600

December 2021	$0.2600	$0.0000	$0.0000	$0.2600

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	135

Distribution Information	(Cont.)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.2400	$0.0000	$0.0000	$0.2400

August 2021	$0.2189	$0.0000	$0.0000	$0.2189

September 2021	$0.2200	$0.0000	$0.0000	$0.2200

October 2021	$0.2200	$0.0000	$0.0000	$0.2200

November 2021	$0.2200	$0.0000	$0.0000	$0.2200

December 2021	$0.2200	$0.0000	$0.0000	$0.2200

PIMCO Active Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.2400	$0.0000	$0.0000	$0.2400

August 2021	$0.2400	$0.0000	$0.0000	$0.2400

September 2021	$0.2400	$0.0000	$0.0000	$0.2400

October 2021	$0.2300	$0.0000	$0.0000	$0.2300

November 2021	$0.2300	$0.0000	$0.0000	$0.2300

December 2021	$0.2300	$0.0000	$0.0000	$0.2300

PIMCO Enhanced Low Duration Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0650	$0.0000	$0.0000	$0.0650

August 2021	$0.0570	$0.0000	$0.0000	$0.0570

September 2021	$0.0600	$0.0000	$0.0000	$0.0600

October 2021	$0.0640	$0.0000	$0.0000	$0.0640

November 2021	$0.0730	$0.0000	$0.0000	$0.0730

December 2021	$0.0740	$0.0000	$0.0000	$0.0740

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0400	$0.0000	$0.0000	$0.0400

August 2021	$0.0300	$0.0000	$0.0000	$0.0300

September 2021	$0.0330	$0.0000	$0.0000	$0.0330

October 2021	$0.0330	$0.0000	$0.0000	$0.0330

November 2021	$0.0387	$0.0000	$0.0003	$0.0390

December 2021	$0.0470	$0.0000	$0.0000	$0.0470

PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0350	$0.0000	$0.0000	$0.0350

August 2021	$0.0342	$0.0000	$0.0000	$0.0342

September 2021	$0.0350	$0.0000	$0.0000	$0.0350

October 2021	$0.0320	$0.0000	$0.0000	$0.0320

November 2021	$0.0376	$0.0000	$0.0004	$0.0380

December 2021	$0.0377	$0.0000	$0.0000	$0.0377

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0740	$0.0000	$0.0000	$0.0740

August 2021	$0.0700	$0.0000	$0.0000	$0.0700

September 2021	$0.0720	$0.0000	$0.0000	$0.0720

October 2021	$0.0730	$0.0000	$0.0000	$0.0730

November 2021	$0.0800	$0.0000	$0.0000	$0.0800

December 2021	$0.0800	$0.0000	$0.0000	$0.0800

136	PIMCO ETF TRUST

(Unaudited)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2021	$0.0230	$0.0000	$0.0000	$0.0230

August 2021	$0.0196	$0.0000	$0.0000	$0.0196

September 2021	$0.0200	$0.0000	$0.0000	$0.0200

October 2021	$0.0191	$0.0000	$0.0000	$0.0191

November 2021	$0.0220	$0.0000	$0.0000	$0.0220

December 2021	$0.0190	$0.0000	$0.0000	$0.0190

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	137

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Investment Management Agreement for the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

At a meeting held on May 25-26, 2021, the Board, including all of the Independent Trustees, considered and approved the Investment Management Agreement (the “New Fund Agreement”) between the Trust, on behalf of PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (the “New Fund”), and PIMCO for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreement.

In considering whether to approve the New Fund Agreement, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund. In addition, the Board reviewed materials provided by Counsel, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the New Fund Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In connection with its review of the Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds where appropriate. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, Fund performance and profitability.

In connection with the approval of the New Fund Agreement, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for other similar funds. The Board also requested and received assistance and advice regarding applicable legal standards from Counsel. The Board heard oral presentations on matters related to the New Fund Agreement at the February 9-10, 2021 meeting.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the

138	PIMCO ETF TRUST

(Unaudited)

broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; developing compliance and operations processes in connection with regulatory developments, including Rule 6c-11 under the Investment Company Act of 1940, as amended, pertaining to exchange-traded funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreement are likely to continue to benefit the Funds, the New Fund and their respective shareholders, as applicable.

With respect to the New Fund, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the New Fund Agreement would likely benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement.

The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

With respect to the New Fund, the Board also considered the nature, extent and quality of services to be provided by PIMCO to the New Fund under the New Fund Agreement. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Fund and its shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	139

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the New Fund Agreement was considered, the Board did not receive or consider investment performance information for the New Fund.

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group, where appropriate, and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year. The Board reviewed materials indicating that, on a net-of-fees basis, performance has generally been strong for the active fixed income Funds over the one-, three- and five-year periods ended March 31, 2021 and since inception. The Board also reviewed information that showed that, certain index Funds modestly underperformed their benchmark, but that PIMCO did not expect such Funds, for structural reasons, to outperform their benchmarks on a net-of-fees basis over longer time horizons. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate due to competitive positioning considerations, observed long-term notable underperformance and significant misalignments with the level or quality of services being provided or a change in the overall strategic positioning of the Funds.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, where appropriate, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds. The Board compared each Fund’s total expenses to other funds in the Broadridge Report “Expense Group” and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the fee rates PIMCO charges to separate accounts and to other investment companies with similar investment strategies, although, in the case of a number of Funds in the Trust, PIMCO does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees,

140	PIMCO ETF TRUST

(Unaudited)

including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

With respect to the New Fund, the Board considered that, in proposing fees for the New Fund, PIMCO considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, and the competitive marketplace for financial products. The Board also considered the unified fee structure for the Trust under which the New Fund would pay for the supervisory and administrative services it requires as part of its management fee.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee charged by PIMCO under the Agreement, and that the total expenses of each Fund are reasonable.

With respect to the New Fund, based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee to be charged by PIMCO under the New Fund Agreement, and that the estimated total expenses of the New Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the New Fund Agreement was considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process and trade processing systems. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ and New Fund’s unified fee

SEMIANNUAL REPORT	|	DECEMBER 31, 2021	141

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ and New Fund’s cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ and New Fund’s unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds and the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

With respect to the New Fund, based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the New Fund Agreement. The Independent Trustees and the Board as a whole concluded that the New Fund Agreement was fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders would likely receive reasonable value in return for the fees paid to PIMCO by the New Fund under the New Fund Agreement, and that the approval of the New Fund Agreement was in the best interests of the New Fund and its shareholders.

142	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF4001SAR_123121

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	March 4, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 4, 2022